As filed with the Securities and Exchange Commission on February 23, 2024
1933 Act File No. 033‑57986
1940 Act File No. 811‑07470

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 111	☒
and/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 112	☒
(Check appropriate box or boxes.)

CARILLON SERIES TRUST
(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway
St. Petersburg, FL 33716
(Address of Principal Executive Office) (Zip Code)
Registrant’s Telephone Number, including Area Code: (727) 567‑8143

SUSAN L. WALZER, PRINCIPAL EXECUTIVE OFFICER
880 Carillon Parkway
St. Petersburg, FL 33716
(Name and Address of Agent for Service)
Copy to:
KATHY KRESCH INGBER, ESQ.
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☒	on April 26, 2024 pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CARILLON SERIES TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Class A, Class C, Class I and Class R-6 shares of Carillon Chartwell Real Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund (collectively, the “Funds”)

Statement of Additional Information for Class A, Class C, Class I and Class R-6 shares of the Funds

Part C of Form N-1A

Signature Page

Exhibits

Carillon Mutual Funds
Prospectus | [  ], 2024

Equity Funds	Class A	Class C	Class I*	Class R-6
Carillon Chartwell Mid Cap Value Fund	[ ]	[ ]	BERCX	[ ]
Carillon Chartwell Small Cap Growth Fund	[ ]	[ ]	CWSGX	[ ]
Carillon Chartwell Small Cap Value Fund	[ ]	[ ]	CWSIX	[ ]
Fixed Income Funds	Class A	Class C	Class I*	Class R-6
Carillon Chartwell Real Income Fund	[ ]	[ ]	BERIX	[ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]	[ ]	CWFIX	[ ]

* Formerly known as Class Chartwell

These securities have not been approved or disapproved by the Securities and Exchange Commission (“Commission”), nor has the Commission passed upon the accuracy or adequacy of the funds’ Prospectus. Any representation to the contrary is a criminal offense.

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Summaries
Carillon Chartwell Real Income Fund	[ ]
Carillon Chartwell Mid Cap Value Fund	[ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]
Carillon Chartwell Small Cap Growth Fund	[ ]
Carillon Chartwell Small Cap Value Fund	[ ]

More Information About the Funds
Additional Information About the Funds	[ ]	Reinstatement Privilege	[ ]
Additional Information Regarding Investment Strategies	[ ]	Class I Shares	[ ]
Additional Information About Principal Risk Factors	[ ]	Class R-6 Shares	[ ]
Investment Adviser	[ ]	How to Invest	[ ]
Subadvisers	[ ]	How To Sell Your Investment	[ ]
Portfolio Managers	[ ]	How To Exchange Your Shares	[ ]
Distributor	[ ]	Valuing Your Shares	[ ]
Rule 12b-1 Distribution Plan	[ ]	Doing Business with the Funds	[ ]
Payments to Financial Intermediaries	[ ]	Dividends, Other Distributions and Taxes	[ ]
Choosing a Share Class	[ ]	Description of Indices	[ ]
Class A Shares	[ ]	Fund Symbols, CUSIPs and Codes	[ ]
Class C Shares	[ ]	Financial Highlights	[ ]
Sales Charge Reductions	[ ]	For More Information	[ ]
Application of CDSC	[ ]

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL REAL INCOME FUND | [  ].2024

Investment objective | The Carillon Chartwell Real Income Fund’s (“Real Income” or the “fund”) investment objectives are to provide investors with current income and preserve inflation adjusted capital by seeking returns that exceed the rate of inflation over a complete market cycle.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [ ] of the fund’s Prospectus and on page [ ] of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-6
Management Fees	0.40%	0.40%	0.40%	0.40%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.38% (b)	0.38%(b)	0.33%	0.23%(b)
Total Annual Fund Operating Expenses	1.03%	1.78%	0.73%	0.63%
Fee Waiver and/or Expense Reimbursement (c)	(0.09%)	(0.09%)	(0.09%)	(0.09%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.94%	1.69%	0.64%	0.54%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge ("CDSC") at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other Expenses for the Class A, Class C and Class R-6 shares are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 0.94%, Class C – 1.69%, Class I – 0.64% and Class R-6 – 0.54%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2025. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$467	$682	$914	$1,579
Class C	$272	$552	$956	$2,087
Class I	$65	$224	$397	$898
Class R-6	$55	$193	$342	$778

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal investment strategies | The fund seeks to achieve its investment objectives by investing in income producing securities.  Under normal circumstances, the fund intends to invest at least 60% of its net assets in Treasury Inflation Protected Securities (“TIPS”). TIPS are publicly issued, dollar denominated U.S. Government securities issued by U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI).  Their payments are supported by the full faith and credit of the United States.  In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non-U.S. government, their agencies or instrumentalities, the sub-adviser implements a relative value strategy based on the sub-adviser’s outlook for inflation and inflation-adjusted interest rates (real interest rates).  The fund may invest in TIPS and other inflation-indexed debt securities and fixed income securities of any maturity.  However, the fund’s average effective duration is expected to range from three to seven years.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For example, the price of a security with a seven-year duration would be expected to decline by approximately 7% in response to a 1% increase in interest rates.

In addition to inflation-indexed debt securities, the fund may invest in other types of U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, corporate bonds, preferred stocks, mortgage-backed securities, asset-backed securities, master limited partnerships (“MLPs”), below investment grade securities, common stocks of mid- and large-capitalization companies and natural resources and precious metals  companies, including dividend-paying securities, and securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The fund’s investments may include ETFs that invest in natural resources and precious metals companies and gold and silver directly, which the sub-adviser believes over the long term tend to be less correlated to the equity and fixed income markets and may help to reduce the fund’s overall volatility. Certain of the fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The sub-adviser also may purchase bonds and preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the sub-adviser may purchase securities that are not registered under the 1933 Act including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale, and securities issued in non-U.S. markets subject to similar regulations.

The sub-adviser selects corporate bonds and securitized products primarily on the basis of relative value and current yield and secondarily on the basis of anticipated long term return. The sub-adviser seeks to invest in the debt securities of companies that it believes will experience stable or improving credit profiles, and selects debt securities for the fund’s portfolio by analyzing a security’s historical and relative yield spreads, as well as its credit quality, structure, maturity and liquidity.  When selecting corporate bonds and securitized products, such as mortgage-backed securities and asset-backed securities, the sub-adviser also will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”) or Morningstar DRBS (“Morningstar”). The sub-adviser may invest in fixed income securities of any credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P Fitch or Morningstar or, if unrated by S&P, Moody’s, Fitch or Morningstar, determined by the sub-adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P,  Fitch  or Morningstar (or, if unrated, determined by the sub-adviser to be of comparable credit quality).

The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams.  The fund may invest up to 15% of its net assets in common stocks and in preferred stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the sub-adviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the sub-adviser believes offer the potential for capital appreciation due to the business prospects of the issuers.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Inflation-indexed debt securities risk is the risk that inflation-indexed debt securities, including Treasury Inflation Protected Securities (“TIPS”), will be adversely affected by changes in real interest rates, which are market interest rates that are adjusted for inflation.  The prices of inflation-indexed debt securities tend to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-indexed debt securities may vary widely and will fluctuate as the principal and interest are adjusted for inflation. If an inflation index rate declines, the principal value and interest payable on an inflation-indexed security also will decline, adversely affecting the fund’s investment. There can be no assurance that an inflation index will accurately measure the real rate of inflation in the prices of goods and services. The fund’s investments in inflation-indexed investments may lose value in the event that the actual rate of inflation is different from the rate of the inflation index;

•
Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of seven years, a 1% increase in interest rates could be expected to result in a 7% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
Convertible securities. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the price of the underlying stock is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price;
Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market;
Preferred stocks. Preferred stocks are subject to issuer-specific risks and are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Callable securities risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
•
High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

•
Large-cap company risk arises because large-cap companies may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies;

•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;

•
Master limited partnership risk involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies. Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. The fund’s investments in MLPs will be limited to no more than 25% of its assets in order for the fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended;

•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•
Mortgage- and asset-backed security risk arises from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. Although the value of a mortgage-backed security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. When interest rates rise, the effective duration of a fund’s mortgage-backed and asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages. This delay in the repayment of principal could increase the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply;

•
Natural resources and precious metals risk is the risk that the fund’s investments in companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are more vulnerable to price movements of natural resources and other factors that particularly affect those types of businesses. These investments may be adversely affected by numerous factors, including changes in supply of, or demand for, various natural resources, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, natural or man-made disasters, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, increased competition, technological developments, and tax and other government regulation and intervention;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests, such as natural resources and precious metals companies and direct investments in gold and silver. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Restricted securities risk is the risk that securities not registered in the U.S. under the 1933 Act, or in non-U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk. They also may be more difficult to purchase or sell at an advantageous time or price. The fund may not be able to sell a restricted security when the sub-adviser considers it desirable to do so and/or may have to sell the security at a lower price thank the fund believes is its fair market value. In addition, transaction costs may be higher and the fund may receive only limited information regarding the issuer;

•
U.S. government securities and government-sponsored enterprises risk arises because a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by an underlying fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae’’), the Federal Home Loan Mortgage Corporation (‘‘Freddie Mac’’), Federal Home Loan Banks, Federal Farm Credit Banks, and the Tennessee Valley Authority are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk;

•
U.S. Treasury obligations risk is the risk that the value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of the fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the value of U.S. Treasury obligations to decline; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | Effective [  ], 2024, the fund’s investment objectives are to provide investors with current income and preserve inflation adjusted capital by seeking returns that exceed the rate of inflation over a complete market cycle.  To implement its investment objectives, the fund intends to invest under normal circumstances at least 60% of its net assets in TIPS. In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non-U.S. government, their agencies and instrumentalities, the sub-adviser implements a relative value strategy based on the sub-adviser’s outlook for inflation and inflation-adjusted interest rates.  Performance through [     ], 2024 reflects the Fund’s performance pursuant to its previous investment objectives and principal investment strategies.

The fund is the successor to the Chartwell Income Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to [  ], 2024, the Class I shares of the fund were designated as Class Chartwell shares.  Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund and the Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of the Bloomberg U.S. TIPS Index and the Bloomberg U.S. Aggregate Bond Index, each a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.

Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes had not commenced operations prior to the date of this prospectus.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

For each calendar year at NAV - Class I shares

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

9.73% (June 30, 2020)	(13.80)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2023):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds, as applicable.

Carillon Chartwell Real Income Fund – Average Annual Total Returns (As of December 31, 2023)	One Year	Five Years	Ten Years
Class I
Return Before Taxes	7.77%	3.56%	2.92%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Bloomberg U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)(1)	3.90%	3.15%	2.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
No one index is representative of the fund’s portfolio.
(1) The Fund’s benchmark index has changed from the Bloomberg U.S. Aggregate Bond Index to the Bloomberg U.S. TIPS Index because the Manager believes it is more reflective of the Fund’s investment strategy than the Bloomberg U.S. Aggregate Bond Index.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA® and Christine F. Williams, who have served as Portfolio Managers of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day-to-day management of the fund. Each of the portfolio managers other than Mr. Hopkins, Ms. Williams and Mr. Halloran served as a member of the Predecessor Fund’s portfolio management team from March 1, 2019 to June 2022. Mr. Hopkins and Ms. Williams each served as a member of the Predecessor Fund’s portfolio management team from March 1, 2021 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL MID CAP VALUE FUND | [  ].2024

Investment objective | The Carillon Chartwell Mid Cap Value Fund (“Mid Cap Value” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [ ] of the fund’s Prospectus and on page [ ] of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):

	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-6
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.89%(b)	0.89%(b)	0.84%	0.74%(b)
Total Annual Fund Operating Expenses	1.79%	2.54%	1.49%	1.39%
Fee Waiver and/or Expense Reimbursement (c)	(0.59%)	(0.59%)	(0.59%)	(0.59%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.95%	0.90%	0.80%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge ("CDSC") at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other Expenses for the Class A, Class C and Class R-6 shares are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 1.20%, Class C – 1.95%, Class I – 0.90% and Class R-6 – 0.80%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2025. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$591	$957	$1,346	$2,434
Class C	$298	$734	$1,298	$2,831
Class I	$92	$413	$757	$1,729
Class R-6	$82	$382	$704	$1,617

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 33% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The fund’s sub-adviser considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $270.2 million and $73.3 billion as of December 31, 2023). The Russell Midcap Value Index is reconstituted annually. Because mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Mid Cap Value Fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The fund generally invests in companies that its sub-adviser believes to be undervalued. The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund’s sub-adviser employs a blend of value disciplines that the sub-adviser believes will result in consistent performance.

The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

When managing the fund’s portfolio, the sub-adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub-adviser intends to follow these investment guidelines.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility,  reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;

•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Mid-cap company risk arises because mid-cap companies may have narrower commercial markets, limited managerial and financial resources, more volatile performance, and less liquid stock, compared to larger, more established companies;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1)  currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index; and

•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style.

Performance | The fund is the successor to the Chartwell Mid Cap Value Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to [  ], 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund and the Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through July 17, 2017, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future. The fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the fund’s current investment strategy been in effect during those periods.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of the Russell Midcap Value Index, a broad-based measure of market performance that has characteristics relevant to the fund’s investment strategies. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.

Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes had not commenced operations prior to the date of this prospectus.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

For each calendar year at NAV - Class I shares

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

17.88% (December 31, 2020)	(30.78)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2023):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Carillon Chartwell Mid Cap Value Fund – Average Annual Total Returns (As of December 31, 2023)
	One Year	Five Years	Ten Years
Class I
Return Before Taxes	6.90%	7.36%	4.85%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	12.71%	11.16%	8.26%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | David C. Dalrymple, CFA® and T. Ryan Harkins, CFA® , who have served as Portfolio Managers of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997, and served as a member of the applicable Predecessor Funds’ portfolio management teams prior to July 1, 2022. Mr. Harkins served as a member of the Predecessor Fund’s portfolio management team from March 1, 2020 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is

$1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND | [  ].2024

Investment objective | The Carillon Chartwell Short Duration High Yield Fund (“Short Duration High Yield” or the “fund”) seeks income and long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [  ] of the fund’s Prospectus and on page [  ] of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	3.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-6
Management Fees	0.30%	0.30%	0.30%	0.30%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.35%(b)	0.35%(b)	0.30%	0.20%(b)
Total Annual Fund Operating Expenses	0.90%	1.65%	0.60%	0.50%
Fee Waiver and/or Expense Reimbursement (c)	(0.11%)	(0.11%)	(0.11%)	(0.11%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	1.54%	0.49%	0.39%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge ("CDSC") at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other Expenses for the Class A, Class C and Class R-6 shares are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 0.79%, Class C – 1.54%, Class I – 0.49% and Class R-6 –0.39%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2025. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$453	$641	$844	$1,432
Class C	$257	$510	$887	$1,945
Class I	$50	$181	$324	$740
Class R-6	$40	$149	$269	$618

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) at the time of purchase or, if unrated, determined to be of comparable credit quality by the fund’s sub-adviser. Under normal market conditions, the fund’s sub-adviser expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market, which the fund’s sub-adviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The sub-adviser considers a security to be BB-rated if, at the time of purchase, it was assigned a rating of Ba1, Ba2, Ba3 by Moody’s, or BB+, BB, BB- by S&P or Fitch, or, if unrated, it was determined to be of comparable credit quality by the fund’s sub-adviser.

The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.  While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s sub-adviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.

In pursuing the fund’s investment objective, the fund’s sub-adviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility,  reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;

•
Interest rate risk is the risk that the value of investments, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Generally the value of investments with interest rate risk will fall when interest rates rise. Factors including central bank monetary policy, rising inflation rates, and changes in general economic conditions may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the fund. The effect of increasing interest rates is more pronounced for any intermediate- or longer-term fixed income obligations owned by the fund. For example, if a bond has a duration of three years, a 1% increase in interest rates could be expected to result in a 3% decrease in the value of the bond. Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders;

•	Credit risk arises if an issuer is unable or unwilling, or is perceived as unable or unwilling, to meet its financial obligations or goes bankrupt;
•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
High-yield security risk results from investments in below investment grade bonds, which have a greater risk of loss, are susceptible to rising interest rates and have greater volatility, especially when the economy is weak or expected to become weak. Investments in high-yield securities (commonly referred to as “junk bonds”) are inherently speculative and carry a greater risk that the issuer will default on the timely payment of principal and interest. High yield securities carry greater levels of call risk, credit risk and liquidity risk;

•
Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. The fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the fund. The fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the fund. Market prices for such securities may be volatile;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments; and

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Performance | The fund is the successor to the Chartwell Short Duration High Yield Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to [  ], 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “IMST Predecessor Fund,” and together with the Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of a broad-based market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.

Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes had not commenced operations prior to the date of this prospectus.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

For each calendar year at NAV - Class I shares

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

6.05% (June 30, 2020)	(6.43)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2023):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Carillon Chartwell Small Cap Growth Fund – Average Annual Total Returns (As of December 31, 2023)	One Year	Five Years	Since Inception (July 15, 2014)
Class I
Return Before Taxes	7.80%	3.67%	2.79%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
ICE BofA 1‑3 Year BB US Cash Pay High Yield Index (reflects no deduction for fees, expenses or taxes)	8.84%	4.53%	3.92%
Bloomberg Intermediate US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	5.24%	1.59%	1.72%

No one index is representative of the fund’s portfolio.

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams have served as Portfolio Managers of the fund since its inception on July 1, 2022, and are jointly and primarily responsible for the day-to- day management of the fund. Mr. Toburen, Mr. Hopkins and Ms. Williams served as the portfolio managers for the Predecessor Funds from their inception on July 15, 2014 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP GROWTH FUND | [  ].2024

Investment objective | The Carillon Chartwell Small Cap Growth Fund (“Small Cap Growth” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [ ] of the fund’s Prospectus and on page [ ] of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-6
Management Fees	0.75%	0.75%	0.75%	0.75%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	1.69%(b)	1.69%(b)	1.64%	1.54%(b)
Total Annual Fund Operating Expenses	2.69%	3.44%	2.39%	2.29%
Fee Waiver and/or Expense Reimbursement (c)	(1.34%)	(1.34%)	(1.34%)	(1.34%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.05%	0.95%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge ("CDSC") at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b)      Other Expenses for the Class A, Class C and Class R-6 shares are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 1.35%, Class C – 2.10%, Class I – 1.05% and Class R-6 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2025. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$606	$1,149	$1,718	$3,260
Class C	$313	$932	$1,674	$3,631
Class I	$107	$617	$1,154	$2,624
Class R-6	$97	$586	$1,103	$2,522

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 72% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s sub-adviser considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $24.5 million and $15.9 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range. The fund may have significant exposure to the Health Care and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.

The fund’s sub-adviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The fund may invest up to 20% of its assets in U.S. dollar-denominated securities of issuers based outside of the U.S. The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

When managing the fund’s portfolio, the sub-adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub-adviser intends to follow these investment guidelines.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

•
Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the

Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility, reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;
•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
•
Growth stock risk is the risk of a growth company not providing an expected earnings increase or dividend yield. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. If a growth investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a value or other non-growth approach to investing or have a broader investment style;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S.

companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Health care sector risk is the risk that the health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector;
Information technology sector risk is the risk that products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies. The market prices of information technology-related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices; and
•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The fund is the successor to the Chartwell Small Cap Growth Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to [  ], 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund.

The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of a broad-based market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.

Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes had not commenced operations prior to the date of this prospectus.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

For each calendar year at NAV - Class I shares

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

27.67% (June 30, 2020)	(22.31)% (December 31, 2018)

Average annual total returns (for the periods ended December 31, 2023):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Fund.

Carillon Chartwell Small Cap Growth Fund – Average Annual Total Returns (As of December 31, 2023)	One Year	Five Years	Since Inception (June 16, 2017)
Class I
Return Before Taxes	22.41%	12.34%	9.66%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	18.66%	9.22%	7.30%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are the Portfolio Managers of the fund and are jointly and primarily responsible for all aspects of the fund’s management. Mr. Sustersic and Ms. Tran have managed the fund since July 2022. Mr. Sustersic served as the Portfolio Manager of the Predecessor Fund from its inception in 2017 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Carillon Mutual Funds
SUMMARY OF CARILLON CHARTWELL SMALL CAP VALUE FUND | [  ].2024

Investment objective | The Carillon Chartwell Small Cap Value Fund (“Small Cap Value” or the “fund”) seeks long-term capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Carillon Family of Funds. More information about these and other discounts, including through specific financial intermediaries, is available from your financial professional, on page [ ] of the fund’s Prospectus and on page [ ] of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1.00% (a)	None	None
Redemption Fee	None	None	None	None
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-6
Management Fees	0.80%	0.80%	0.80%	0.80%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%
Other Expenses	0.51%(b)	0.51%(b)	0.46%	0.36%(b)
Total Annual Fund Operating Expenses	1.56%	2.31%	1.26%	1.16%
Fee Waiver and/or Expense Reimbursement (c)	(0.21%)	(0.21%)	(0.21%)	(0.21%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.35%	2.10%	1.05%	0.95%

(a) If you purchased $1,000,000 or more of Class A shares of a Carillon mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge ("CDSC") at the time of sale. If you sell Class C shares less than one year after purchase, you will pay a 1% CDSC at the time of sale.
(b) Other Expenses for the Class A, Class C and Class R-6 shares are estimated for the current fiscal year.
(c) Carillon Tower Advisers, Inc. (“Carillon”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025 as follows: Class A – 1.35%, Class C – 2.10%, Class I – 1.05% and Class R-6 – 0.95%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses.  The contractual fee waivers can be changed only with the approval of a majority of the fund’s Board of Trustees. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to recoupment by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then-current expense cap or the expense cap in effect at the time of the fee recoupment.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same, except that the example reflects the fee waiver/expense reimbursement arrangement for each share class through April 30, 2025. Your costs would be the same whether you sold your shares or continued to hold them at the end of the period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3	Year 5	Year 10
Class A	$606	$925	$1,266	$2,226
Class C	$313	$701	$1,216	$2,630
Class I	$107	$379	$671	$1,504
Class R-6	$97	$348	$618	$1,390

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).

A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal investment strategies | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund’s sub-adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was approximately $24.7 million and $10.5 billion as of December 31, 2023). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The fund generally invests in companies that its sub-adviser believes to be undervalued. The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund’s sub-adviser employs a blend of value disciplines that the sub-adviser believes will result in consistent performance.

The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S. The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher. The fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

When managing the fund’s portfolio, the sub-adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub-adviser intends to follow these investment guidelines.

Principal risks | The greatest risk of investing in the fund is that you could lose money. The fund invests primarily in securities whose values may increase and decrease in response to the activities of the companies that issued such securities, general market conditions and/or economic conditions. As a result, the fund’s net asset value (“NAV”) may also increase and decrease. An investment in the fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investments in the fund are subject to the following primary risks. The most significant risks of investing in the fund as of the date of this Prospectus are listed first below, followed by the remaining risks in alphabetical order. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.
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Market risk is the risk that markets may at times be volatile, and the values of the fund’s holdings may decline, sometimes significantly and/or rapidly, because of adverse issuer-specific conditions or general market conditions, including a broad stock market decline, which are not specifically related to a particular issuer. Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat or occurrence of a federal government shutdown and threats or the occurrence of a failure to increase the federal government’s debt limit, which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. These and other conditions may cause broad changes in market value, the general outlook for corporate earnings, public perceptions concerning these developments or adverse investment sentiment generally. Changes in the financial condition of a single issuer, industry or market segment also can impact the market as a whole. In addition, adverse market events may lead to increased redemptions, which could cause the fund to experience a loss when selling securities to meet redemption requests by shareholders. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Conversely, it is also possible that, during a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Changes in value may be temporary or may last for extended periods. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Recent market events risk includes risks arising from current and recent circumstances impacting markets. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the fund may be increased.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. It is difficult to accurately predict the pace at which interest rates may continue to increase, the timing, frequency or magnitude of any such increases, or when such increases might stop. Additionally, various economic and political factors could cause the Federal Reserve or another foreign central bank to change their approach in the future and such actions may result in an economic slowdown in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market.

Deteriorating economic fundamentals may, in turn, increase the risk of default or insolvency of particular issuers, negatively impact market value, cause credit spreads to widen, and reduce bank balance sheets. Any of these could cause an increase in market volatility,  reduce liquidity across various markets or decrease confidence in the markets. Additionally, high public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; risks associated with a trade agreement between the United Kingdom and the European Union; the risks associated with ongoing trade negotiations with China; and the possibility of changes to some international trade agreements; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war, or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities in the Middle East and between Russia and Ukraine, and any sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the fund and its investments or operations could be negatively impacted.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to the fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit the fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for the fund to operate, which may impact performance.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change;
•
Equity securities are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. The fund may invest in the following equity securities, which may expose the fund to the following additional risks:

Common stocks. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company;
REITs. Investments in REITs are subject to the risks associated with investing in the real estate industry, such as adverse developments affecting the real estate industry and real property values, and are dependent upon the skills of their managers. REITs typically incur fees that are separate from those incurred by the fund, meaning the fund, as a shareholder, will indirectly bear a proportionate share of a REIT’s operating expenses;
•
Value stock risk arises from the possibility that a stock’s intrinsic value may not be fully realized by the market or that its price may decline. If a value investment style shifts out of favor based on market conditions and investor sentiment, the fund could underperform funds that use a non-value approach to investing or have a broader investment style;

•
Foreign securities risks, which are potential risks not associated with U.S. investments, include, but are not limited to: (1) currency exchange rate fluctuations; (2) political and financial instability; (3) less liquidity; (4) lack of uniform accounting, auditing and financial reporting standards; (5) increased volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; (7) significant limitations on investor rights and recourse; (8) use of unfamiliar corporate organizational structures; (9) unavailable or unreliable public information regarding issuers; and (10) delays in transaction settlement in some foreign markets. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non-U.S. companies and non-U.S. persons in foreign jurisdictions. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•
Management and strategy risk is the risk that the value of your investment depends on the judgment of the fund’s sub-adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the fund’s sub-adviser in selecting investments for the fund may not result in an increase in the value of your investment or in overall performance equal to other investments;

•
Investing in other investment companies, including ETFs, carries with it the risk that, by investing in another investment company, the fund will be exposed to the risks of the types of investments in which the investment company invests. The fund and its shareholders will indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations. ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index;

•
Sector risk is the risk associated with the fund holding a core portfolio of stocks invested in similar businesses, all of which could be affected by similar economic or market conditions. As the fund’s portfolio changes over time, the fund’s exposure to a particular sector may become higher or lower.

Financials sector risk is that risk that financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations; and
•
Small-cap company risk arises because small-cap companies involve greater risks than investing in large- capitalization companies. Small-cap companies generally have lower volume of shares traded daily, less liquid stock, a more volatile share price, a limited product or service base, narrower commercial markets and more limited access to capital, compared to larger, more established companies. These factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Generally, the smaller the company size, the greater these risks.

Performance | The fund is the successor to the Chartwell Small Cap Value Fund (“Predecessor Fund”) pursuant to a reorganization involving the fund and the Predecessor Fund that occurred on July 1, 2022. The Class I shares of the fund have adopted the performance history and financial statements of the Predecessor Fund. Prior to [  ], 2024, the Class I shares of the fund were designated as Class Chartwell shares. Prior to the date of the reorganization, the fund had no investment operations. Accordingly, the performance information, including information on fees and expenses and financial information provided in this prospectus for periods prior to the reorganization (the fund’s commencement of operations) is historical information for the Predecessor Fund. Given the above, unless specifically stated otherwise, subsequent references in this section to the fund should be read to include the Predecessor Fund, as well as the other predecessor funds described below.

Prior to this reorganization, the Predecessor Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “IMST Predecessor Fund,” and together with the Chartwell Predecessor Fund, the “Predecessor Funds”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period prior to July 17, 2017. The bar chart that follows illustrates annual fund returns for the periods ended December 31. The table that follows compares the fund’s returns for various periods with the returns of a broad-based market index. This information is intended to give you some indication of the risk of investing in the fund by demonstrating how its returns have varied over time. The bar chart shows the fund’s Class I share performance from one year to another.

Performance information is not shown for the fund’s Class A, Class C and Class R-6 shares because those share classes had not commenced operations prior to the date of this prospectus.  The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. To obtain more current performance data as of the most recent month-end, please visit our website at rjinvestmentmanagement.com.

For each calendar year at NAV - Class I shares

Best Quarter (% and quarter end date)	Worst Quarter (% and quarter end date)

25.75% (December 31, 2020)	(35.01)% (March 31, 2020)

Average annual total returns (for the periods ended December 31, 2023):

Fund return (after deduction of sales charges and expenses)

For the periods prior to the reorganization (the fund’s commencement of operations), the performance is the historical performance of the Predecessor Funds.

Carillon Chartwell Small Cap Value Fund – Average Annual Total Returns (As of December 31, 2023)	One Year	Five Years	Ten Years
Class I
Return Before Taxes	12.30%	8.08%	5.88%
Return After Taxes on Distributions	[ ]%	[ ]%	[ ]%
Return After Taxes on Distributions and Sale of Fund Shares	[ ]%	[ ]%	[ ]%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	14.65%	10.00%	6.76%

After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). The return after taxes on distributions and sale of fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period.

Investment Adviser | Carillon Tower Advisers, Inc. is the fund’s investment adviser.

Sub-adviser | Chartwell Investment Partners, LLC (“Chartwell”) serves as the sub-adviser to the fund.

Portfolio Managers | David C. Dalrymple, CFA® and T. Ryan Harkins, CFA®, who have served as Portfolio Managers of the fund since its inception on July 1, 2022, and Reid T. Halloran, who has served as Portfolio Manager of the fund since January 1, 2024, are jointly and primarily responsible for the day-to-day management of the fund. Mr. Dalrymple has served as Chartwell’s Managing Partner and served as the applicable Predecessor Fund’s Senior Portfolio Manager since its inception on March 16, 2012. Mr. Harkins served as a member of the Predecessor Fund’s portfolio management team from March 1, 2020 through June 2022.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C, and I shares of the fund on any business day through your financial intermediary, by mail at Carillon Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $100 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $1,000, while fee-based plan sponsors set their own minimum requirements. For Class R-6 shares, other than those purchased through a participating retirement plan, the minimum initial purchase is $1,000,000. For Class R-6 shares purchased through a participating retirement plan, the minimum initial purchase is set by the plan administrator.

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case you may be subject to federal income tax on withdrawals from the arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Information About the Funds
Each fund’s investment objective is non‑fundamental and may be changed by its Board of Trustees without shareholder approval.

Each fund, other than the Real Income Fund, has adopted a non‑fundamental policy to invest, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the type of investments described in its name, as discussed in the “Principal investment strategies” section of each fund’s Summary. If a fund changes its 80% investment policy, a written notice will be sent to shareholders at least 60 days in advance of the change and this Prospectus will be supplemented.

As a temporary defensive measure because of market, economic or other conditions, each fund may invest up to 100% of its assets in high-quality, short term debt instruments or may take positions that are inconsistent with its principal investment strategies. Each fund may also invest its assets in cash, cash equivalent securities, repurchase agreements or money market instruments as a temporary defensive measure. To the extent that a fund takes such a temporary defensive position, its ability to achieve its investment objective may be affected adversely.

Additional Information Regarding Investment Strategies

Carillon Chartwell Real Income Fund | The fund seeks to achieve its investment objectives by investing in income producing securities.  Under normal circumstances, the fund intends to invest at least 60% of its net assets in Treasury Inflation Protected Securities (“TIPS”). TIPS are publicly issued, dollar denominated U.S. Government securities issued by U.S. Treasury that have principal and interest payments linked to official inflation (as measured by the Consumer Price Index, or CPI).  Their payments are supported by the full faith and credit of the United States.  In selecting TIPS and other inflation-indexed debt securities, including those issued by the U.S. and non-U.S. government, their agencies or instrumentalities, the sub-adviser implements a relative value strategy based on the sub-adviser’s outlook for inflation and inflation-adjusted interest rates (real interest rates).  The fund may invest in TIPS and other inflation-indexed debt securities and fixed income securities of any maturity.  However, the fund’s average effective duration is expected to range from three to seven years.  Duration is a measure of a debt security’s sensitivity to changes in interest rates.  For example, the price of a security with a seven-year duration would be expected to decline by approximately 7% in response to a 1% increase in interest rates.

In addition to inflation-indexed debt securities, the fund may invest in other types of U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, corporate bonds, preferred stocks, mortgage-backed securities, asset-backed securities, master limited partnerships (“MLPs”), below investment grade securities, common stocks of mid- and large-capitalization companies and natural resources and precious metals  companies, including dividend-paying securities, and securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The fund’s investments may include ETFs that invest in natural resources and precious metals companies and gold and silver directly, which the sub-adviser believes over the long term tend to be less correlated to the equity and fixed income markets and may help to reduce the fund’s overall volatility. Certain of the fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The sub-adviser also may purchase bonds and preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933 (the “1933 Act”). Additionally, the sub-adviser may purchase securities that are not registered under the 1933 Act including Section 4(a)(2) securities and Rule 144A securities, which are subject to restrictions on resale, and securities issued in non-U.S. markets subject to similar regulations,.

The sub-adviser selects corporate bonds and securitized products primarily on the basis of relative value and current yield and secondarily on the basis of anticipated long term return. The sub-adviser seeks to invest in the debt securities of companies that it believes will experience stable or improving credit profiles, and selects debt securities for the fund’s portfolio by analyzing a security’s historical and relative yield spreads, as well as its credit quality, structure, maturity and liquidity.  When selecting corporate bonds and securitized products, such as mortgage-backed securities and asset-backed securities, the sub-adviser also will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings Ltd. (“Fitch”) or Morningstar DRBS (“Morningstar”). The sub-adviser may invest in fixed income securities of any credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P Fitch or Morningstar or, if unrated by S&P, Moody’s, Fitch or Morningstar, determined by the sub-adviser to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P,  Fitch  or Morningstar (or, if unrated, determined by the sub-adviser to be of comparable credit quality).

The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams.  The fund may invest up to 15% of its net assets in common stocks and in preferred stocks. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the sub-adviser believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the sub-adviser believes offer the potential for capital appreciation due to the business prospects of the issuers.

Carillon Chartwell Mid Cap Value Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid‑capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s sub‑adviser considers mid‑capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12‑month period (which was approximately $270.2 million and $73.3 billion as of December 31, 2023). The Russell Midcap Value Index is reconstituted annually. Because mid‑capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Mid Cap Value Fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The fund may invest up to 20% of its assets in U.S. dollar-denominated securities of issuers based outside of the U.S.

The sub‑adviser may purchase ETFs designed to track U.S. mid‑cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The fund generally invests in companies that its sub-adviser believes to be undervalued. The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund’s sub-adviser employs a blend of value disciplines that the sub-adviser believes will result in consistent performance. The sub‑adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.

Fundamental analysis: The sub‑adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.

Portfolio management: The sub‑adviser constructs the fund’s final portfolio using a bottom‑up approach to stock selection. The sub‑adviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The sub‑adviser may sell all or a portion of a fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the fund requires cash to meet redemption requests.
When the sub‑adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.

When managing the fund’s portfolio, the sub‑adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub‑adviser intends to follow these investment guidelines.

Carillon Chartwell Short Duration High Yield Fund | Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa3 category by Moody’s Investors Service, Inc. (“Moody’s”), or below BBB- by Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”) or Fitch Ratings Ltd. (“Fitch”) at the time of purchase or, if unrated, determined to be of comparable credit quality by the fund’s sub-adviser. Under normal market conditions, the fund’s sub-adviser expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market, which the fund’s sub-adviser believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole. The sub- adviser considers a security to be BB-rated if, at the time of purchase, it was assigned a rating of Ba1, Ba2, Ba3 by Moody’s Investor Services, Inc., or BB+, BB, BB- by Standard & Poor’s or Fitch, Inc., or, if unrated, it was determined to be of comparable credit quality by the fund’s sub-adviser.

The types of debt securities in which the fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U.S.

While the fund may invest in securities of any maturity, the fund will normally target an average portfolio effective duration, as estimated by the fund’s sub- adviser, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates. In pursuing the fund’s investment objective, the fund’s sub- adviser seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

The sub‑adviser’s investment process seeks to integrate quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening of issuers by quality, maturity and financial criteria. Financial criteria include: earnings before interest, taxes, depreciation, and amortization (“EBITDA”), coverage of interest expense and capital expenditures (“CAPEX”), total leverage, projected liquidity, and asset coverage of total debt, among other measures.

Fundamental analysis: This research process focuses on evaluating three types of fundamental risks with respect to each issuer: Business Risk (e.g., relative market share, cost structure, management strength and reputation, operating history), Financial Risk (e.g., cash flow stability, capital intensity, or the magnitude of maintenance capital expenditures relative to cash flow, credit ratios such as EBITDA/Interest, Debt/EBITDA, and Free Cash Flow/Debt, among others) and Covenant Risk (e.g., form and sufficiency of security if secured, limits on debt, limits on restricted payments such as distributions to shareholders or affiliates, and change of control protection via a contractual put in the event of a change of ownership, among others).

Portfolio management: The sub‑adviser constructs the fund’s final portfolio using a bottom‑up approach to determine whether the bonds analyzed offer relative value in the context of its industry peers and the overall high yield bond market. The sub‑adviser weighs a number of economic considerations (e.g., GDP growth, unemployment rate, housing starts, vehicle sales, among others) to estimate a position within the economic business cycle, as well as interest rate analysis when determining portfolio holdings.

When the sub‑adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. The sub-adviser may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the fund’s net assets have been invested in high yield securities. When the fund takes a temporary defensive position, it may not achieve its investment objective.

The sub‑adviser may sell all or a portion of a position of the fund’s portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) deteriorating credit quality; (2) erosion of a company’s fundamentals; (3) 10% relative underperformance from purchase date; (4) a more attractive alternative investment opportunity is identified; or (5) the fund requires cash to meet redemption requests.

Carillon Chartwell Small Cap Growth Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s sub‑adviser considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12‑month period (which was approximately $24.5 million and $15.9 billion as of December 31, 2023). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The fund may invest up to 20% of its assets in U.S. dollar-denominated securities of issuers based outside of the U.S.

The sub‑adviser may purchase ETFs designed to track U.S. small‑cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities, often designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund’s sub-adviser uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth. The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth. The sub‑adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.
Quantitative analysis: This process includes screening for inexpensive stocks using multiple parameters, and identifying companies priced with secular, sustainable growth, a sound economic foundation and proven management expertise and that offer attractive risk/reward characteristics.

Fundamental analysis: The sub‑adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process focuses on understanding the company’s business model, and the inherent strengths and potential weaknesses of a company’s business model. The research involves understanding the visibility and durability of a company’s growth opportunity, while identifying catalysts that could lead to an acceleration of a company’s growth profile.

Portfolio management: The sub‑adviser constructs the fund’s final portfolio using a bottom‑up approach to stock selection. The sub‑adviser then considers the individual sector weightings within the portfolio, as well as the comparable sector weighting within the benchmark. The final portfolio will be diversified, investing in companies across each industrial sector. A number of factors including fundamentals, timing of catalysts, and growth prospects are considered when determining portfolio weightings.

The fund may have significant exposure to the Health Care and Information Technology sectors. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to these sectors may be lower at a future date and the fund’s exposure to other market sectors may be higher.

When the sub‑adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.

When managing the fund’s portfolio, the sub-adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub- adviser intends to follow these investment guidelines.

Carillon Chartwell Small Cap Value Fund | Under normal circumstances, the fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The fund’s sub‑adviser considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12‑month period (which was approximately $24.7 million and $10.5 billion as of December 31, 2023). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the fund invests may vary with market conditions. The fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The fund may invest up to 20% of its assets in U.S. dollar-denominated securities of issuers based outside of the U.S.

The fund may have significant exposure to the Financials sector. However, as the sector composition of the fund’s portfolio changes over time, the fund’s exposure to this sector may be lower at a future date and the fund’s exposure to other market sectors may be higher. The fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

The sub‑adviser may purchase ETFs designed to track U.S. small‑cap indices to manage the fund’s cash holdings and gain exposure to the types of securities in which the fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The fund generally invests in companies that its sub-adviser believes to be undervalued. The sub-adviser’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The fund’s sub-adviser employs a blend of value disciplines that the sub-adviser believes will result in consistent performance. The sub‑adviser’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.

Fundamental analysis: The sub‑adviser conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.

Portfolio management: The sub‑adviser constructs the fund’s final portfolio using a bottom‑up approach to stock selection. The sub‑adviser weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The sub‑adviser may sell all or a portion of a fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the fund requires cash to meet redemption requests.

When the sub‑adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the fund’s investment objective, the fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the fund takes a temporary defensive position, it may not achieve its investment objective.

When managing the fund’s portfolio, the sub-adviser uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 25% of the total value of the assets in the portfolio. Under normal market conditions, the sub- adviser intends to follow these investment guidelines.

More information about the funds’ portfolio securities and investment techniques, and the associated risks, is provided in the funds’ Statement of Additional Information (“SAI”).

Additional Information About Principal Risk Factors
The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the funds. Additionally, while the portfolio managers seek to take advantage of investment opportunities that will maximize a fund’s investment returns, there is no guarantee that such opportunities will ultimately benefit the fund. There is no assurance that the portfolio managers’ investment strategy will enable a fund to achieve its investment objective. An investment in a fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following table identifies the risk factors of each fund in light of its principal investment strategies. These risk factors are explained following the table.

The principal risks of investing in each fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in a fund, regardless of the order in which it appears.

Risk	Carillon Chartwell Real Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
Callable Securities	X
Credit	X		X
Equity securities	X	X		X	X
Foreign securities		X	X	X	X
Growth stocks				X
High-yield securities	X		X
Inflation-indexed debt securities	X
Interest rate	X		X
Large‑cap companies	X
Liquidity	X		X
Management and strategy	X	X	X	X	X
Market	X	X	X	X	X
Master Limited Partnerships	X
Mid‑Cap companies	X	X
Mortgage- and asset-backed securities	X
Natural resources and precious metals	X
Other investment companies, including ETFs and money market funds	X	X	X	X	X
Restricted securities	X
Sector				X	X
Small‑cap companies				X	X
U.S. government securities and government sponsored enterprises	X
U.S. Treasury obligations	X
Value stocks	X	X			X

Callable Securities | A fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a fund would lose the income that would have been earned to maturity on that security, the proceeds received by a fund may be invested in securities paying lower coupon rates or other less favorable characteristics, and a fund may not benefit from any increase in value that might otherwise result from declining interest rates. Thus, a fund‘s income could be reduced as a result of a call and this may reduce the amount of a fund’s distributions. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a fund‘s total return.

Credit | A fund could lose money if the issuer, is unable or unwilling, or is perceived as unable or unwilling (whether by market participants, ratings agencies, pricing services or otherwise) to meet its financial obligations or goes bankrupt. Securities are subject to varying degrees of credit risk, which are often reflected in their credit ratings. Generally, the longer the maturity and the lower the credit quality of a security, the more sensitive it is to credit risk. The downgrade of the credit rating of a security held by a fund may decrease its value and may make it more difficult for the fund to sell it. Credit risk may change over the life of an instrument. Credit risk usually applies to most fixed income securities. U.S. Government securities, especially those that are not backed by the full faith and credit of the U.S. Treasury, such as securities supported only by the credit of the issuing governmental agency or government- sponsored enterprise, carry at least some risk of nonpayment, and the maximum potential liability of the issuers of such securities may greatly exceed their current resources. There is no assurance that the U.S. Government would provide financial support to the issuing entity if not obligated to do so by law.
Further, any government guarantees on U.S. Government securities that a fund owns extend only to the timely payment of interest and the repayment of principal on the securities themselves and do not extend to the market value of the securities themselves or to shares of the fund.

Equity securities | A fund’s equity securities investments are subject to market risk. In general, the values of stocks and other equity securities fluctuate, sometimes widely, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. A fund may experience a significant or complete loss on its investment in an equity security. In addition, stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. A fund may invest in the following equity securities, which may expose a fund to the following additional risks:

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Common Stocks. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. In the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay common stockholders after payments, if any, to bondholders and preferred stockholders have been made.

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Preferred Stocks. Preferred securities, including convertible preferred securities, are subject to issuer-specific and market risks; however, preferred securities may be less liquid than common stocks and offer more limited participation in the growth of an issuer. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bondholders. Preferred shareholders may have only certain limited rights if distributions are not paid for a stated period, but generally have no legal recourse against the issuer and may suffer a loss of value if distributions are not paid. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Because the rights of preferred stock on distribution of a corporation’s assets in the event of its liquidation are generally subordinated to the rights associated with a corporation’s debt securities, in the event of an issuer’s bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt securities to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks may also be subject to credit risk, which is the risk that an issuer may be unable or unwilling to meet its financial obligations.

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Convertible Securities. The investment value of a convertible security (“convertible”) is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. Since it derives a portion of its value from the common stock into which it may be converted, a convertible is also subject to the same types of market and issuer-specific risks that apply to the underlying common stock. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Convertible securities also are sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock’s price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock’s price is low relative to the conversion price. A convertible may be subject to redemption at the option of the issuer at a price established in the convertible’s governing instrument, which may be less than the current market price of the security. Convertibles typically are “junior” securities, which means an issuer may pay interest on its non‑convertible debt before it can make payments on its convertibles. In the event of a liquidation, holders of convertibles may be paid before a company’s common stockholders but after holders of a company’s senior debt obligations.

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Dividend-Paying Stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Securities that pay dividends may be sensitive to changes in interest rates, and a sharp increase in interest rates, or other market downturn, could result in a decision to decrease or eliminate a dividend. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market. Changes to the dividend policies of companies in which a fund invests and the capital resources available for dividend payment at such companies may harm fund performance. A fund may also be harmed by changes to the favorable federal income tax treatment generally afforded to dividends.

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REITs. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks, declines in the value of real estate, risks related to general and local economic conditions or changes in demographic trends or tastes, increases in operating expenses, defaults by mortgagors or other borrowers and tenants, lack of availability of mortgage funds or financing, extended vacancies of properties, especially during economic downturns, losses due to environmental liabilities, and adverse governmental, legal or regulatory action (such as changes to zoning laws, changes in interest rates, condemnation, tax increases, regulatory limitations on rents, or enforcement of or changes to environmental regulations). Additionally, REITs are dependent on the skills of their managers. Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers. REITs typically incur fees that are separate from those incurred by a fund, meaning a fund’s investment in REITs will result in the layering of expenses such that as a shareholder, a fund will indirectly bear a proportionate share of a REIT’s operating expenses. A domestic REIT could fail to qualify for tax‑free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the 1940 Act.

Foreign securities | Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a fund’s return and NAV may be affected by fluctuations in currency exchange rates or political or economic conditions and regulatory requirements in a particular country. Foreign markets, as well as foreign economies and political systems, may be less stable than U.S. markets, and changes in the exchange rates of foreign currencies can affect the value of a fund’s foreign assets. Foreign laws and accounting standards typically are not as strict as they are in the U.S., and there may be less government regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, there may be less public information available about foreign companies. The unavailability and/or unreliability of public information available may impede the fund’s ability to accurately evaluate foreign securities. Custodial and/or settlement systems in foreign markets may not be fully developed and the laws of certain countries may limit the ability to recover assets if a foreign bank or depository or their agents goes bankrupt. Foreign issuers may utilize unfamiliar corporate organizational structures, which can limit investor rights and recourse. Moreover, it may be difficult to enforce contractual obligations or invoke judicial or arbitration processes against non‑U.S. companies and non‑U.S. persons in foreign jurisdictions. Foreign securities may be less liquid than domestic securities and there may be delays in transaction settlement in some foreign markets. Securities of issuers traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities. Over a given period of time, foreign securities may underperform U.S. securities—sometimes for years. A fund could also underperform if it invests in countries or regions whose economic performance falls short. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. The effect of recent, worldwide economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.

Growth stocks | Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. Growth company stocks also typically lack the dividend yield that can cushion stock prices in market downturns. The price of a growth company’s stock may fail or not approach the value that has been placed on it. If a growth investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a value or other non‑growth approach to investing or have a broader investment style.

High‑yield securities | Investments in securities rated below investment grade, or “junk bonds,” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, issuers of junk bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties, leading to a greater risk that the issuer will default on the timely payment of principal and interest. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower rated securities also have a greater risk of default or bankruptcy, especially when the economy is weak or expected to become weak. If an issuer defaults, a fund may incur additional expenses to seek recovery. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case a fund may lose its entire investment. Additionally, due to the greater number of considerations involved in the selection of a fund’s securities, the achievement of a fund’s objective depends more on the skills of the portfolio manager than investing only in higher-rated securities. Therefore, your investment may experience greater volatility in price and yield. High-yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. The higher yields of high-yielding securities may not reflect the value of the income stream that holders of such securities may expect, but rather the risk that such securities may lose a substantial portion of their value as a result of their issuer’s financial restructuring or default. Investments in high-yield securities are inherently speculative. High yield securities carry greater levels of call risk, credit risk and liquidity risk.

Inflation-indexed debt securities |  Inflation-indexed debt securities, including Treasury Inflation Protected Securities (“TIPS”),may be adversely affected by changes in real interest rates, which are market interest rates that are adjusted for inflation. The prices of inflation-indexed debt securities tend to decrease when real interest rates increase and increase when real interest rates decrease. Additionally, the principal value of an inflation-indexed debt security is periodically adjusted according to the rate of inflation and, as a result, interest payments on inflation-indexed debt securities may vary widely and will fluctuate as the principal and interest are adjusted for inflation.  If an inflation index rate declines, the principal value and interest payable on an inflation-indexed security also will decline, adversely affecting the fund’s investment. Any increase in the principal amount of an inflation-linked investment may be considered taxable ordinary income, even though the fund will not receive the principal until maturity.  There can be no assurance that an inflation index will accurately measure the real rate of inflation in the prices of goods and services. The fund’s investments in inflation-indexed investments may lose value in the event that the actual rate of inflation is different from the rate of the inflation index.

Interest rate | Generally, the value of investments with interest rate risk, such as fixed-income securities, will move in the opposite direction to movements in interest rates. Investments in investment grade and non‑investment grade fixed income securities are subject to interest rate risk. The value of a fund’s fixed income investments typically will fall when interest rates rise. Factors, including central bank monetary policy, rising inflation rates, and changes in general economic conditions, may cause interest rates to rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to a fund. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond.

Very low or negative interest rates may magnify interest rate risk. During periods of very low or negative interest rates, the fund may be unable to maintain positive returns or pay dividends to fund shareholders. Certain European countries and Japan have experienced negative interest rates on deposits and debt securities have traded at negative yields. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent the fund is exposed to such interest rates.

Large‑cap companies | Investments in large‑cap companies may underperform other segments of the market, in some cases for extended periods of time, because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large‑cap companies generally are expected to be less volatile than companies with smaller market capitalizations. However, large‑cap companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion, and may instead focus their competitive efforts on maintaining or expanding their market share.

Liquidity | Liquidity risk is the possibility that trading activity in certain securities may, at times, be significantly hampered. At times, a fund’s securities may have limited marketability, be subject to restrictions on resale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a debt security, any of which could have the effect of decreasing the overall level of the fund’s liquidity. The market prices for such securities may be volatile. An inability to sell a portfolio position can adversely affect a fund’s NAV or prevent a fund from being able to take advantage of other investment opportunities. A fund could lose money if it cannot sell a security at the time and price that would be most beneficial to a fund. A fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to a fund. Market developments may cause a fund’s investments to become less liquid and subject to erratic price movements. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased capital requirements for broker-dealers.

Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates.

Management and Strategy | The value of your investment depends on the judgment of the sub‑adviser about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the sub‑adviser in selecting investments for a fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market | A fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. Prices in many financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. Periods of unusually high volatility in the financial markets and restrictive credit conditions, sometimes limited to a particular sector or geographic region, continue to recur.

The value of a security may decline due to adverse issuer-specific conditions or general market conditions unrelated to a particular issuer, such as real or perceived adverse geopolitical, regulatory, market, economic or other developments that may cause broad changes in market value, changes in the general outlook for corporate earnings, changes in interest, currency or inflation rates, lack of liquidity in the markets, public perceptions concerning these developments or adverse market sentiment generally. The value of a security may also decline due to factors that affect a particular industry or industries, such as tariffs, labor shortages or increased production costs and competitive conditions within an industry. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity, which may adversely affect the value of your investment. Such market disruptions have caused, and may continue to cause, broad changes in market value, negative public perceptions concerning these developments, a reduction in the willingness and ability of some lenders to extend credit, difficulties for some borrowers in obtaining financing on attractive terms, if at all, and adverse investor sentiment or publicity. Changes in value may be temporary or may last for extended periods. Adverse market events may also lead to increased shareholder redemptions, which could cause a fund to sell investments at an inopportune time to meet redemption requests by shareholders and may increase a fund’s portfolio turnover, which could increase the costs that a fund incurs and lower a fund’s performance. Even when securities markets perform well, there is no assurance that the investments held by a fund will increase in value along with the broader market.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, such as changes in the U.S. presidential administration and Congress, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit which could result in a default on the government’s obligations, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. Global economies and financial markets are becoming increasingly interconnected, which increases the possibility of many markets being affected by events in a single country or events affecting a single or small number of issuers.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, the execution of ransomware and other cyberattacks, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments. These fluctuations in securities prices could be a sustained trend or a drastic movement. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.
Recent Market Events | Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in a fund may be increased. Deteriorating economic fundamentals may increase the risk of default or insolvency of particular issuers, negatively impact market value, increase market volatility, cause credit spreads to widen, reduce bank balance sheets and cause unexpected changes in interest rates. Any of these could cause an increase in market volatility, reduce liquidity across various sectors or markets or decrease confidence in the markets. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses.

Although interest rates were unusually low in recent years in the U.S. and abroad, in 2022, the U.S. Federal Reserve and certain foreign central banks began to raise interest rates as part of their efforts to address rising inflation. In addition, ongoing inflation pressures could continue to cause an increase in interest rates and/or negatively impact issuers. It is difficult to accurately predict the pace at which interest rates may increase, the timing, frequency or magnitude of any such increases in interest rates, or when such increases might stop. Additionally, various economic and political factors, such as rising inflation rates, could cause the Federal Reserve or other foreign banks to change their approach in the future as such actions may result in an economic slowdown both in the U.S. and abroad. Unexpected increases in interest rates could lead to market volatility or reduce liquidity in certain sectors of the market. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the prior period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives, or their alteration or cessation. It is difficult to predict the impact on various markets of significant rate increases or other significant policy changes.

In March 2023, the shutdown of certain financial institutions in the U.S. and questions regarding the viability of other financial institutions raised economic concerns over disruption in the U.S. and global banking systems. There can be no certainty that the actions taken by the U.S. or foreign governments will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. and global banking systems.

Some countries, including the U.S., have in recent years adopted more protectionist trade policies. Slowing global economic growth; the rise in protectionist trade policies; changes to international trade agreements; risks associated with the trade agreement between the United Kingdom and the European Union the risks associated with ongoing trade negotiations with China; political or economic dysfunction within some nations, including major producers of oil; and dramatic changes in commodity and currency prices could have adverse effects that cannot be foreseen at the present time.

Tensions, war or open conflict between nations, such as between Russia and Ukraine, in the Middle East or in eastern Asia could affect the economies of many nations, including the United States. The duration of ongoing hostilities and any sanctions and related events cannot be predicted. The potential for wider conflict has had, and could continue to have, severe adverse effects on regional and global economies and could further increase volatility in the financial markets.  The extent and duration of ongoing hostilities and military actions and the repercussions of such actions are impossible to predict.  These events have resulted in and could continue to result in significant market disruptions, including certain industries and sectors such as the oil and gas markets, and may further strain global supply chains and negative affect inflation and global growth.  The resulting adverse market conditions could be prolonged. Those events present material uncertainty and risk with respect to markets globally and the performance of a fund and its investments or operations could be negatively impacted whether or not a fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.

Regulators in the U.S. have proposed and recently adopted a number of changes to regulations involving the markets and issuers, some of which apply to a fund. The full effect of various newly-adopted regulations is not currently known. Additionally, it is not clear whether the proposed regulations will be adopted. However, due to the broad scope of the new and proposed regulations, certain changes could limit a fund’s ability to pursue its investment strategies or make certain investments, or may make it more costly for a fund to operate, which may impact performance. Further, advancements in technology may also adversely impact market movements and liquidity and may affect the overall performance of a fund. For example, the advanced development and increased regulation of artificial intelligence may impact the economy and the performance of a fund. As artificial intelligence is used more widely, the value of a fund’s holdings may be impacted, which could impact the overall performance of a fund.

High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.

Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. The impact of epidemics and/or pandemics that may arise in the future could negatively affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time and could last for an extended period of time. China’s economy, which has been sustained largely through debt-financed spending on housing and infrastructure, appears to be experiencing a significant slowdown and growing at a lower rate than prior years. Due to the size of China’s economy, such a slowdown could impact financial markets and the broader economy.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Impacts from climate change may include significant risks to global financial assets and economic growth. A rise in sea levels, an increase in powerful windstorms and/or a climate-driven increase in sea levels or flooding could cause coastal properties to lose value or become unmarketable altogether. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change. Losses related to climate change could adversely affect, among others, corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities.

Master Limited Partnerships | Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. Investments held by MLPs may be relatively illiquid, limiting the MLPs ‘ ability to change their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, they may be difficult to value, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Holders of units in MLPs have more limited rights to vote on matters affecting the partnership and may be required to sell their common units at an undesirable time or price. A fund invests as a limited partner, and normally would not be liable for the debts of an MLP beyond the amounts a fund has contributed but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects. A fund’s investments in MLPs will be limited to no more than 25% of its assets in order for a fund to meet the requirements necessary to qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Distributions from an MLP may consist in part of a return of the amount originally invested, which would not be taxable to the extent the distributions do not exceed the investor’s adjusted basis on its MLP interest. These reductions in a fund’s adjusted tax basis in the MLP securities will increase the amount of gain (or decrease the amount of loss) recognized by a fund on a subsequent sale of the securities. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region.

Mid‑cap companies | Investments in mid‑cap companies generally involve greater risks than investing in large-capitalization companies. Mid‑cap companies may have narrower commercial markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid‑cap companies can be more volatile, and their stocks less liquid, compared to larger more established companies, which could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in mid‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in large‑cap companies. Generally, the smaller the company size, the greater these risks.

Mortgage- and asset-backed securities | Mortgage- and asset-backed security risk arises in part from the potential for mortgage failure, particularly during periods of market downturn, premature repayment of principal, or a delay in the repayment of principal, and can increase in an unstable or depressed housing market. The reduced value of the fund’s securities and the potential loss of principal as a result of a mortgagor’s failure to repay would have a negative impact on the fund. If a borrower repays the principal early, a fund may have to reinvest the proceeds at a lower rate, thereby reducing a fund’s income. Conversely, a delay in the repayment of principal could lengthen the expected maturity of the securities, thereby increasing the potential for loss when prevailing interest rates rise, which could cause the values of the securities to fall sharply.

Natural resources and precious metals  |  A fund’s investments in the common stock of companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are subject to the risks associated with natural resources and precious metals investments in addition to the general risk of the stock market. This means a fund is more vulnerable to price movements of natural resources and precious metals and factors that particularly affect the metals and mining, agriculture, energy, refining and chemicals, energy transition and other industries.  Investments in natural resources and precious metals-related securities can be affected by numerous factors, including changes in supply of, or demand for, various natural resources or precious metals, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, increased competition, technological developments, labor relations, and tax and other government regulation and intervention.

Companies in natural resources and precious metals-related industries often have limited pricing power over supplies or the products they sell, which can affect such companies’ profitability, and they are often capital-intensive and use significant leverage. The securities of companies in natural resources and precious metals-related industries may experience more price volatility than securities of companies in other industries, particularly those companies that have a high percentage of debt relative to equity in their capital structures. In addition, companies in natural resources and precious metals-related industries may be subject to the risks generally associated with extraction of natural resource and precious metals, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, explosion, drought, liability for environmental damage claims, and increased regulatory and environmental costs, including mandated expenditures for safety and pollution control. Prices of precious metals and precious metal related securities have historically been volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges, which could adversely affect the performance of companies in natural resources and precious metals-related industries. A number of political leaders have pledged to restrict greenhouse gas emissions, ban hydraulic fracturing of oil and natural gas wells and ban new leases for production of oil and natural gas on federal lands. Any such bans could result in material economic harm to those companies, and in turn, a fund.

Other investment companies, including ETFs and money market funds | Investments in the securities of other investment companies, including money market funds and exchange-traded funds (“ETFs”) (which may, in turn invest in equities, bonds, and other financial vehicles), may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by the other investment company, in addition to the fees and expenses fund shareholders indirectly bear in connection with the fund’s own operations. Investments in other investment companies will subject a fund to the risks of the types of investments in which the investment companies invest including, for certain ETF investments, natural resources and precious metals companies and direct investments in gold and silver.

As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company fails to achieve its investment objective, the value of the fund’s investment will typically decline, adversely affecting the fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium.

Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance. An ETF that tracks an index may not precisely replicate the returns of its benchmark index. A passively managed ETF may not be permitted to sell poorly performing stocks that are included in its index.

Restricted Securities | Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), or in non‑U.S. markets pursuant to similar regulations, including “Section 4(a)(2)” securities and “Rule 144A” securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. The prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets, or may have to be held for a certain time period before they can be resold. The fund may not be able to sell a restricted security when the sub‑adviser considers it desirable to do so and/or may have to sell the security at a lower price than the fund believes is its fair market value. A restricted security that was liquid at the time of purchase may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities and the fund may receive only limited information regarding the issuer of a restricted security. The fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration. If, during such a delay, adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed at the time it decided to seek registration of the security.

Sector | A fund may hold a significant amount of investments in companies that are in similar businesses, which may be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to change. To the extent a fund has substantial holdings within a particular sector, the risks associated with that sector increase. In addition, when a fund focuses its investments in certain sectors of the economy, its performance could fluctuate more widely than if a fund invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As a fund’s portfolio changes over time, a fund’s exposure to a particular sector may become higher or lower.

Financials sector | Financial services companies are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations.

Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.

Health care sector | The health care sector may be affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Many health care companies are (1) heavily dependent on patent protection and intellectual property rights and the expiration of a patent may adversely affect their profitability, (2) subject to extensive litigation based on product liability and similar claims, and (3) subject to competitive forces that may make it difficult to raise prices and, may result in price discounting. Health care companies may also be thinly capitalized and susceptible to product obsolescence. Many health care products and services may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and delays in or failure to receive such approvals may negatively impact the business of such companies. Additional or more stringent laws and regulations enacted in the future could have a material adverse effect on such companies in the health care sector. Issuers in the health care sector include issuers having their principal activities in the biotechnology industry or in medical laboratories and research, which pose additional risks. A biotechnology company’s valuation can often be based largely on the potential or actual performance of a limited number of products and, accordingly, can be significantly affected if one of its products proves unsafe, ineffective or unprofitable. Many biotechnology companies invest heavily in research and development, and their products or services may not prove commercially successful or may become obsolete quickly due to technological change. Biotechnology companies can also be significantly affected by technological change and obsolescence, product liability lawsuits and consequential high insurance costs. The values of biotechnology companies are also dependent on the development, protection and exploitation of intellectual property rights and other proprietary information. Any impairment of such rights may have adverse financial consequences. Biotechnology companies are subject to regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities. A biotechnology company may be unable to raise prices on its products or services to cover its development and regulatory costs because of managed care pressure or price controls. Biotechnology stocks, especially those issued by smaller, less-seasoned companies, can be more volatile than the overall market.

Information technology sector | The information technology sector includes companies engaged in internet software and services, technology hardware and storage peripherals, electronic equipment, instruments and components, and semiconductors and semiconductor equipment. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Information technology companies may have limited product lines, markets, financial resources or personnel. These companies may be smaller or newer and may have limited product lines, markets, financial resources or personnel. The market prices of information technology related securities tend to exhibit a greater degree of interest rate risk and market risk and may experience sharper price fluctuations than other types of securities. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. The products of information technology companies may face rapid product obsolescence due to technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Failure to introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products could have a material adverse effect on a company’s business. Companies in the information technology sector are heavily dependent on intellectual property and the loss of patent, copyright and trademark protections may adversely affect the profitability of these companies.

Small‑cap companies | Investments in small‑cap companies generally involve greater risks than investing in large-capitalization companies. Companies with smaller market capitalizations generally have lower volume of shares traded daily, less liquid stock and more volatile stock prices. Companies with smaller market capitalizations also tend to have a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of a fund’s portfolio and performance. Shareholders of a fund that invests in small‑cap companies should expect that the value of the fund’s shares will be more volatile than a fund that invests exclusively in mid‑cap or large‑cap companies. Generally, the smaller the company size, the greater these risks.

U.S. Government securities and Government sponsored enterprises | A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Investments in securities issued by Government sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (1) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association; (2) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (3) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; or (4) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government sponsored agencies or instrumentalities if it is not legally obligated to do so. In such circumstances, if the issuer defaulted, a fund may not be able to recover its investment from the U.S. Government. Like all bonds, U.S. Government securities and Government-sponsored enterprise bonds are also subject to interest rate risk, credit risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. Government securities due to potentially higher costs for the U.S. Government to obtain new financing.

U.S. Treasury obligations | Securities issued or guaranteed by the U.S. Treasury are backed by the “full faith and credit” of the United States; however, the U.S. Government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of a fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shutdown or potential default on the national debt, may also cause investors to lose confidence in the U.S. Government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities. The total public debt of the U.S. as a percent of GDP has grown rapidly since the beginning of the recent financial and market volatility as a result of the coronavirus pandemic. Although high debt levels do not necessarily indicate or cause economic problems, they have the potential to create systemic risks if sound debt management practices are not implemented.

Value stocks | Investments in value stocks are subject to the risk that their true worth may not be fully realized by the market or that their prices may decline. This may result in the value stocks’ prices remaining undervalued for extended periods of time. A fund’s performance also may be affected adversely if value stocks remain unpopular with or lose favor among investors. If a value investment style shifts out of favor based on market conditions and investor sentiment, a fund could underperform funds that use a non‑value approach to investing or have a broader investment style.

Management of Funds

Investment Adviser

Carillon Series Trust (the “Trust” or the “Carillon Family of Funds”) is a Delaware statutory trust, and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon” or “Manager”). On September 30, 2022, Carillon began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.

Carillon, located at 880 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser and administrator for the funds. Carillon manages, supervises and conducts the business and administrative affairs of the funds. Carillon is a wholly owned subsidiary of Raymond James Financial, Inc. (“RJF”) which, together with its subsidiaries, provides a wide range of financial services to retail and institutional clients. As of December 31, 2023, Carillon and its investment management affiliates collectively had approximately $[  ] billion in assets under management.

The basis for the Board’s approval of the Investment Advisory contract with Carillon is contained in the annual report for the 12 month period ended December 31, 2023. The table below contains the effective investment advisory fee rate for each fund for the last fiscal year for each fund, as a percentage of each fund’s average daily net assets, which takes into account breakpoints, as applicable. For funds that have breakpoints in their fee rate, the advisory fee rate may decline as assets increase.

	Fee Rates Charged
Fund	Contractual Rate	Waivers	Aggregate Rate
Carillon Chartwell Real Income Fund	0.40%	(0.09)%	0.31%
Carillon Chartwell Mid Cap Value Fund	0.65%	(0.59)%	0.06%
Carillon Chartwell Short Duration High Yield Fund	0.30%	(0.11)%	0.19%
Carillon Chartwell Small Cap Growth Fund	0.75%	(0.75)%	0.00%
Carillon Chartwell Small Cap Value Fund	0.80%	(0.21)%	0.59%

Each fund has entered into an Administration Agreement with Carillon under which each fund pays Carillon for various administrative services at a rate of 0.10% of the average daily net assets for all share classes.

Carillon is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Carillon is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to accounts other than the funds.

As a fund’s asset levels change, its fees and expenses may differ from those reflected in the fund’s fee tables. For example, as asset levels decline, expense ratios may increase. Carillon has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of a fund to the extent that annual operating expenses of each class exceed a percentage of that class’ average daily net assets through April 30, 2025, as follows:

	Contractual Expense Limitations
	Class A	Class C	Class I	Class R-6
Carillon Chartwell Real Income Fund	0.94%	1.69%	0.64%	0.54%
Carillon Chartwell Mid Cap Value Fund	1.20%	1.95%	0.90%	0.80%
Carillon Chartwell Short Duration High Yield Fund	0.79%	1.54%	0.49%	0.39%
Carillon Chartwell Small Cap Growth Fund	1.35%	2.10%	1.05%	0.95%
Carillon Chartwell Small Cap Value Fund	1.35%	2.10%	1.05%	0.95%

For each fund, the expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies (acquired fund fees and expenses), dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses.

The contractual fee waivers can be changed only with the approval of a majority of the Board. Any reimbursement of fund expenses or reduction in Carillon’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then- current expense cap or the expense cap in effect at the time of the fund reimbursement. The amount of the subadvisory fee paid by Carillon to the sub- adviser is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon and Carillon provides to the sub‑adviser any recoupment that Carillon receives from the funds.

Sub‑Adviser

Carillon has selected the following sub‑adviser to provide investment advice and portfolio management services to the funds’ portfolios:

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Chartwell Investment Partners, LLC (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312 serves as the sub‑adviser to the Carillon Chartwell Real Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund. As of December 31, 2023, Chartwell had approximately $[  ] billion of assets under management.

The basis for the Board’s approval of the Subadvisory Agreement is contained in the annual report for the 12 month period ended December 31, 2023.

The funds currently operate in a multi-manager structure pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”). The order permits Carillon, subject to certain conditions, to enter into new or modified sub‑advisory agreements with existing or new sub‑advisers without the approval of fund shareholders, but subject to approval by the Board. Carillon has the ultimate responsibility for overseeing the funds’ sub‑advisers and recommending their hiring, termination and replacement, subject to oversight by the Board. The order also grants Carillon and the funds relief with respect to the disclosure of the advisory fees paid to individual sub‑advisers in various documents filed with the SEC and provided to shareholders. Pursuant to this relief, the funds may disclose the aggregate fees payable to Carillon and wholly-owned sub‑advisers and the aggregate fees payable to unaffiliated sub‑advisers and sub‑advisers affiliated with Carillon or RJF, other than wholly-owned sub‑advisers.

If a fund relies on the order to hire a new sub‑adviser, the fund will provide shareholders with certain information regarding the sub‑adviser within 90 days of hiring the new sub‑adviser, as required by the In the future, Carillon may propose the addition of one or more additional sub‑advisers, subject to approval by the Board and, if required by the 1940 Act, or any applicable exemptive relief, fund shareholders. The Prospectus will be supplemented if additional investment sub‑advisers are retained or the contract with any existing sub‑adviser is terminated.

Portfolio Managers

The following portfolio managers are responsible for the day‑to‑day management of the investment portfolio:

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Carillon Chartwell Real Income Fund – David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, Andrew S. Toburen, CFA®, Thomas R. Coughlin, CFA®, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA®, Christine F. Williams, and Reid T. Halloran are jointly and primarily responsible for the day‑to‑day management of the Carillon Chartwell Real Income Fund.

David C. Dalrymple, CFA®, has 37 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past twenty years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund subadvisory clients.

Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid‑cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid‑cap value and small‑cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.
T. Ryan Harkins, CFA®, has 25 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co‑managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Andrew S. Toburen, CFA®, has 29 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of

Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Thomas R. Coughlin, CFA®, CMT, has 18 years of investment experience. Mr. Coughlin is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2008. Prior to joining Chartwell, Tom was employed at Janney Montgomery Scott, LLC. He held multiple analyst positions at Janney Montgomery Scott, LLC. Mr. Coughlin holds a Bachelor’s degree from Swarthmore College and is a Chartered Financial Analyst and a Chartered Market Technician.

Jeffrey D. Bilsky, has 18 years of investment experience. Mr. Bilsky is a Co‑Portfolio Manager and has been with Chartwell since 2015. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, he spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School.

John M. Hopkins, CFA®, has 32 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Christine F. Williams, has 35 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Reid T. Halloran has 17 years of investment experience.  Mr. Halloran began serving as Portfolio Manager on January 1, 2024 and has been with Chartwell since 2010 as a Research Analyst. Prior to joining Chartwell in 2010, Reid worked as an Investment Analyst at Aberdeen Asset Management in the North American Equities division. Reid earned a Bachelor of Science degree in Business Management from Babson College. He began his investment career in 2006.

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Carillon Chartwell Short Duration High Yield Fund – Andrew S. Toburen, CFA®, John M. Hopkins, CFA®, and Christine F. Williams are jointly and primarily responsible for the day‑to‑day management of the Carillon Chartwell Short Duration High Yield Fund.

Andrew S. Toburen, CFA®, has 29 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA® Institute and the CFA® Society of Philadelphia.

John M. Hopkins, CFA®, has 32 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Christine F. Williams, has 35 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA® Institute and the CFA® Society of Philadelphia.

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Carillon Chartwell Mid Cap Value Fund and Carillon Chartwell Small Cap Value Fund – David C. Dalrymple, CFA®, T. Ryan Harkins, CFA®, and Reid T. Halloran are jointly and primarily responsible for the day‑to‑day management of the Carillon Chartwell Mid Cap Value Fund and Carillon Chartwell Small Cap Value Fund.

David C. Dalrymple, CFA®, has 37 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past twenty years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund subadvisory clients.

Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid‑cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid‑cap value and small‑cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA®, has 25 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co‑managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Reid T. Halloran has 17 years of investment experience.  Mr. Halloran began serving as Portfolio Manager on January 1, 2024 and has been with Chartwell since 2010 as a Research Analyst. Prior to joining Chartwell in 2010, Reid worked as an Investment Analyst at Aberdeen Asset Management in the North American Equities division. Reid earned a Bachelor of Science degree in Business Management from Babson College. He began his investment career in 2006.

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Carillon Chartwell Small Cap Growth Fund – Frank L. Sustersic, CFA® and Theresa H. Tran, CFA® are jointly and primarily responsible for the day-to- day management of the Carillon Chartwell Small Cap Growth Fund.

Frank L. Sustersic, CFA®, has 34 years of investment experience. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Theresa H. Tran, CFA®, has 19 years of investment experience. Ms. Tran earned a Bachelor of Business Administration degree from Temple University, Fox School of Business and holds a Chartered Financial Analyst designation. From 2020 to June 2022, Ms. Tran worked as an Equity Research Analyst at Voya Investment Management. Prior to that, she worked as an Investment Analyst from 2017 to March 2020 at Chartwell. In addition, Ms. Tran was previously employed at Merck & Co., Inc. from 2016 – August 2017 where she served as Associate Director of Strategy and Planning; American Century Investments from 2015 – May 2016 where she served as an Investment Analyst; Turner Investments from 2007 – May 2014 where she served as an Analyst; and Towers Watson from 2004 to June 2007 where she served as a Health and Welfare Associate. Ms. Tran is a member of the CFA® Institute and the CFA® Society of Philadelphia.

Additional information about portfolio manager compensation, other accounts managed by the portfolio managers, and portfolio manager ownership of fund shares is found in the SAI.

Prior Performance of Similar Accounts for the Carillon Chartwell Real Income Fund

Chartwell has managed a proprietary separate account (“Account”) in the strategy of the Real Income Fund since January 2, 2017 using substantially similar investment objectives, policies and strategies as those of the Real Income Fund. Carillon acquired Chartwell on May 31, 2022, in connection with the acquisition by RJF, Carillon’s parent company, of TriState Capital Holdings, Inc. and its affiliated companies.  The performance information has been provided by Chartwell and includes a comparison of the Account’s returns to those of the Real Income Fund’s benchmark index and another broad-based market index to which the Real Income Fund’s returns are compared.

The performance of the Account does not represent the historical performance of the Real Income Fund. The other accounts in the Account are separate and distinct from the Real Income Fund, and the performance of the Account should not be considered indicative of the past or future performance of the Real Income Fund, nor should it be considered a substitute for the Real Income Fund’s performance. Results may differ because of, among other things, differences in trading expenses, account expenses, including management fees, the size of positions taken in relation to account size, the diversification of securities, the timing of purchases and sales, and the availability of cash for new investments. In addition, the accounts included in the Account are not registered mutual funds and are not subject to the same types of expenses as the Real Income Fund, nor have they been subject to certain investment limitations, diversification requirements or other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the other accounts, and thus of the Account. Notwithstanding these differences, the accounts in the Account and the Real Income Fund are substantially similar from an investment perspective. The Account includes all accounts managed by Chartwell with substantially similar investment objectives, policies, and strategies as those of the Real Income Fund.

The performance of the Account does not reflect the deduction of sales loads fees or other direct or indirect expenses because there are no sales loads or other fees or expenses associated with Chartwell’s services to the Account. The performance of the Account has not been adjusted to reflect the expenses of the Real Income Fund. The Real Income Fund’s total annual operating expenses, both before and after fee waiver and/or expense reimbursement, are higher than the highest total fees and expenses charged to the accounts in the Account. If the Real Income Fund’s higher expenses were reflected for the accounts in the Account, the Account performance presented would be lower. The Account’s rate of return includes the reinvestment of all income.

The Account’s performance is calculated using a methodology that incorporates the time-weighted rate of return, which takes into account the timing of cash flows. The calculation method for the Account’s return differs from the standardized SEC method for calculating performance for registered investment companies and may result in an average annual total return that may be different than that derived from the SEC’s standard methodology. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.
Average annual total returns (for the period ended December 31, 2023):
	2017	2018	2019	2020	2021	2022	2023	5-Years	Since Inception (12/31/2016)
Chartwell Real Return Account (gross)	4.59%	-0.17%	9.18%	7.51%	9.19%	-5.40%	5.88%	5.12%	4.27%
Bloomberg US TIPS Index	3.01%	-1.26%	8.43%	10.99%	5.96%	-11.85%	3.90%	3.15%	2.49%

Distributor

Carillon Fund Distributors, Inc.® (“Distributor”), a subsidiary of Eagle Asset Management, Inc., serves as the distributor of the funds. The Distributor may compensate other broker-dealers to promote sales of fund shares. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders.

Rule 12b-1 Distribution Plan

Each fund has adopted a distribution plan for each share class under Rule 12b-1. The distribution plans allow a fund to pay distribution and service fees for the sale of shares and for services provided to shareholders. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Under the funds’ distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 0.35% of average daily assets on Class A shares. Each fund’s Board of Trustees has approved a current fee of 0.25% on Class A shares. Also, under the fund’s distribution plans, each fund is authorized to pay a maximum distribution and service fee of up to 1.00% of average daily net assets on Class C shares. Each fund’s Board has approved current fees of 1.00% on Class C shares.

The funds currently do not incur any direct distribution expenses related to Class I or Class R-6 shares. However, Carillon or any third party may make payments for the sale and distribution of Class I or Class R-6 shares from its own resources.

Payments to Financial Intermediaries

Carillon, the Distributor or one or more of their corporate affiliates (“Affiliate” or “Affiliates”) make cash payments or waive or reimburse costs to financial intermediaries in connection with the promotion and sale of shares of the funds. Carillon or the Distributor also make cash payments or waive or reimburse costs to one or more of its Affiliates. Cash payments, waivers or reimbursements include cash revenue sharing payments and other payments for certain administrative services, transaction processing services and certain other marketing support services. Carillon or its Affiliates make these payments from their own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), and the Distributor generally makes such payments from the retention of underwriting concessions or 12b-1 fees. The Board, Carillon or its Affiliates may terminate or suspend payments or waivers or reimbursements of costs at any time. In this context, the term “financial intermediaries” includes any broker, dealer, bank (including bank trust departments), trust company, registered investment adviser, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration, trust processing or similar agreement with Carillon, the Distributor and/or an Affiliate.

Carillon or its Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of the funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. Carillon and its Affiliates make these payments out of their own resources, including from the profits derived from management or other fees received from the funds. The benefits that Carillon and its Affiliates receive when these payments are made include, among other things, placing the funds on the financial adviser’s fund sales system, possibly placing the funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including the funds in its fund sales system (on its “sales shelf”). Carillon and its Affiliates compensate financial intermediaries differently depending on the level and/or type of considerations provided by the financial intermediary. The revenue sharing payments Carillon or its Affiliates make may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The revenue sharing payments Carillon or its Affiliates make may be also calculated on sales of new shares in the funds attributable to a particular financial intermediary (“Sales-Based Payments”). Sales-Based Payments may create incentives for the financial intermediary to, among other things, sell more shares of a particular fund or to switch investments between funds frequently.

Carillon or its Affiliates also make other payments to certain financial intermediaries for processing certain transactions or account maintenance activities (such as processing purchases, redemptions or exchanges, cash sweep payments, or producing customer account statements) or for providing certain other marketing support services (such as financial assistance for conferences, seminars or sales or training programs at which Carillon’s or its Affiliates’ personnel may make presentations on the funds to the financial intermediary’s sales force and clients). Financial intermediaries may earn profits on these payments for these services, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. An Affiliate also makes payments to financial intermediaries for these services, to the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or otherwise would be a direct obligation of the funds. The funds, subject to limits authorized by the Board, reimburse the Affiliate for these payments as transfer agent out-of-pocket expenses.

Payments from Carillon or its Affiliates to financial intermediaries may also include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Carillon and its Affiliates are motivated to make the payments described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of the funds or retain shares of the funds in their clients’ accounts, Carillon and its Affiliates benefit from the incremental management and other fees paid to Carillon and its Affiliates by the funds with respect to those assets. The funds may reimburse Carillon for making payments to financial intermediaries for certain sub-transfer agency and shareholder services, subject to limits established by the Board of Trustees.

In certain cases, these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees and/or commissions other than those disclosed in this Prospectus. You can ask your financial intermediary about any payments it receives from Carillon or its Affiliates or the funds, as well as about fees and/or commissions it charges.

The funds do not pay any distribution, shareholder servicing, sub-transfer agency or administrative fees to financial intermediaries on Class R-6 shares.

Your Investment
Choosing a Share Class

Each fund offers Class A, Class C, Class I, and Class R-6 shares. Each class of shares represents an investment in the same portfolio of securities, but each class has a different combination of purchase restrictions, sales charges and ongoing fees allowing you to choose the class that best meets your needs.

Some factors you might consider when choosing a share class include:
• the length of time you expect to own the shares;
• how much you intend to invest;
• total expenses associated with owning shares of each class;
• whether you qualify for any reduction or waiver of sales charges;
• whether you plan to take any distributions in the near future; and
• the availability of the share classes.

You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial adviser. The following sections explain the sales charges or other fees you may pay when investing in each class.

Class A Shares

You may purchase Class A shares at the “offering price,” which is a price equal to their NAV, plus a sales charge imposed at the time of purchase. Class A shares currently are subject to ongoing distribution and service (Rule 12b-1) fees equal to 0.25% of their average daily net assets. If you choose to invest in Class A shares, you will pay a sales charge at the time of each purchase. The table below shows the charges both as a percentage of offering price and as a percentage of the amount you invest. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the tables below. If you invest more, the sales charge will be lower.

Sales Charge for Equity Funds:
Carillon Chartwell Mid Cap Value Fund
Carillon Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Value Fund
Your Investment in Equity Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	4.75%	4.99%	4.25%
$25,000-$49,999.99	4.25%	4.44%	3.75%
$50,000-$99,999.99	3.75%	3.90%	3.25%
$100,000-$249,999.99	3.25%	3.36%	2.75%
$250,000-$499,999.99	2.50%	2.56%	2.00%
$500,000-$999,999.99	1.50%	1.52%	1.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

Sales Charge for Fixed Income Funds:
Carillon Chartwell Real Income Fund
Carillon Chartwell Short Duration High Yield Fund
Your Investment in Fixed Income Funds	Sales Charge as a percentage of Offering Price (a)	Sales Charge as a percentage of Your Investment (a)	Dealer Concession as % of offering price (b)
Less than $25,000	3.75%	3.99%	3.25%
$25,000-$49,999.99	3.25%	3.44%	2.75%
$50,000-$99,999.99	2.75%	2.90%	2.25%
$100,000-$249,999.99	2.25%	2.36%	1.75%

$250,000-$499,999.99	1.50%	1.56%	1.00%
$500,000-$999,999.99	0.50%	0.52%	0.25%
$1,000,000 and over	0.00%	0.00%	See “Sales Charge Waiver” section

(a) As a result of rounding, the actual sales charge for a transaction may be higher or lower than the sales charges listed.
(b) During certain periods, the Distributor may pay 100% of the sales charge to participating dealers. Otherwise, it will pay the dealer concession shown above.

Class C Shares

You may purchase Class C shares at NAV with no initial sales charge. As a result, the entire amount of your purchase is invested immediately. However, if you sell the shares less than one year after purchase, you will pay a 1% CDSC at the time of sale. Class C shares are subject to ongoing Rule 12b-1 fees of up to 1% of their average daily net assets. Class C shares will automatically convert to Class A Shares for all purchases that have surpassed their 8-year anniversary date. Your financial intermediary may have a conversion policy that will automatically convert your shares sooner than 8 years. With respect to Class C shares, you should consult with your financial adviser as to the suitability of such an investment for you.

Sales Charge Reductions

To receive a reduction or waiver in your Class A initial sales charge, you must advise your financial adviser or the funds of your eligibility at the time of purchase. If you or your financial adviser does not let the funds know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you or your financial adviser to provide the funds with information and records (including account statements) of all relevant accounts invested in the funds. To have your Class A or Class C contingent deferred sales charge waived, you or your financial adviser must let the funds know at the time you redeem shares that you qualify for such a waiver.

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed below. In all instances, it is the purchaser’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

The funds offer programs designed to reduce your Class A sales charges as described in the preceding schedule. For purposes of calculating your sales charge, you can combine purchases of Class A and Class C shares for all mutual funds managed by the Manager in the account owner relationships listed below.
•
Accounts owned by you, your spouse or minor children, including trust or other fiduciary accounts in which you, your spouse or minor children are the beneficiary. This includes sole proprietor business accounts;

•	Accounts opened under a single trust agreement – including those with multiple beneficiaries;
•	Purchases made by a qualified retirement or employee benefit plan of a single employer; and
•	Purchases made by a company, provided the company is not in existence solely for purchasing investment company shares.

Rights of accumulation | You may combine your new purchase of Class A shares with the Class A and Class C shares currently owned for the purpose of qualifying for the lower sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the value based on the NAV at the close of business on the previous day of all other shares you own. For example, if you previously purchased $20,000 of a mutual fund managed by the Manager and made a subsequent investment of $10,000 in Class A shares, a sales charge discount would be applied to the $10,000 investment.

Letter of intent | You may combine Class A and Class C share purchases of any fund managed by the Manager over a 13-month period and receive the same sales charge as if all shares had been purchased at once by signing a Letter of Intent (“LOI”). You must inform your financial adviser or the funds that you have an LOI each time you make an investment. Shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. If you fail to make an investment sufficient to meet the intended investment within the 13-month period, the difference in Class A sales charges will be charged to your account. Purchases resulting from the reinvestment of dividends and other distributions do not apply toward fulfillment of the LOI. For the Mid Cap Value Fund, Small Cap Growth Fund and Small Cap Value Fund, shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. Shares equal to 3.75% of the amount of the LOI will be held in escrow during the 13-month period for the Real Income Fund and the Short Duration High Yield Fund. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

SIMPLE IRA | By investing in a SIMPLE IRA plan you and all plan participants will receive a reduced Class A sales charge on all plan contributions that exceed quantity discount amounts. SIMPLE IRA plan accounts are not eligible to be counted under a rights of accumulation or LOI sales charge reduction or waiver with accounts other than accounts in the SIMPLE IRA plan unless approved by the Manager.

Sales charge waiver | Class A shares may be purchased at NAV without any sales charge by:

•
The Manager, its affiliates, directors, officers and employees; Trustees and directors of any affiliate of the Manager; any mutual fund managed by the Manager and current and retired officers and Trustees of a fund; the subadviser of any mutual fund managed by the Manager and its current directors, officers and employees; employees and registered financial advisers of broker-dealers that have selling arrangements with the funds’ Distributor; directors, officers and employees of banks and trust companies that are party to agency agreements with the Distributor; all such persons’ immediate relatives (spouse, parents, siblings, children – including in-law relationships) and beneficial accounts;

•
Investors who participate in certain wrap fee investment programs or certain retirement programs sponsored by broker-dealers or other service organizations which have entered into service agreements with the Manager or the Distributor. Such programs generally have other fees and expenses, so you should read any materials provided by that organization; and

•
Investors who participate in self-directed investment accounts offered by financial intermediaries who have entered into a selling agreement with the funds’ Distributor. Financial intermediaries offering self-directed accounts may or may not charge a transaction fee to their customers, so you should read any materials provided by those financial intermediaries.

Ameriprise Financial, Inc. (“Ameriprise”)

Effective January 15, 2021, shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in these funds’ prospectus or SAI. The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Front-End Sales Charge Waivers on Class A Shares available at Ameriprise

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs;

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family);
•
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply;

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members;
•
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step- daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

Robert W. Baird & Co. (“Baird”)

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Investors A-shares available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund;
•	Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird;
•
Shares purchased using the proceeds of redemptions from within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement);

•
A shareholder in the funds’ Investor C Shares will have their shares converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird; and

•
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer- sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Investor A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the funds’ Prospectus;
•	Shares bought due to returns of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the funds’ prospectus;

•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird; and
•	Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulation

•	Breakpoints as described in this prospectus;
•
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Baird. Eligible fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets; and

•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of fund family assets through Baird, over a 13-month period of time.

Janney Montgomery Scott LLC (“Janney”)
Effective May 1, 2020, if you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•	Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney;
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement);

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans; and

•
Shares acquired through a right of reinstatement; and Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney

•	Shares sold upon the death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Shares purchased in connection with a return of excess contributions from an IRA account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations;

•	Shares sold to pay Janney fees but only if the transaction is initiated by Janney;
•	Shares acquired through a right of reinstatement; and

•	Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

•	Breakpoints as described in the fund’s Prospectus;
•
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Purchases or sales of front-end (i.e. Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account will be eligible only for the following sales load waivers (front-end, contingent deferred, or back-end waivers) and discounts, which differ from those disclosed elsewhere in this Fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation.

Additional information on waivers and discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end Load Waivers available at Merrill Lynch

•
Shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation, and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR- SEPs or Keoeh plans;

•	Shares purchased through a Merrill investment advisory program;
•	Brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account;
•	Shares purchased through the Merrill Edge Self-Directed platform;
•	Shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account;
•	Shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement;
•
Shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement);

•	Shares purchased by eligible persons associated with the fund as defined in this prospectus (e.g. the fund’s officers or trustees); and
•
Shares purchased from the proceeds of a mutual fund redemption in front-end load shares provided (I) the repurchase is in a mutual fund within the same fund family; (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement.

Contingent Deferred Sales Charge (“CDSC”) Waivers on Front-end, Back-end, and Level Load Shares Available at Merrill Lynch

•	Shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3));
•	Shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits as described in the Merrill SLWD Supplement;
•	Shares sold due to return of excess contributions from an IRA account;
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation; and
•
Front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g. traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•
Breakpoint discounts, as described in this prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement;

•
Rights of Accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household; and

•
Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

Morgan Stanley Wealth Management

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this fund’s Prospectus or SAI:

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans;

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules;
•	Shares purchased through reinvestment of dividends and other distributions when purchasing shares of the same fund;
•	Shares purchased through a Morgan Stanley self-directed brokerage account;
•
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program; and

•
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Oppenheimer & Co. Inc. (“OPCO”)

Effective June 15, 2020, shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this fund’s Prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

•
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan;

•	Shares purchased by or through a 529 Plan;
•	Shares purchased through a OPCO affiliated investment advisory program;
•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family);
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement);

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO;

•	Employees and registered representatives of OPCO or its affiliates and their family members; and
•	Directors or Trustees of the fund, and employees of the fund’s investment adviser or any of its affiliates, as described in this prospectus.

CDSC Waivers on A, B and C Shares available at OPCO

•	Death or disability of the shareholder;

•	Shares sold as part of a systematic withdrawal plan as described in the fund’s prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus;

•	Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO; and
•	Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus; and
•
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the funds’ prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James

•	Shares purchased in an investment advisory program;
•	Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions;
•	Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James;
•
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement); and

•
A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James

•	Death or disability of the shareholder;
•	Shares sold as part of a systematic withdrawal plan as described in the fund’s Prospectus;
•	Return of excess contributions from an IRA Account;
•
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus;

•	Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James; and
•	Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, and/or rights of accumulation

•	Breakpoints as described in this prospectus;
•
Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets; and

•
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Stifel, Nicolaus & Company, Incorporated (“Stifel”)

Effective July 1, 2020, shareholders purchasing fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.

Front-end Sales Load Waiver on Class A Shares

•	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same fund pursuant to Stifel’s policies and procedures; and
•	All other sales charge waivers and reductions described elsewhere in the fund’s Prospectus or SAI still apply.

Class A shares are offered at NAV without any sales charge to these persons and organizations due to anticipated economies in sales effort and expense.

Investments of $1,000,000 or more in Class A shares | Carillon, the Distributor or one or more of their Affiliates may pay a one-time up-front sales concession from its own resources to broker-dealers and financial intermediaries for purchases of Class A shares of $1,000,000 or more according to the following schedule: 0.80% of purchases between $1 million and $2.5 million, 0.60% of purchases between $2.5 million and $5 million, 0.35% of purchases between $5 million and $8 million, 0.25% of purchases between $8 million and $15 million and 0.15% of purchases over $15 million.

Any purchase for which the one-time sales concession was paid will be subject to a CDSC payable by you based on the lower of the cost of the shares being redeemed or their NAV at the time of redemption. If shares are held for up to 6 months there will be a CDSC of 1.00%, and if the shares are held for 6 to 18 months there will be a CDSC of 0.75%. Please note that some qualified retirement plans restrict the payment of a CDSC, therefore no sales concessions shall be paid with respect to such plans. Qualified retirement plans should consider purchasing Class I or Class R shares which do not have a CDSC. The Manager reserves the right to alter or change the finder’s fee policy at any time at its own discretion.

More information concerning sales charges and related reductions and waivers can be found in the SAI and, free of charge, on our website, rjinvestmentmanagement.com.

Application of CDSC

The CDSC for Class A shares and Class C Shares is calculated based upon the original purchase cost or the current market value of the shares being sold, whichever is less. Because of rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the anniversary of your purchase.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these to meet your request, we will sell those shares that have been held the longest. There is no CDSC on shares acquired through reinvestment of dividends or other distributions. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

To receive a reduction or waiver in your Class A and Class C CDSC, you must advise your financial adviser or the transfer agent of your eligibility at the time of purchase.

The CDSC for Class A shares and Class C shares is generally waived if the shares are sold:

•	To make certain distributions from retirement plans;
•	Because of shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse);
•	To make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; or
•	Due to involuntary redemptions by a fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a fund, or other actions.

Reinstatement Privilege

If you sell Class A or Class C shares of a mutual fund managed by the Manager, you may reinvest some or all of the sales proceeds up to 90 calendar days later in the same class of any mutual fund managed by the Manager within any account eligible to be linked for rights of accumulation without incurring additional sales charges. If you paid a CDSC, the reinvested shares will have no holding period requirement. You must notify the Manager and your financial adviser at the time of investment if you decide to exercise this privilege.

Investing in Class A shares and Class C shares

The minimum investment in A shares and C shares is:

Type of account	Initial investment	Subsequent investment
Regular account	$1,000	No minimum
Periodic investment program	$50	$50 per month
Retirement account	$100	No minimum

A fund may waive these minimum requirements at its discretion. Contact the funds or your financial adviser for further information.

Class I Shares

Class I shares are available to individual investors and qualified institutions with a minimum investment of $1,000. A fund may waive this minimum amount at its discretion. Qualified institutions include corporations, banks, insurance companies, endowments, foundations and trusts.

Class I shares are also available to investors purchasing through a financial intermediary within a “wrap,” asset allocation or other fee based advisory program (“Fee Based Program”), provided that the Fee Based Program sponsor has selected this class of shares as an acceptable investment for this Fee Based Program and entered into a distribution arrangement with the Distributor for the Fee Based Program. For wrap accounts, minimum investments for initial and subsequent purchases are set by the Fee Based Program sponsor. You must contact your intermediary to purchase Class I shares in this manner.

Class I shares have no initial sales charge, deferred sales charge or 12b-1 fees. Class I shares may be available on brokerage platforms of firms that have agreements with the funds’ principal underwriter to offer such shares solely when acting as an agent for the investor. An investor transacting in the Class I shares through such a firm may be required to pay a commission and/or other forms of compensation to the financial intermediary in an amount determined and separately disclosed to the investor by the financial intermediary. Because the funds are not parties to any such commission arrangement between you and your financial intermediary, any purchases and redemptions of Class I shares will be made at the applicable net asset value (before imposition of the sales commission). Any such commissions charged by a financial intermediary are not reflected in the fees and expenses listed in the “Fees and Expenses of the Fund” section of the Fund Summary for each applicable fund nor are they reflected in the performance information shown in the prospectus for the funds because they are not charged by the funds. Each fund also offers other share classes with different fees and expenses.

Class R-6 Shares

Class R-6 shares generally are available only to the following accounts that have $1,000,000 or more in assets invested in the R-6 shares of the fund family. A fund at its discretion may waive this minimum amount:

•	Funds-of-funds;

•	Retirement plans for which no third-party administrator or other financial intermediary receives compensation from the Funds, the Distributor or the Distributor’s affiliates;

•
A bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that requires payment of Rule 12b-1 or administrative services fees to the financial institution;

•	Clients of investment advisory fee-based wrap programs;

•	Traditional and Roth IRAs, SIMPLE IRAs, SEPs, SARSEPs, Coverdell education savings accounts;

•	High-net-worth individuals or corporations who invest directly with the Trust without using the services of a broker, investment adviser or other financial intermediary; and

•	Current holders of Class R-6 shares of any Fund.

Class R-6 shares are not available to retail accounts or to broker-dealer fee-based wrap programs. Initial and subsequent purchase minimums for individual plan participants are determined by your Plan Administrator. The Plan Administrator will transmit purchase and redemption requests to the funds and may charge its plan participants a fee for this service.  Class R-6 shares have no initial sales charge or deferred sales charge. Class R-6 have no 12b-1  fees.

How To Invest

Once you have chosen a share class, the next step is to determine the amount you wish to invest. There are several ways to invest, although the availability of these services may be limited by your financial adviser or institution.

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a purchase request.

Through your financial adviser | You may invest in a fund by contacting your financial adviser. Your financial adviser can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your financial adviser or broker will transmit your request to the fund and may charge you a fee for this service. Your broker may also designate other intermediaries to receive orders on the fund’s behalf. Availability of these options may be limited by your financial adviser or institution.

By mail | You may invest in a fund by completing and signing an account application from your financial adviser, through our website, rjinvestmentmanagement.com, or by telephone (800.421.4184). Indicate the fund, the class of shares and the amount you wish to invest. If you do not specify a share class, we will automatically choose Class A shares, which include a front-end sales charge. Checks must be in U.S. dollars drawn on an account at a U.S. bank and made payable to the specific fund and class being purchased. The funds will not accept payment in cash or money orders. The funds also do not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The funds are unable to accept post-dated checks or any conditional order or payment. Mail the application and your payment to:

Regular mail
Carillon Family of Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight delivery
Carillon Family of Funds
c/o U.S. Bank Global Fund Services
615 East Michigan Street, Third Floor
Milwaukee, WI 53202-5207

Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the funds, for any payment that is returned. It is the policy of the funds not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The funds reserve the right to reject any application.

By telephone | You can make additional purchases by telephone by calling (800.421.4184). You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account.

Your first telephone purchase can occur no earlier than 7 business days after the account was opened. During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern Time).

Through our website | You can make additional purchases through our website, rjinvestmentmanagement.com. You must have banking information established on your account prior to making a purchase. Your bank account must be in the same name as your Carillon account. This method cannot be used to open a new account. Once an online transaction has been placed, it cannot be canceled or modified. Online trades must be received by or prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

By periodic investment program | We offer several plans to allow you to make regular, automatic investments into a fund. You determine the amount and frequency of your investments. You can terminate your plan at any time. Any request to change or terminate your periodic investment program should be submitted to the transfer agent at least 5 days prior to the effective date. Availability of these plans may be limited by your financial adviser or institution and by the share class.

•
From Your Bank Account — You may instruct us to transfer funds from a specific bank checking or savings account to your account. This service is only available in instances in which the transfer can be effected by automated clearinghouse transfer (“ACH”). Complete the appropriate sections of the account application or the Account Options form to activate this service. If your bank rejects your payment, the funds’ transfer agent will charge a $25 fee to your account. The funds reserve the right to cancel an automatic investment program if payment from your bank is rejected for two consecutive periods or if you make regular withdrawals from your account without maintaining the minimum balance.

•
Automatic Exchange — You may make automatic regular exchanges between two or more mutual funds managed or offered by the Manager. These exchanges are subject to the exchange requirements discussed below.

The intent of these plans is to encourage you to increase your account balance to a fund’s minimum investment. If you discontinue any of these plans, or make regular withdrawals from your account without maintaining the minimum balance, we may require you to buy more shares to keep your account open or we may close your accounts.

By direct deposit | For Class A shares, Class C shares and Class I shares, you may instruct your employer, insurance company, the federal government or other organization to direct all or part of the payments you receive to your account. All payments from the federal government, including payroll, pension, Social Security, and income tax refunds are eligible for this service. The following information must be provided to the payor in the enrollment process:

U.S. Bank NA
Milwaukee, WI
ABA# 075000022
Depositor #88- ____ -0- __________ Fund
Number                                 Account

Number

The account must be designated as a checking account. Please note that these instructions are different than the Federal Reserve wire instructions.

By wire | If you are making your first investment, before you wire funds, the transfer agent must have a completed account application. You may mail or overnight deliver your account application to the transfer agent. Upon receipt of your completed account application, the transfer agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include the name and class of the fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Avenue Milwaukee, WI 53202
ABA #075000022
Credit:                Further Credit:
U.S. Bancorp Fund Services, LLC

(name and share class of fund to be purchased)
Account #112-952-137 (shareholder registration) (shareholder account number)

Before sending your wire, please contact the transfer agent at 800.421.4184 to advise of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Wired funds must be received prior to 4:00 p.m. ET to be eligible for same day pricing. The funds and the transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

How To Sell Your Investment

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place a redemption request.

Class A shares, Class C shares and Class I shares | You can sell (redeem) Class A, Class C shares and Class I shares of your fund for cash at any time, subject to certain restrictions. When you sell shares, payment of the proceeds (less any applicable CDSC) generally will be made the next business day after your request is received in good order and, in any event, no later than seven days after your request is received in good order regardless of payment type. If you sell shares that were recently purchased by check or ACH deposits, payment will be delayed until we verify that those funds have cleared, which may take up to 12 calendar days. Shareholders can avoid this delay by utilizing the wire purchase option. The funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of a fund’s shareholders. Shares are not subject to a redemption fee.

Shareholders who hold shares through an IRA or other retirement plan must indicate on their written redemption request whether to withhold federal income tax. Redemption requests failing to indicate an election not to have that tax withheld will generally be subject to 10% withholding thereof. Shares held in an IRA or other retirement plan accounts may be redeemed by telephone at 800.421.4184. Investors will be asked whether or not to withhold taxes from any distribution.

You may contact your financial adviser or the funds’ transfer agent with instructions to sell your investment in the following ways. Availability of these options may be limited by your financial adviser or institution.

Through your financial adviser | You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser will transmit your request to sell shares of your fund and may charge you a fee for this service. Availability of these options may be limited by your financial adviser or institution.

By telephone | You may sell shares by telephone by calling 800.421.4184 prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET. If you do not wish to have telephone redemption privileges, you must complete the appropriate section of the account application.

When redeeming shares by telephone, payment of less than $100,000 can be made in one of the following ways:

•
Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Redemption proceeds can be wired or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network. Wires are subject to a $15 fee. There is no charge to have proceeds sent via the ACH system and funds are generally available in your bank account two to three business days after we receive your request; or

•	By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). During periods of high market activity, shareholders may encounter higher than usual call wait times. Please allow sufficient time to place your telephone transaction. If you are unable to reach the fund by telephone, you may sell shares of the fund by sending a written redemption request to the transfer agent (see the “In writing” section below).

In writing | You may sell shares of a fund by sending a written redemption request to the transfer agent at the address below. Your request should be in good order and should specify the fund name and class, your account number, the name(s) in which the account is registered and the dollar value or number of shares you wish to sell. Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. Contact the transfer agent at 800.421.4184 with questions on required documentation.

Regular Mail	Overnight delivery
Carillon Family of Funds	Carillon Family of Funds
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, Third Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

Note: The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

The transfer agent may require a signature guarantee for certain redemption requests. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, of each owner is required in the following situations:

•	When ownership is being changed on your account;
•	When redemption proceeds are payable to or sent to any person, address or bank account not on record;
•	When a redemption request is received by the transfer agent and the account address has changed within the last 30 calendar days;

and/or
•	For redemptions in excess of $100,000, with the exception of directly traded business or omnibus accounts, to existing instructions on file.

In addition to the situations described above, the funds and/or transfer agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee or signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

The funds reserve the right to waive any signature requirement at their discretion.

Through our website | For certain accounts, you may sell shares through our website, rjinvestmentmanagement.com, prior to the close of regular trading on the NYSE, which is typically 4:00 p.m. ET.

When redeeming shares through our website, payment of less than $100,000 can be made in one of the following ways:

• Directly to a bank account for which you have previously provided information to us in writing on your account application or subsequent form. Funds are generally available in your bank account two to three business days after we receive your request; or
• By check to your address of record, provided there has not been an address change in the last 30 calendar days.

Once an online transaction has been placed, it cannot be canceled or modified.

Systematic withdrawal plan | You may establish a plan for periodic withdrawals from your account. Withdrawals can be made on the 1st, 5th, 10th, or 20th day of the month at monthly, quarterly, semi-annual or annual intervals. If such a day falls on a weekend or holiday, the withdrawal will take place on the next business day. To establish a plan, complete the appropriate section of the account application or the Carillon Systematic Withdrawal Plan Request form (available from your financial adviser, the funds or through our website, rjinvestmentmanagement.com) and send that form to the transfer agent. The funds reserve the right to cancel systematic withdrawals if insufficient shares are available for two or more consecutive months.

If you elect this method of redemption, a check will be sent to your address of record, or payment will be made via electronic funds transfer through the ACH network directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your fund account. The systematic withdrawal plan may be terminated at any time by the funds. You may also elect to terminate your participation in the systematic withdrawal plan at any time by contacting the transfer agent at least five days prior to the next withdrawal.

A withdrawal under the systematic withdrawal plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds any increase in the value of your account (due to asset appreciation or dividends credited to your account, for example) the account ultimately may be depleted. If insufficient shares are available to provide the full and final systematic withdrawal payment amount requested, the account will be redeemed in its entirety.

How To Exchange Your Shares

For shares managed by a Plan Administrator or Recordkeeper, please contact the Plan Administrator or Recordkeeper to place an exchange request.

You can exchange shares of one Carillon fund for shares of the same class of any other Carillon fund, subject to the investment requirements of that fund. Obtain a prospectus of that fund from your financial adviser, the funds or through our website, rjinvestmentmanagement.com. You may exchange your shares by calling your financial adviser or the funds if you exchange to like-titled Carillon accounts. Written instructions with a signature guarantee are required if the accounts are not identically registered. An exchange of shares is treated for federal income tax purposes as a redemption (sale) of the shares of the fund from which you are exchanging, on which you might realize a capital gain or loss (unless you hold your shares through a tax-deferred arrangement), and a purchase of shares of the fund into which you are exchanging.

Shares in a Carillon fund on which a sales charge was previously paid will be exchanged for shares of the same share class of another

Carillon fund with no additional sales charge for the duration that the shares remain in the Carillon Family of Funds. Exchanges may be subject to a CDSC as described above in “How to Sell Your Investment.” For purposes of determining the CDSC, Class A and Class C shares will continue to age from their original investment date and will retain the same CDSC rate as they had before the exchange. However, any period of time you held shares of a money market fund managed or offered by the Manager will not be counted for purposes of calculating the CDSC.

You may be able to convert your shares of a fund to a different share class of the same fund that has a lower expense ratio provided certain conditions are met; unlike an exchange of one fund’s shares for shares of another fund, a conversion of shares of a fund to a different class of shares of the same fund generally is not a taxable event. This conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. In such instance, your shares may be converted under certain circumstances. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Retirement class shares of a fund may be converted to Class A or Class I shares of the same fund if you cease to satisfy the share eligibility requirements of the retirement class and meet the conditions of the receiving fund. Please contact the funds or your financial adviser for additional information.

Please consult a tax professional before requesting an exchange. Not all share classes are available through all intermediaries. Each Carillon fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.

Valuing Your Shares

The price at which an order to purchase or sell a fund’s shares is effected is based on the NAV per share of each class of a fund next calculated after the order is placed, plus any applicable sales charge. Each fund normally determines the NAV of its shares each business day as of the scheduled close of regular trading on the New York Stock Exchange (NYSE) and the Nasdaq, (typically 4:00 p.m. ET). The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The fund will not treat an intraday unscheduled disruption in trading on either the NYSE or Nasdaq as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and Nasdaq if the disruption directly affects only one of those markets. If the NYSE or other securities exchange modifies the published closing price of securities traded on that exchange after the NAV is calculated, the funds are not required to recalculate their NAV. The funds do not price their shares on days that the NYSE is closed.

Generally, portfolio securities for which market quotations are readily available are valued at market value; however, the market quotation price may be adjusted to reflect events that occur between the close of those markets and the time of the funds’ determination of the NAV. A market quotation may be considered unreliable or unavailable for various reasons, such as (1) the quotation may be stale, (2) the quotation may be unreliable because the security is not actively traded, (3) trading on the security halted before the close of the trading market, (4) the security is newly issued, (5) issuer specific or vendor- specific events occurred after the security halted trading, or (6) due to the passage of time between the close of the market on which the security trades and the close of the NYSE and the Nasdaq. Issuer specific events that may cause the last market quotation to be unreliable include (1) a merger or insolvency, (2) events which affect a geographical area or an industry segment, such as political events or natural disasters, or (3) market events, such as a significant movement in the U.S. markets.

For most securities, both the latest transaction prices and adjustments are furnished by independent pricing services. All other securities and assets for which market quotations are unavailable or unreliable are valued at their fair value in good faith using the investment adviser’s Pricing and Valuation Procedures (“Procedures”), which have been approved by the Board. For example, small-cap securities that are thinly traded or illiquid may be fair valued. Fair value is the amount that the owner might reasonably expect to receive for the security upon its current sale. Fair value requires consideration of all appropriate factors, including indications of fair value available from independent pricing services. A fair value price is an estimated price and may vary from the prices used by other mutual funds to calculate their NAV.

Rule 2a-5 under the Investment Company Act (the “Valuation Rule”) establishes requirements for determining fair value in good faith for purposes of the Investment Company Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the Investment Company Act, the threshold for determining whether a fund must fair value a security.

The Valuation Rule permits a fund’s board to designate the fund’s primary investment adviser as “valuation designee” to perform the fund’s fair value determinations subject to board oversight and certain reporting and other requirements intended to ensure that the registered investment company’s board receives the information it needs to oversee the investment adviser’s fair value determinations.

The Board has designated Carillon as valuation designee under the Valuation Rule to perform fair value functions in accordance with the requirements of the Valuation Rule. Carillon performs these duties through a Valuation Committee, comprised of employees of Carillon and/or its wholly-owned affiliates. Carillon’s Valuation Committee monitors for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee will determine such securities’ fair value in accordance with the Procedures. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.

There can be no assurance, however, that a fair value price used on any given day will more accurately reflect the market value of a security than the market price of such security on that day, as fair valuation determinations may involve subjective judgments made by the Valuation Committee. Fair value pricing may deter shareholders from trading a fund’s shares on a frequent basis in an attempt to take advantage of arbitrage opportunities resulting from potentially stale prices of portfolio holdings. However, it cannot eliminate the possibility of frequent trading. Specific types of securities are valued as follows:

•
Domestic Exchange Traded Equity Securities — Market quotations are generally available and reliable for domestic exchange-traded equity securities. If the prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Foreign Equity Securities — If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE and the Nasdaq, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer-specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.

•
Fixed Income Securities — Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Futures and Options — Futures and options are valued on the basis of market quotations, if available and reliable. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Credit Default Swaps — Credit default swaps are valued with prices provided by independent pricing services. If prices provided by independent pricing services are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Forward Contracts —Forward contracts are valued daily at current forward rates provided by an independent pricing services. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

•
Investment Companies and ETFs — Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.

Account and Transaction Policies
Doing Business with the Funds

Timing of orders | All orders to purchase or sell shares are executed at the next NAV, plus any applicable sales charge, calculated after the order has been received in “good order” by an authorized agent of the funds. Orders are accepted until the close of regular trading on the NYSE every business day, normally 4:00 p.m. ET, and are executed the same day at that day’s price. To ensure this occurs, the Distributor and/or dealers are responsible for transmitting all orders to the funds in compliance with their contractual deadline.

Good order requirements | For the funds to process a request, it must be in “good order.” Good order means that Carillon has been provided sufficient information necessary to process the request as outlined in this Prospectus, including:

•	The shareholder’s name;
•	The name of the fund;
•	The account number;
•	The share or dollar amount to be transacted; and
•	The signatures of all registered shareholders with signature guarantees, if applicable.

Further, there must not be any restrictions applied to the account. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.

Account registration options | Carillon offers several options for registering your account. To establish a Transfer on Death (“TOD”) arrangement, an additional TOD agreement is required. Additionally, Carillon offers a range of IRA plans including traditional, Roth, SEP and SIMPLE IRA plans. IRA plans require a separate adoption agreement as well as separate forms to sell your shares. The TOD and IRA agreements are available from your financial adviser, the funds or through our website, rjinvestmentmanagement.com.

Customer identification and verification procedures | The funds are required under the USA PATRIOT Act to obtain certain information about you in order to open an account. You must provide the funds with the name, physical address (mailing addresses containing only a P.O. Box are not accepted), Social Security or other taxpayer identification number and date of birth of all owners of the account. If you do not provide us with this information, your account will not be opened and your investment will be returned. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. For these entities, the person opening the account on the entity’s behalf must provide this information. The funds will use this information to verify your identity using various methods. In the event that your identity cannot be sufficiently verified, the funds may employ additional verification methods or refuse to open your account. Under certain circumstances, it may be appropriate for the funds to close or suspend further activity in an account.

Shares of the funds have not been registered for sale outside of the United States and U.S. territories. The funds generally do not permit the establishment of new accounts for foreign individuals or entities. The Carillon funds generally do not sell shares directly to individual investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors at United States embassies with DPO addresses and investors with United States military APO or FPO addresses. Non‑individual entities registered outside the United States, except Plan Administrators that have entered into an agreement with the Distributor, are not permitted to invest directly with the funds.

Restrictions on orders | The funds and the Distributor reserve the right to reject any purchase or exchange order for any reason and to suspend the offering of fund shares for a period of time. There are certain times when you may not be able to sell shares of a fund or when we may delay paying you the redemption proceeds. This may happen during unusual market conditions or emergencies as a result of which a fund cannot determine the value of its assets or sell its holdings.

Website | Subject to availability by your financial institution, you may access your account information, including balances, statements, tax forms and transaction history, through our website, rjinvestmentmanagement.com. You may also update your account and process purchases, redemptions, and exchanges through our website. Additional information, including current fund performance and various account forms and agreements, is also available on our website.

Telephone | For your protection, telephone requests may be recorded in order to verify their accuracy and monitor call quality. In addition, we will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer identification number and other relevant information. If appropriate measures are taken, we are not responsible for any losses that may occur to any account due to an unauthorized telephone request. If an account has more than one owner or authorized person, the funds will accept telephone instructions from any one owner or authorized person.

Payment of redemption proceeds | The funds generally intend to meet redemption requests, under both normal and stressed market conditions, by paying out available cash, by selling portfolio holdings (including cash equivalent portfolio holdings), or by borrowing through the funds’ line of credit and other available methods. The funds also reserve the right to satisfy redemption requests in whole or in part by making payment in securities or other property (this is known as a redemption‑in‑kind) in stressed market conditions and other appropriate circumstances. To the extent the funds redeem their shares in marketable securities the shareholder assumes any risk of the market price of such securities fluctuating. In addition, the shareholder will bear any brokerage and related costs incurred in disposing of or selling the securities it receives from the funds and the risk that there may not be a liquid market for those securities.

Accounts with below-minimum balances | If your account balance falls below $1,000 as a result of selling shares (and not because of performance or sales charges), each fund reserves the right to request that you buy more shares or close your account. If your account balance is still below the minimum 30 calendar days after notification, each fund reserves the right to close your account and send the proceeds to your address of record.

Abandoned accounts | Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications.
Please contact the funds to complete a Texas Designation of Representative form.

Market timing | Market timing typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Such transactions include trades that occur when a fund’s NAV does not fully reflect the value of the fund’s holdings — for example, when a fund owns holdings, such as foreign or thinly traded securities, that are valued in a manner that may not reflect the most updated information possible. Foreign securities generally are priced using fair valuation procedures approved by the Board as part each fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before each fund prices its shares. Excessive trading or market timing can be disruptive to a fund’s efficient management and have a dilutive effect on the value of the investments of long-term fund shareholders, increase the transaction and other costs of a fund and increase the fund’s recognized net capital gains (and, therefore, unless the fund has a net capital loss for, or capital loss carryover to, the taxable year in which the gains are realized, taxable distributions to its shareholders), all of which could reduce the return to fund shareholders.

The Board has adopted policies reasonably designed to deter short-term trading of fund shares. The funds will not enter into agreements to accommodate frequent purchases or exchanges. Further, the funds have adopted the following guidelines:

•	The funds review transaction activity, using established criteria, to identify transactions that may signal excessive trading.

•
The funds may reject any purchase or exchange orders, in whole or in part, that in their opinion, appear excessive in frequency and/or amount or otherwise potentially disruptive to a fund. The funds may consider the trading history of accounts under common ownership or control in this determination.

•
All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the funds or through a financial intermediary. The funds reserve the right to reject combined or omnibus orders in whole or in part.

•
The funds seek the cooperation of broker-dealers and other financial intermediaries by various methods such as entering into agreements whereby the funds will request information regarding the identity of specific investors, transaction information and restricting the ability of particular investors to purchase fund shares.

While the funds apply these policies, there is no guarantee that all market timing will be detected.

Disclosure of portfolio holdings | Periodically, customers of the funds express interest in having current portfolio holdings disclosed to them more often than required by law or regulation. To satisfy this request, the funds have adopted a policy on disclosing portfolio holdings to properly manage this process to ensure confidentiality and proper use of this information. A description of the funds’ policy is included in the SAI. Portfolio information can be found on our website, rjinvestmentmanagement.com.

Account statements | If you purchase shares directly from a fund, you will receive monthly or quarterly statements detailing fund balances and all transactions completed during the prior period and a confirmation of each transaction. Automatic reinvestments of distributions and systematic investments/withdrawals may be confirmed only by monthly or quarterly statements. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and statements and immediately notify the funds or your financial adviser of any discrepancies. To enroll in eDelivery of account statements, visit our website, rjinvestmentmanagement.com.

Householding | In an effort to decrease costs, the funds intend to reduce the number of duplicate prospectuses, supplements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 800.421.4184 to request individual copies of these documents. Once the funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Dividends, Other Distributions and Taxes

General | Each fund distributes all or substantially all of its net investment income and net capital and foreign currency gains, if any, to its shareholders every year. Net investment income generally consists of dividends and interest income received on investments, less expenses. The Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Carillon Chartwell Real Income Fund and Carillon Chartwell Short Duration High Yield Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis, typically in December. The funds may make additional payments of dividends or distributions if they deem it desirable at any other time during the year.

The dividends you receive from a fund generally will be taxed as ordinary income. A portion of those dividends may be eligible for the maximum federal income tax rates applicable to “qualified dividend income” distributed to individual and certain other non‑corporate shareholders (each, a “non‑corporate shareholder”) who satisfy certain holding period and other restrictions with respect to their fund shares. Those maximum rates are 15% for a single shareholder with taxable income not exceeding $518,900, ($583,750 for married shareholders filing jointly) and 20% for non‑corporate shareholders with taxable income exceeding those respective amounts, which apply for 2024 and will be adjusted for inflation annually. Qualified dividend income consists of dividends received from U.S. corporations and certain qualifying non-U.S. corporations when the fund satisfies certain holding period requirements with respect to the shares on which such dividends are paid.

Each fund also distributes net capital gains (and, in the case of certain funds, net gains from foreign currency transactions), if any, to its shareholders, normally once a year. A fund generates capital gains when it sells assets in its portfolio for profit. Capital gain distributions are taxed differently depending on how long the fund held the asset(s) that generated the gain (not on how long you hold your shares in the fund). Distributions to you of net capital gains recognized on the sale of assets held for one year or less are taxed as ordinary income; distributions to you of net capital gains recognized on the sale of assets held longer than one year are taxed at the maximum federal income tax rates mentioned above.

Generally, fund distributions are taxable to you in the year you receive them. However, any distributions that are declared in October, November or December but paid in January generally are taxable as if received on December 31. Tax laws and rates often change over time. Please consult a tax professional for more information.

A fund’s distributions of dividends and net realized gains are automatically reinvested in additional shares of the distributing class of the fund at NAV (without sales charge) unless you opt to take your distributions in cash, in the form of a check, or direct them for purchase of shares in the same class of another fund. You are taxed in the same manner whether you receive your dividends and other distributions in cash or reinvest them in additional fund shares. If you elect to receive dividends and/or other distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, each fund reserves the right to reinvest the amount of the distribution check in your account, at the fund’s then-current NAV per share, and to reinvest all subsequent distributions. If you wish to change your distribution option, write or call the funds at 800.421.4184. Changes should be submitted five days prior to the record date of the next distribution.

In general, redeeming or exchanging shares and receiving distributions (whether reinvested or taken in cash) are all taxable events. Fund transactions typically are treated for federal income tax purposes as follows:

Type of transactions	Federal income tax status
Income dividends	Ordinary income; all or part may be eligible for 15%/20% maximum rates for non‑corporate shareholders
Net short-term capital gain* and foreign currency gain distributions	Ordinary income
Net capital gain** distributions	Long-term capital gains; eligible for 15%/20% maximum rates for non‑corporate shareholders
Redemptions or exchanges of fund shares owned for more than one year	Long-term capital gains or losses (rates noted above)
Redemptions or exchanges of fund shares owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*The excess of net short-term capital gain over net long-term capital loss.
**The excess of net long-term capital gain over net short-term capital loss.

An individual must pay a 3.8% tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends and other distributions a fund pays and net gains realized on a redemption or exchange of a fund’s shares, or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisors regarding the effect, if any, this provision may have on their investment in a fund (or funds).

Withholding taxes | If you are a non‑corporate shareholder and a fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service (“IRS”) 24% of the distributions and redemption proceeds (regardless of the extent to which you realize a gain or loss) otherwise payable to you. If you are subject to backup withholding for any other reason, we also must withhold and pay to the IRS 24% of the distributions otherwise payable to you. Any tax withheld may be applied against the federal income tax liability on your tax return. State law may also require us to withhold and pay to your state of residence a portion of your distributions and redemption proceeds.

Tax reporting | If your account receives distributions or has withholding or other activity required to be reported to the IRS, we will send you the appropriate tax form that reflects the amount and tax status of that activity. Such tax forms will be mailed early in each year for the prior calendar year in accordance with IRS guidelines. To enroll in eDelivery of tax forms, visit our website, rjinvestmentmanagement.com. Certain investors, depending on their financial intermediary, may be ineligible to receive tax forms via eDelivery.

Each fund is required to report annually to both shareholders and the IRS basis information of fund shares acquired after December 31, 2011 (“Covered Shares”). Each fund will compute the basis of your redeemed or exchanged Covered Shares using the average basis method, which is each fund’s “default method,” unless you contact the fund to select a different IRS‑accepted method (such as a specific identification method) at the time of each redemption or exchange, which you may not change after the settlement date thereof. If your account is held by your financial adviser or other broker-dealer, that firm may select a different default method; in such a case, please contact that firm to obtain information with respect to the available methods and elections for your account with it. You should carefully review the basis information provided by each fund or your financial adviser or other broker-dealer and make any basis, holding period or other adjustments that are required when reporting these amounts on your income tax returns.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

Additional Information

The Board oversees generally the operations of the funds. The Trust enters into contractual arrangements with various parties, including among others, the funds’ manager, sub‑advisers, custodian, transfer agent, and accountants, who provide services to the funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the funds that you should consider in determining whether to purchase fund shares. Neither this Prospectus nor the Statement of Additional Information is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the Statement of Additional Information or the funds’ reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Description of Indices

Bloomberg U.S. TIPS Index is a market-value-weighted index that measures the performance of U.S. Treasury Inflation Protected Securities (“TIPS”). This index tracks the performance of U.S. TIPS, which are designed to protect investors from inflation by adjusting their principal value in response to changes in the Consumer Price Index (CPI).

Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed rate taxable bond market. The returns of the index do not include the effect of any sales charges. That means that actual returns would be lower if they included the effect of sales charges.

Russell Midcap Value Index measures the performance of the mid-cap value segment of the US equity universe. It includes those Russell Midcap Index companies with relatively lower price-to-book ratios, lower I/B/E/S forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).

ICE BofA 1‑3 Year BB US Cash Pay High Yield Index is a subset of the ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive.

Bloomberg Intermediate US Government/Credit Index tracks the performance of intermediate term U.S. government and corporate bonds.

Russell 2000 Growth Index measures the performance of the small-cap growth segment of the US equity universe. It includes those Russell 2000 Index companies with relatively higher price-to-book ratios, higher I/B/E/S forecasted medium term (2 year) growth and higher sales per share historical growth (5 years).

Russell 2000 Value Index measures the performance of the small-cap value segment of the US equity universe. It includes those Russell 2000 companies with relatively lower price-to-book ratios, lower I/B/E/S forecasted medium term (2 year) growth and lower sales per share historical growth (5 years).

Fund Symbols, CUSIPs and Codes

Fund	Class	Symbol	CUSIP	Fund Code
Carillon Chartwell Real Income Fund	A	[ ]	[ ]	[ ]
	C	[ ]	[ ]	[ ]
	I	BERIX	16140T202	5759
	R-6	[ ]	[ ]	[ ]
Carillon Chartwell Mid-Cap Value Fund	A	[ ]	[ ]	[ ]
	C	[ ]	[ ]	[ ]
	I	BERCX	16140T301	5758
	R-6	[ ]	[ ]	[ ]
Carillon Chartwell Short-Duration High Yield Fund	A	[ ]	[ ]	[ ]
	C	[ ]	[ ]	[ ]
	I	CWFIX	16140T400	5761
	R-6	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Growth Fund	A	[ ]	[ ]	[ ]
	C	[ ]	[ ]	[ ]
	I	CWSGX	16140T608	5762
	R-6	[ ]	[ ]	[ ]
Carillon Chartwell Small Cap Value Fund	A	[ ]	[ ]	[ ]
	C	[ ]	[ ]	[ ]
	I	CWSIX	16140T509	5763
	R-6	[ ]	[ ]	[ ]

Financial Highlights
The financial highlights are intended to help you understand the performance of each class of shares of a fund for the periods indicated. Certain information reflects financial results for a single Class I share. Prior to [  ], 2024, the Class I shares of the funds were designated as Class Chartwell shares.  Based upon the commencement of operations for some of the funds, there may be less than five years’ worth of financial information available. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and other distributions). The financial information for a fund for the fiscal year ended December 31, 2023, has been audited by [  ], an independent registered public accounting firm, whose report, along with each fund’s financial statements, is included in the fund’s annual report, which is available upon request.  The financial information for a fund for the fiscal years ended October 31, 2019 and October 31, 2020, for the fiscal period ended December 31, 2020, and for the fiscal years ended December 31, 2021 and December 31, 2022 was audited by the prior independent registered public accounting firm for the funds’ or a Chartwell Predecessor Fund (as defined below).

Pursuant to reorganizations that occurred on June 30, 2022, each fund is the legal entity successor to the corresponding series of The Chartwell Trust (each a “Chartwell Predecessor Fund”). Each Chartwell Predecessor Fund is the accounting and tax survivor as a result of the reorganizations. Accordingly, the financial highlights of each fund through June 30, 2022 represents the financial history of the corresponding Chartwell Predecessor Fund. Prior to the reorganizations, no fund had any investment operations.

As of the date of this prospectus, Class A, Class C and Class R-6 shares for each Fund had not commenced operations; accordingly, financial highlights for those classes are not included.

Financial Highlights

Per share data for a share outstanding throughout each year / period

			From investment operations			Dividends & distributions					Ratios to average net asset (%)
Fiscal period		Beginning net asset value	Income (loss)	Realized & unrealized gain (loss)	Total	From investment income	From realized gains		Total	Ending net asset value	With expenses waived/ recovered(a)	Without expenses waived/ recovered(a)	Net income (loss)(a)	Portfolio turnover rate (%)(b)	Total return (%)(b) (c)	Ending net assets (thou-sands)
Beginning	Ending
Carillon Chartwell Income Fund*
01/01/23	12/31/23	$12.29	$0.42	$0.52	0.94	$(0.43)	$—		(0.43)	12.80	0.64	0.73	3.35	59	7.77	$307,898
01/01/22	12/31/22	14.15	0.38	(1.80)	(1.42)	(0.39)	(0.05)		(0.44)	12.29	0.64	0.69	2.87	40	(10.14)	366,987
01/01/21	12/31/21	13.53	0.34	0.65	0.99	(0.37)	—		(0.37)	14.15	0.64	0.68	2.41	56	7.35	520,177
11/01/20	12/31/20 ^	12.72	0.07	0.81	0.88	(0.07)	—		(0.07)	13.53	0.64	0.73	2.93	7	6.93	556,850
11/01/19	10/31/20	13.26	0.40	(0.52)	(0.12)	(0.42)	—		(0.42)	12.72	0.64	0.67	3.08	63	(0.83)	568,025
11/01/18	10/31/19	13.18	0.41	0.50	0.91	(0.44)	(0.39)		(0.83)	13.26	0.64	0.66	2.95	137	7.22	1,030,248
Carillon Chartwell Mid Cap Value Fund*
01/01/23	12/31/23	16.50	0.07	1.07	1.14	(0.13)	(0.42)		(0.55)	17.09	0.90	1.49	0.40	33	6.90	23,787
01/01/22	12/31/22	18.88	0.19	(2.38)	(2.19)	(0.18)	(0.01)		(0.19)	16.50	0.90	1.29	1.15	27	(11.63)	40,877
01/01/21	12/31/21	14.92	0.11	3.96	4.07	(0.11)	—		(0.11)	18.88	0.90	1.29	0.68	15	27.30	38,467
11/01/20	12/31/20 ^	13.12	0.03	1.94	1.97	(0.17)	—		(0.17)	14.92	0.90	1.56	1.25	3	15.00	28,540
11/01/19	10/31/20	15.54	0.19	(2.28)	(2.09)	(0.18)	(0.15)		(0.33)	13.12	0.90	1.47	1.40	35	(13.81)	24,752
11/01/18	10/31/19	15.07	0.17	1.34	1.51	(0.11)	(0.93)		(1.04)	15.54	1.02	1.44	1.09	36	11.47	25,704
Carillon Chartwell Small Cap Value Fund*
01/01/23	12/31/23	17.75	0.09	2.09	2.18	(0.21)	(0.45)		(0.66)	19.27	1.05	1.26	0.48	27	12.30	143,320
01/01/22	12/31/22	19.90	0.10	(2.04)	(1.94)	—	(0.21)		(0.21)	17.75	1.05	1.17	0.54	24	(9.71)	149,898
01/01/21	12/31/21	17.75	0.10	4.16	4.26	(0.10)	(2.01)		(2.11)	19.90	1.05	1.15	0.45	20	24.42	182,868
11/01/20	12/31/20 ^	14.75	0.04	3.09	3.13	(0.13)	—		(0.13)	17.75	1.05	1.21	1.32	2	21.23	177,334
11/01/19	10/31/20	18.67	0.13	(3.37)	(3.24)	(0.14)	(0.54)		(0.68)	14.75	1.05	1.18	0.81	30	(18.16)	148,069
11/01/18	10/31/19	18.79	0.13	1.04	1.17	(0.07)	(1.22)		(1.29)	18.67	1.05	1.07	0.69	30	7.54	172,753
Carillon Chartwell Short Duration High Yield Fund*
01/01/23	12/31/23	9.15	0.42	0.28	0.70	(0.42)	—		(0.42)	9.43	0.49	0.60	4.51	39	7.80	247,272
01/01/22	12/31/22	9.75	0.29	(0.60)	(0.31)	(0.29)	—		(0.29)	9.15	0.49	0.59	3.09	35	(3.17)	209,672
01/01/21	12/31/21	9.79	0.27	(0.04)	0.23	(0.27)	—		(0.27)	9.75	0.49	0.58	2.78	54	2.40	216,879
11/01/20	12/31/20 ^	9.59	0.05	0.20	0.25	(0.05)	—		(0.05)	9.79	0.49	0.66	3.13	9	2.63	163,703
11/01/19	10/31/20	9.68	0.33	(0.08)	0.25	(0.34)	—		(0.34)	9.59	0.49	0.61	3.55	63	2.62	161,474
11/01/18	10/31/19	9.48	0.35	0.20	0.55	(0.35)	—		(0.35)	9.68	0.49	0.67	3.62	41	5.89	91,914
Carillon Chartwell Small Cap Growth Fund*
01/01/23	12/31/23	10.80	(0.02)	2.44	2.42	—	—		—	13.22	1.05	2.39	(0.20)	72	22.41	16,725
01/01/22	12/31/22	16.36	(0.08)	(4.96)	(5.04)	—	(0.52)		(0.52)	10.80	1.05	1.82	(0.54)	80	(30.83)	16,303
01/01/21	12/31/21	17.29	(0.15)	2.78	2.63	(0.01)	(3.55)		(3.56)	16.36	1.05	1.47	(0.88)	61	16.47	28,330
11/01/20	12/31/20 ^	15.22	(0.01)	3.24	3.23	—	(1.16)		(1.16)	17.29	1.05	1.76	(0.58)	24	21.20	27,436
11/01/19	10/31/20	11.78	(0.09)	3.53	3.44	—	—	+	—	15.22	1.05	1.73	(0.56)	104	29.25	22,808
11/01/18	10/31/19	11.55	(0.04)	0.32	0.28	—	(0.05)		(0.05)	11.78	1.05	1.64	(0.39)	104	2.46	20,637

* Per share amounts have been calculated using the daily average share method. Redemption fees of less than $0.005/share are included with Realized & unrealized gain (loss) from investment operations.  Funds with less than five years of financial highlights shown are showing the financial highlights for the entire history of the Fund.
^ Fund changed fiscal year to December 31.
+ Amount distributed was less than $0.005/share.
(a) Annualized for periods less than one year.
(b) Not annualized for periods less than one year.
(c) Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Adviser not reduced its fees or reimbursed expenses.

For More Information
More information on these funds is available free upon request, including the following:

Financial reports | Additional information about each fund’s investments is available in each fund’s annual and semiannual reports to shareholders and in Form N-CSR. In those reports, you will find a discussion of the market conditions and investment strategies that affected each fund’s performance during the fiscal period. In Form N-CSR, you will find each fund’s annual and semiannual financial statements.

Statement of additional information (“SAI”) | Additional information about each fund and its policies may be found in the SAI. A current SAI is on file with the Securities and Exchange Commission (“Commission”) and is incorporated herein by reference (meaning it is legally considered part of this Prospectus).

To obtain the SAI, Prospectus, annual report, semiannual report, privacy notice, performance information, an account application, a schedule of portfolio holdings found on Form N‑PORT, each fund’s financial statements, other information or to make an inquiry, without charge, contact the Carillon Family of Funds:

By mail:	P.O. Box 23572
St. Petersburg, FL 33742

By telephone:	1.800.421.4184

By internet:	rjinvestmentmanagement.com

These documents and other information about the funds can be viewed on‑screen or downloaded from the EDGAR Database on the Commission’s Internet website at www.sec.gov; or after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Carillon Family of Funds is pleased to offer the convenience of viewing shareholder communications, including fund prospectuses, annual and semiannual reports, including fund financial statements, and proxy statements, online at rjinvestmentmanagement.com.

The Investment Company and Securities Act registration numbers are:

Investment Company Act	811‑07470

Securities Act	033‑57986

No dealer, salesperson or other person has been authorized to give any information or to make any representation other than that contained in this Prospectus in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon unless having been authorized by the funds or their distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

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STATEMENT OF ADDITIONAL INFORMATION
CARILLON MUTUAL FUNDS
●	CARILLON CHARTWELL REAL INCOME FUND	●	CARILLON CHARTWELL SMALL CAP GROWTH FUND
●	CARILLON CHARTWELL MID CAP VALUE FUND	●	CARILLON CHARTWELL SMALL CAP VALUE FUND
●	CARILLON CHARTWELL SHORT DURATION HIGH YIELD FUND

This Statement of Additional Information (“SAI”) dated [ ], 2024 should be read in conjunction with the Prospectus dated [ ], 2024 describing the shares of five of the series of the Carillon Series Trust (the “Trust”), which are the Carillon Chartwell Real Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund (each a “fund” and, collectively, the “funds”).
This SAI is not a prospectus itself. The financial statements for the funds’ fiscal year ended December 31, 2023, which were audited by [ ], the funds’ independent registered public accounting firm, are incorporated herein by reference to the funds’ Annual Reports to Shareholders dated December 31, 2023. Copies of the Prospectus and copies of the Trust’s Annual and Semiannual Report to shareholders of the funds are available without charge, upon request by writing to Carillon Family of Funds at P.O. Box 23572, St. Petersburg, FL, 33742, calling 800.421.4184 or by visiting our website at rjinvestmentmanagement.com.
	Class A	Class C	Class I*	Class R-6
Carillon Chartwell Real Income Fund	[ ]	[ ]	BERIX	[ ]
Carillon Chartwell Mid Cap Value Fund	[ ]	[ ]	BERCX	[ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]	[ ]	CWFIX	[ ]
Carillon Chartwell Small Cap Growth Fund	[ ]	[ ]	CWSGX	[ ]
Carillon Chartwell Small Cap Value Fund	[ ]	[ ]	CWSIX	[ ]
* Formerly known as Class Chartwell

Carillon Tower Advisers, Inc.
P.O. Box 23572, St. Petersburg, Florida 33742

TABLE OF CONTENTS
I.	General Information		[ ]
II.	Investment Information		[ ]
	A.	Investment Policies, Strategies and Risks	[ ]
	B.	Industry or Sub-Industry Classifications	[ ]
III.	Investment Limitations		[ ]
	A.	Fundamental Investment Policies for All Funds	[ ]
	B.	Non-Fundamental Investment Policies	[ ]
IV.	Net Asset Value		[ ]
V.	Investing in the Funds		[ ]
VI.	Investment Programs		[ ]
	A.	Retirement Plans	[ ]
	B.	Rights of Accumulation	[ ]
	C.	Class A Letter of Intent	[ ]
VII.	Redeeming Shares		[ ]
	A.	Receiving Payment	[ ]
	B.	Telephone Transactions	[ ]
	C.	Systematic Withdrawal Plan	[ ]
	D.	Redemptions-in-Kind	[ ]
	E.	Frequent Purchases and Redemptions of Fund Shares	[ ]
VIII.	Exchange Privilege		[ ]
IX.	Disclosure of Portfolio Holdings		[ ]
X.	Taxes		[ ]
XI.	Shareholder Information		[ ]
XII.	Fund Information		[ ]
	A.	Management of the Funds	[ ]
	B.	Control Persons and Principal Holders of Securities	[ ]
	C.	Proxy Voting Policies and Procedures	[ ]
	D.	Investment Adviser and Administrator; Sub-adviser	[ ]
	E.	Portfolio Managers	[ ]
		1. Chartwell Investment Partners, LLC	[ ]
	F.	Portfolio Turnover and Brokerage Practices	[ ]
	G.	Distribution of Shares	[ ]
	H.	Payments to Dealers	[ ]
XIII.	Additional Services to the Funds		[ ]
APPENDIX A			A-1
APPENDIX B			B-1

I. General Information
The funds are separate series of Carillon Series Trust (the “Trust”), which was established as a Delaware statutory trust on May 5, 2017. The Trust is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares in separate series (each a “fund” and collectively the “funds”), each of which is advised by Carillon Tower Advisers, Inc. (“Carillon Tower” or Manager”). On September 30, 2022, Carillon Tower began also doing business as Raymond James Investment Management. This did not involve any change in Carillon’s structure, ownership, or control.
On November 20, 2017, the Trust adopted and succeeded to the registration statement of Eagle Series Trust. Eagle Series Trust, formerly known as the Heritage Series Trust, was established as a Massachusetts business trust under a Declaration of Trust dated October 28, 1992.
On July 1, 2022, each of the following funds acquired all of the assets and assumed all of the liabilities of the corresponding series of The Chartwell Funds as set forth below.
Carillon Chartwell Fund	Formerly
Carillon Chartwell Real Income Fund (prior to [ ], 2024, the Carillon Chartwell Income Fund)	Chartwell Income Fund
Carillon Chartwell Mid Cap Value Fund	Chartwell Mid Cap Value Fund
Carillon Chartwell Short Duration High Yield Fund	Chartwell Short Duration High Yield Fund
Carillon Chartwell Small Cap Growth Fund	Chartwell Small Cap Growth Fund
Carillon Chartwell Small Cap Value Fund	Chartwell Small Cap Value Fund

Since, at the time of its acquisition, the objective and policies of each of the funds were the same in all material respects as each fund’s predecessor, and each of the funds engaged as a sub-advisor the investment advisor that previously provided services to its predecessor fund (“Predecessor Fund”), each fund adopted the prior performance and financial history of its Predecessor Fund.
Each fund currently offers Class A shares sold subject to a front-end sales charge (“Class A shares”) and Class C shares sold subject to a 1% contingent deferred sales charge (“CDSC”) (“Class C shares”). Each fund also offers Class I and Class R-6 shares, each sold without a front-end sales charge, CDSC or Rule 12b-1 fee. Prior to [ ], 2024, the Class I shares were designated the Class Chartwell shares.
Each fund described in this SAI operates for many purposes as if it were an independent company. Each fund has its own objective(s), policies, strategies and portfolio managers, among other characteristics.
II. Investment Information
A.   Investment Policies, Strategies and Risks
This section provides a detailed description of the securities in which a fund may invest to achieve its investment objective(s), the strategies it may employ and the corresponding risks of such securities and strategies. For more information regarding the description of various types of securities in which a fund may invest, please refer to Appendix A, Investment Types Glossary. A fund may invest in the types of assets described below, either directly or indirectly, unless otherwise noted. For more information on a fund’s principal strategies and risks, please see the funds’ Prospectus.

	Carillon Chartwell Real Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
Equity Securities	X	X	X	X	X
Common Stocks	X	X	X	X	X
Small- and Mid-Capitalization Stocks	X	X	X	X	X
Dividend-Paying Stocks	X
Convertible Securities	X	X	X	X	X
Other Investment Companies, including ETFs	X	X	X	X	X
Closed-End Funds	X	X	X	X	X
Preferred Stock	X	X	X	X	X
Master Limited Partnerships	X			X
Real Estate Investment Trusts (“REITs”)	X	X	X	X	X
Large-Capitalization Stocks	X
Warrants and Rights	X	X	X	X	X
Debt Securities	X	X	X	X	X
Debt Securities	X	X	X	X	X
Callable Securities	X
Corporate Debt Obligations	X	X	X	X	X
Investment Grade and Lower Rated Securities	X	X	X	X	X
Investment Grade Securities	X	X	X	X	X
Lower Rated / High Yield Securities	X	X	X	X	X
Risk Factors of Lower Rated / High Yield Securities	X	X	X	X	X
Interest Rate and Economic Risk	X	X	X	X	X
Securities Ratings and Credit Ratings	X	X	X	X	X
Liquidity Risk and Valuation	X	X	X	X	X
Variable- or Floating-Rate Securities	X	X	X	X	X
Institutional Term Loans	X	X	X	X	X
Municipal Obligations	X	X	X	X	X
Short-Term Money Market Instruments	X	X	X	X	X
Bankers’ Acceptances	X	X	X	X	X
Certificates of Deposit (“CDs”)	X	X	X	X	X
Commercial Paper	X	X	X	X	X
Bank Time Deposits	X	X	X	X	X
Repurchase and Reverse Repurchase Agreements	X	X	X	X	X
Repurchase Agreements	X	X	X	X	X
Reverse Repurchase Agreements	X	X	X	X	X
Mortgage Dollar Rolls and Sale-Buybacks	X	X	X	X	X
U.S. Government Securities and Government-Sponsored Enterprises	X	X	X	X	X
U.S. Treasury Obligations	X
Zero Coupon and Pay-In-Kind Securities	X	X	X	X	X
Pass-through Securities	X	X	X	X	X
Mortgage-Backed Securities	X	X	X	X	X
Asset-Backed Securities	X	X	X	X	X
Foreign Securities Exposure	X	X	X	X	X
Depositary Receipts	X	X	X	X	X
American Depositary Receipts (“ADRs”)	X	X	X	X	X
Euro/Yankee Bonds	X	X	X	X	X
Eurodollar Certificates	X	X	X	X	X
Foreign Securities	X	X	X	X	X
Emerging Markets	X	X	X	X	X

	Carillon Chartwell Real Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
European Securities	X	X	X	X	X
Derivatives – Futures, Forwards, Options and Hedging Transactions	X	X	X	X	X
Options	X	X	X	X	X
Options on Futures	X	X	X	X	X
Futures	X	X	X	X	X
Risks of Futures Trading	X	X	X	X	X
Stock and Bond Index Futures	X	X	X	X	X
Foreign Currency Hedging Strategies	X	X	X	X	X
Forward Currency Contracts	X	X	X	X	X
Forward Currency Exchange Contracts	X	X	X	X	X
Non-Deliverable Forwards	X	X	X	X	X
Combined Transactions	X	X	X	X	X
Swaps, Caps, Floors and Collars	X	X	X	X	X
Options on Swap Agreements	X	X	X	X	X
Forward Commitments	X	X	X	X	X
Natural Resources and Precious Metals	X
Illiquid and Restricted Securities	X	X	X	X	X
Other Investment Practices	X	X	X	X	X
When-Issued and Delayed Delivery Transactions	X	X	X	X	X
Foreign Investment Companies	X	X	X	X	X
Selling Securities Short	X	X	X	X	X
Temporary Defensive Purposes	X	X	X	X	X
Large Shareholder Redemption Risk	X	X	X	X	X
Cyber Security	X	X	X	X	X

Equity Securities:
Common Stocks. A fund may invest in common stocks, which represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of bondholders, other debt holders, owners of preferred stock, and general creditors take precedence over the claims of those who own common stock. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock.
Small- and Mid-Capitalization Stocks. A fund may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the fund to liquidate its securities positions. In addition, it may be prudent for a fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a fund’s asset size increases, the fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.
A fund may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.
Dividend-Paying Stocks. A fund may invest in dividend-paying stocks. Securities of companies that have historically paid a high dividend yield may reduce or discontinue their dividends, reducing the yield of the fund. Low priced securities in the fund may be more susceptible to these risks. Past dividend payments are not a guarantee of future dividend payments. Also, the market return of high dividend yield securities, in certain market conditions, may perform worse than other investment strategies or the overall stock market.
Convertible Securities. A fund may invest in convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. There are currently no limitations on the ratings of the convertible securities in which the funds may invest.
Other Investment Companies, including ETFs. A fund may invest in shares of other open-end or closed-end investment companies, including money market funds and exchange-traded funds (“ETFs”), up to the limits prescribed in the 1940 Act, the rules thereunder and any exemptive relief. Investments in the securities of other investment companies (which may, in turn invest in equities, bonds, and other financial vehicles) may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a fund becomes a shareholder of that investment company. As a result, fund shareholders indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations.
S&P’s Depositary Receipts, S&P’s MidCap 400 Depositary Receipts, and other similar index securities are ETFs and are considered investments in other investment companies (“Index Securities”). Index Securities are subject to the risks of an investment in a broadly based portfolio of common stocks.
As a shareholder, a fund must rely on the other investment company to achieve its investment objective. If the other investment company or ETF fails to achieve its investment objective, the value of a fund’s investment will decline, adversely affecting a fund’s performance. In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares may potentially trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to a fund. Finally, because the value of ETF shares depends on the demand in the market, the portfolio manager may not be able to liquidate a fund’s holdings of ETF shares at the most optimal time, adversely affecting the fund’s performance.
A fund’s investment in securities of other investment companies, except for money market funds, is generally limited to: (i) 3% of the total voting stock of any one investment company, (ii) 5% of the fund’s total assets with respect to any one investment company and (iii) 10% of the fund’s total assets in all investment companies in the aggregate. However, a fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC.
The SEC recently adopted revisions to the rules permitting funds to invest in other investment companies to streamline and enhance the regulatory framework applicable to fund of funds arrangements. Rule 12d1-4, under the 1940 Act, permits various types of fund of fund arrangements without an exemptive order, under certain conditions, including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements, and limits on most three-tier fund structures. Additionally, as part of the streamlining of the fund of fund arrangements, the SEC rescinded certain exemptive orders and withdrew certain no-action letters.

Closed-End Funds. The funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).
Preferred Stock. A fund may invest in preferred stock which is subordinated to all debt obligations in the event of insolvency. An issuer’s failure to make a dividend payment is normally not considered a default entitling the preferred shareholder to take action. Preferred stock generally has no maturity date, meaning that its market value is dependent on the issuer’s future potential for growth over an unspecified period of time. Distributions on preferred stock are generally considered dividends and treated as such for federal income tax purposes.
Master Limited Partnerships. A Fund may invest in MLPs. An MLP is an entity taxed as a partnership under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPS are structured as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner’s board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.
Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.
Real Estate Investment Trusts (“REITs”). A fund may invest in REITs. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the federal tax laws, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Large-Capitalization Stocks. A fund may invest in large-cap company. The risk associated with large-cap stocks arises because they may be less responsive to competitive challenges and opportunities, and may be unable to attain high growth rates, relative to smaller companies.
Warrants and Rights. A fund may invest in warrants and rights. Rights are instruments that permit a fund to acquire, by subscription, the capital stock of a corporation at a set price, regardless of the market price for such stock. The market price of warrants is usually significantly less than the current market price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities. A fund may invest in debt securities which will fluctuate in value based upon changes in interest rates and the issuer’s credit quality. Also, the value of a fund’s investments in debt securities will change as prevailing interest rates change. Generally, the prices of fixed income securities move inversely to interest rates. For example, the value of a fund’s fixed income investments typically will fall when interest rates rise. A fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. Yields of debt securities will fluctuate over time. Depending upon the particular amount and type of fixed income securities holdings of a fund, these changes may impact the net asset value (“NAV”) of a fund’s shares. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. To the extent a fund holds an investment with a negative interest rate to maturity, a fund may generate a negative return on that investment. Interest rates may also rise significantly and/or rapidly, potentially resulting in substantial losses to a fund. There is a risk that policy changes by the
U.S. Government and/or Federal Reserve, such as interest rate increases, may result in substantial losses to a fund and expose fixed income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. A fund that invests in Derivatives (as defined below) tied to fixed income markets may be more substantially exposed to these risks than a fund that does not invest in Derivatives. To the extent a fund experiences high redemptions due to this risk, a fund may experience increased portfolio turnover, which will increase the costs that a fund incurs and may lower a fund’s performance. The liquidity levels of a fund’s portfolios may also be affected.
Callable Securities. A fund may invest in callable securities. Risk arises from the fact that the fund may invest in fixed-income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, the fund would lose the income that would have been earned to maturity on that security, and the proceeds received by the fund may be invested in securities paying lower coupon rates and may not benefit from any increase in value that might otherwise result from declining interest rates.
Corporate Debt Obligations. A fund may invest in corporate debt securities, including corporate bonds, debentures, notes and other similar corporate debt instruments. Please see the discussions of “Investment Grade” and “Lower Rated” securities below for additional information.
Investment Grade and Lower Rated Securities:
Investment Grade Securities. A fund may invest in debt securities rated investment grade. Securities rated in the lowest category of investment grade are considered to have speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher-grade bonds. A fund may retain a security that has been downgraded below investment grade if, in the opinion of its portfolio manager, it is in the fund’s best interest.
Lower Rated / High Yield Securities. A fund may invest in debt securities rated below investment grade. These securities are commonly referred to as “high yield securities” or “junk bonds” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher-grade securities. There are currently no limits on the amount that any fund may invest in investment grade or high-yield securities.
Risk Factors of Lower Rated / High Yield Securities:
Interest Rate and Economic Risk. As with all debt securities, the market values of high yield securities tend to decrease when interest rates rise and increase when interest rates fall. The prices of high yield securities will also fluctuate greatly during periods of economic uncertainty and changes resulting in changes in a fund’s NAV. During these periods, some highly leveraged high yield securities issuers may experience a higher incidence of default due to their inability to meet principal and interest payments, projected business goals or to obtain additional financing. In addition, a fund may need to replace or sell a junk bond that it owns at unfavorable prices or returns. Accordingly, those high yield securities held by a fund may affect its NAV and performance adversely during such times.
In a declining interest rate market, if an issuer of a high yield security containing a redemption or call provision exercises either provision, a fund would have to replace the security, which could result in a decreased return for shareholders. Conversely, if a fund experiences unexpected net redemptions in a rising interest rate market, it might be forced to sell certain securities, regardless of investment merit. While it is impossible to protect entirely against this risk, diversification of a fund’s investment portfolio and its portfolio manager’s careful analysis of prospective investment portfolio securities should help reduce the impact of a decrease in value of a particular security or group of securities in the fund’s investment portfolio.

Securities Ratings and Credit Ratings. Securities ratings are based largely on the issuer’s historical financial information and the rating agencies’ investment analysis at the time of rating. Credit ratings usually evaluate the safety of principal and interest payment of debt securities, such as high yield securities, but may not reflect the true risks of an investment in such securities. A reduction in an issuer’s credit rating may cause that issuer’s high yield securities to decrease in market value. Also, credit rating agencies may fail to change the credit ratings to reflect subsequent events. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate.
A fund’s portfolio managers continually monitor the investments in its respective investment portfolio and carefully evaluates whether to dispose of or retain high yield securities whose credit ratings have changed. A fund’s portfolio managers primarily rely on their own credit analysis, including a study of existing debt, capital structure, ability to service debt and pay interest, sensitivity to economic conditions and other factors in its determination. See Appendix B for a description of corporate debt ratings.
Liquidity Risk and Valuation. The market for high yield securities tends to be less active and primarily dominated by institutional investors compared to the market for high-quality debt securities. During periods of economic uncertainty or adverse economic changes, the market may be further restricted. In these conditions, a fund may have to dispose of its high yield securities at unfavorable prices or below fair market value. In addition, during such times, reliable objective information may be limited or unavailable and negative publicity may adversely affect the public’s perception of the junk bond market. The Trust’s Board of Trustees (“Board”) or a portfolio manager may have difficulty assessing the value of high yield securities during these times. Consequently, any of these factors could reduce the market value of high yield securities held by a fund.
Variable- or Floating-Rate Securities:
A fund may invest in securities which offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating- rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates or some other objective measure.
Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par value prior to maturity. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Variable-rate demand notes include master demand notes which are obligations that permit a fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days’ notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank’s prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the funds’ right to redeem is dependent on the ability of the borrower to pay principal and interest on demand.

The funds will not invest more than 15% of their respective net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days’ notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all of a fund’s investments at the time of purchase. When determining whether such an obligation meets a fund’s credit quality requirements, the fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.
In determining its weighted average portfolio maturity, a fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (i) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (ii) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (iii) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes since the securities usually trade at par following the readjustment in the interest rate.
Certain variable or floating securities have coupon rates that are based on ICE LIBOR (“LIBOR”), the Secured Overnight Financing Rate (“SOFR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”).
These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in determining a fund’s payment obligations under a derivative instrument, the cost of financing to a fund, or an investment’s value or return to a fund, and may be used in other ways that affect a fund’s performance. Most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. These events and any additional regulatory or market changes may have an adverse impact on a fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.
Regulators and market participants are working together to develop successor Reference Rates to LIBOR. SOFR has been selected by a committee established by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York to replace LIBOR as a Reference Rate in the United States. Other countries have undertaken similar initiatives to identify replacement Reference Rates for LIBOR in their respective markets. However, there are obstacles to converting certain existing investments and transactions to a new Reference Rate, as well as risks associated with using a new Reference Rate with respect to new investments and transactions. It is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through legislation, market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on a fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a fund. Financial industry groups have begun transitioning to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact a fund. Various complexities brought about by significant changes to operational processes and IT systems could take a long time to complete, and coordination with other market participants may become severely impacted, which may negatively impact a fund. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to June 30, 2023. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. Further, U.S. issuers are currently not obligated to include any particular fallback language in transaction documents for new issuances of LIBOR-linked securities. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted.
Institutional Term Loans:
A fund may invest in institutional term loans or other bank loans. These loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Loan participation interests usually take the form of assignments purchased in the primary or secondary market from loan investors. If a fund purchases these loan participation interests, a fund will typically have a contractual relationship only with the loan investor and not with the underlying borrower. As a result, a fund will receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation interest and only upon receipt by such loan investor of payments from the underlying borrower. A fund generally will have no right to enforce compliance by the underlying borrower with the terms of the loan agreement, nor any rights with respect to any amounts acquired by other loan investors through set-offs against the borrower. Therefore, a fund will not directly benefit from any collateral that supports the underlying loan. As a result, a fund may assume the credit risk of both the underlying borrower and the loan investor selling the loan participation interest. A fund may also be limited with respect to its right as the holder of a loan participation interest to vote on certain changes which may be made to the underlying loan agreement, such as waiving a breach of a covenant by the borrower. However, as the holder of a loan participation interest, a fund will, in almost all cases, have the right to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.
In the process of buying, selling and holding institutional term loans or bank loans (whether structured as participation interests or as floating rate debt securities), a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When a fund buys an institutional term or bank loan it may receive a facility fee and when it sells the loan it may pay a facility fee. On an ongoing basis, a fund may also receive a commitment fee based on the undrawn portion of the underlying line of credit portion of the loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of the loan by the borrower. A fund will be subject to the risk that collateral securing the loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. If a borrower becomes involved in bankruptcy proceedings, a court may invalidate a fund’s security interest in the loan collateral or subordinate the fund’s rights under the loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. In addition, if the loan investor from whom a fund purchased a loan participation interest is involved in a bankruptcy proceeding, the fund may be treated as a general creditor of such loan investor even if the underlying loan itself is secured. If a fund’s interest in loan collateral is invalidated or if the fund is subordinated to other debt of a borrower or a loan investor in bankruptcy or other proceedings, the fund would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the investment. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of institutional term or bank loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of these loans.

Municipal Obligations:
General Description. A fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
A municipal obligation’s value depends on the issuer’s continuing payment of interest and principal when due or, in the case of PABs, the revenues generated by the facility financed by the bonds. An increase in interest rates generally will reduce the value of a fund’s investments in municipal obligations, while a decline in interest rates generally will increase that value. The market for municipal securities may become illiquid. There may also be less information available on the financial condition of municipal security issuers than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and that it may be more difficult to value such securities.
Short-Term Money Market Instruments:
Bankers’ Acceptances. A fund may invest in bankers’ acceptances. A bankers’ acceptance is a negotiable instrument in the form of a bill of exchange or time draft drawn on and accepted by a commercial bank. The instrument’s marketability is affected primarily by the reputation of the accepting bank and market demand.
A fund may invest in bankers’ acceptances of domestic banks and savings and loans that have assets of at least $1 billion and capital, surplus and undivided profits of over $100 million as of the close of their most recent fiscal year. These funds may also invest in instruments that are insured by the Bank Insurance Fund or the Savings Institution Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”).
Certificates of Deposit (“CDs”). A fund may invest in CDs issued by domestic institutions with assets in excess of $1 billion. CDs carry a minimal amount of inflation risk due to their fixed interest rate and early withdrawal penalties.
Commercial Paper. A fund may invest in commercial paper that is rated Prime-1 or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”), or A-1 +, A-1 or A-2 by Standard and Poor’s (“S&P”), or F1+, F1 or F2 by Fitch Ratings Ltd. (“Fitch”). In difficult market environments, commercial paper may be subject to liquidity risk. Also, because it is an unsecured promissory note issued by a company, commercial paper is subject to issuer risk.
Bank Time Deposits. A fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.
Repurchase and Reverse Repurchase Agreements:
Repurchase Agreements. A fund may enter into repurchase agreements with member banks of the Federal Reserve System, securities dealers who are members of a national securities exchange or market makers in U.S. Government Securities. Although repurchase agreements carry certain risks not associated with direct investment in securities, delays and costs to a fund if the other party becomes bankrupt, a fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by its portfolio manager to present minimal credit risks.
Reverse Repurchase Agreements. A fund may borrow by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Reverse repurchase agreements involve the risk that the market value of securities retained in lieu of sale by a fund may decline below the price of the securities the fund has sold but is obliged to repurchase. If the buyer of securities under a reverse repurchase agreement becomes bankrupt or insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce a fund’s obligation to repurchase the securities. During that time, a fund’s use of the proceeds of the reverse repurchase agreement effectively may be restricted. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for the purpose of a fund’s limitation on borrowing.
The reverse repurchase agreements entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
Mortgage Dollar Rolls and Sale-Buybacks:
A fund may enter into mortgage dollar rolls, in which the fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase similar securities on a specified future date. While a fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sale price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. A fund also could be compensated through the receipt of fee income equivalent to a lower forward price. Mortgage dollar roll transactions may be considered a borrowing by a fund under certain circumstances.
A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security.
The mortgage dollar rolls and sale-buybacks entered into by a fund may be used as arbitrage transactions in which a fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related mortgage dollar roll or sale-buyback. Since a fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.
U.S. Government Securities:
U.S. Government Securities and Government-Sponsored Enterprises. A fund may invest in U.S. Government Securities and/or Government-Sponsored Enterprises. U.S. Government Securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government Securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby.

Zero Coupon and Pay-In-Kind Securities:
 Zero Coupon, Step Coupon and Pay-In-Kind Securities. A fund may invest in zero coupon securities and step coupon securities. The market value of those securities generally is more volatile than the value of securities that pay interest periodically and is likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit value. Although zero coupon securities generally are not traded on a national securities exchange, they are widely traded by brokers and dealers.
A fund also may invest in pay-in-kind securities, which allow the issuer the option to pay interest (1) in cash at a specified coupon payment date or (2) by issuing to the holder of the security a similar security with the same coupon rate and a face value equal to the amount of the cash coupon payment that would have been made.
The Internal Revenue Code of 1986, as amended (“Code”), requires the holder of a zero or step coupon security and certain other securities acquired at a discount, as well as pay-in-kind bonds, to accrue income with respect to these securities prior to the receipt of cash payments. See “Taxes.”
Pass-through Securities:
Mortgage-Backed Securities. A fund may invest in debt securities backed by pools of various types of mortgages. The fund may invest in pass-through securities issued by private, governmental and governmental-related agencies, as well as collateralized mortgage obligations (“CMOs”). Principal and interest payments made on the underlying mortgages or mortgage pools are “passed through” to investors. Mortgage-backed securities may be issued by the U.S. Government or U.S. Government-sponsored agencies, including, but not limited to, the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development, the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), a government sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. Mortgage-backed securities issued by private entities have similar structures, but are not guaranteed by a government agency.
In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC’s bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).
In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA’s and FHLMC’s portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by December 31, 2018. On December 21, 2017, a letter agreement between the Treasury and Fannie Mae and Freddie Mac changed the terms of the senior preferred stock certificates to permit the GSEs each to retain a $3 billion capital reserve, quarterly. Under the 2017 letter, each GSE paid a dividend to Treasury equal to the amount that its net worth exceeded $3 billion at the end of each quarter. On September 30, 2019, the Treasury and the FHFA, acting as conservator to Fannie Mae and Freddie Mac, announced amendments to the respective senior preferred stock certificates that will permit the GSEs to retain earnings beyond the $3 billion capital reserves previously allowed through the 2017 letter agreements. Fannie Mae and Freddie Mac are now permitted to maintain capital reserves of $25 billion and $20 billion, respectively. In late 2020, the FHFA issued a new capital rule requiring Fannie Mae and Freddie Mac to hold $283 billion in unadjusted total capital as of June 30, 2020, based on their assets at the time. In January 2021, the FHFA and the U.S. Treasury agreed to amend the preferred stock purchase agreements for the shares in Fannie Mae and Freddie Mac that the federal government continues to hold. The amendments permit

Fannie Mae and Freddie Mac to retain all earnings until they have reached the requirements set by the 2020 capital rule.
The problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. There have been discussions among policymakers, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.
Under the direction of the FHFA, FNMA and FHLMC jointly developed a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their prior offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market by aligning the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Asset-Backed Securities. A fund may invest in securities that are backed by other assets, such as automobile loans, consumer loans, credit cards, and equipment leases. Asset-backed securities are subject to the risk of premature pre-payment of principal which can change their effective maturities. These securities are also sensitive to changes in interest rates, the financial situation of the issuer, and the credit quality of the underlying collateral.
Foreign Securities Exposure:
Depositary Receipts. A fund may invest in sponsored or unsponsored European Depositary Receipts (“EDRs”), Fiduciary Depositary Receipts (“FDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities representing interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”).
Issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of these unsponsored Depositary Receipts. For purposes of certain investment limitations, EDRs, GDRs and IDRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
American Depositary Receipts (“ADRs”). A fund may invest in both sponsored and unsponsored ADRs. Holders of unsponsored depository receipts generally bear all the costs of such facilities, and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed below.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”). Investment in Eurobonds and Yankee bonds entails certain risks similar to investment in foreign securities in general. These risks are discussed below.
Eurodollar Certificates. A fund may invest in CDs issued by foreign branches of domestic and foreign banks. Such obligations may be subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of foreign banks are not necessarily subject to the same or similar regulatory requirements, loan limitations, and accounting, auditing and recordkeeping requirements as are domestic banks or domestic branches of foreign banks. In addition, less information may be publicly available about a foreign branch of a domestic bank or a foreign bank than a domestic bank.
Foreign Securities. A fund may invest in foreign equity securities. In most cases, the best available market for foreign securities will be on the exchanges or in over-the-counter (“OTC”) markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, generally are not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Their markets and economies may react differently to specific or global events than the U.S. market and economy. In addition, foreign brokerage commissions generally are higher than commissions on securities traded in the U.S. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on or delays in the removal of funds or other assets of a fund, custodial issues, political or financial instability or diplomatic and other developments that could affect such investments. Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change, which may lead to default or expropriation, and inadequate government oversight and accounting.
No fund will invest in foreign securities when there are currency or trading restrictions in force or when, in the judgment of its portfolio manager, such restrictions are likely to be imposed. However, certain currencies may become blocked (i.e., not freely available for transfer from a foreign country), resulting in the possible inability of the fund to convert proceeds realized upon sale of portfolio securities of the affected foreign companies into U.S. currency.
When a fund receives dividend and interest income (if any) from issuers in certain countries, such distributions may be subject to partial withholding by local tax authorities in order to satisfy potential local tax obligations. A fund may file claims to recover such withholding tax in jurisdictions where withholding tax reclaim is possible, which may be the case as a result of bilateral treaties between the United States and local governments. Whether or when a fund will receive a withholding tax refund in the future is within the control of the tax authorities in such countries, and a fund may incur costs and experience delays in receiving any such withholding tax refunds. Where a fund expects to recover withholding tax based on a continuous assessment of probability of recovery, the NAV of a fund generally includes accruals for such tax refunds. The funds continue to evaluate tax developments for potential impact to the probability of recovery. If the likelihood of receiving refunds materially decreases, for example due to a change in tax regulation or approach, accruals in a fund’s NAV for such refunds may need to be written down partially or in full, which will adversely affect that fund’s NAV. Investors in a fund at the time an accrual is written down will bear the impact of any resulting reduction in NAV regardless of whether they were investors during the accrual period. Conversely, if a fund receives a tax refund that has not been previously accrued, investors in the fund at the time the claim is successful will benefit from any resulting increase in the fund’s NAV. Investors who sold their shares prior to such time will not benefit from such NAV increase.
Because investments in foreign companies usually involve currencies of foreign countries and because the funds may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of any of the assets of the funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a fund may incur costs in connection with conversions between various currencies. A fund will conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. Additionally, to protect against uncertainty in the level of future exchange rates, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward currency contract” or “forward contract”). When deemed appropriate by the portfolio managers, a fund may from time to time seek to reduce foreign currency risk by hedging some or all of the fund’s foreign currency exposure back into the U.S. dollar. The risks for forward contracts and hedging are discussed below.

 Emerging Markets. A fund may invest in emerging markets. Special considerations (in addition to the considerations regarding foreign investments generally) may include greater political uncertainties, an economy’s dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruptions in securities settlement procedures. Compared to the U.S. and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions on repatriation of assets, and may have less protection of property rights than more developed countries and securities markets that are less liquid and trade a smaller number of securities. Prices on these exchanges tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Political, legal and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and they may lack the social, political, legal and economic stability characteristics of more developed countries. Their economies may be highly vulnerable to changes in local or global trade conditions and may suffer from extreme and volatile debt burdens or inflation rates.
In addition, many emerging market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, reliable access to capital, debt burden, capital reinvestment, resource self-sufficiency and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.
The issuer or governmental authority that controls the repayment of an emerging market country’s debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor.
Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the fund. A fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the funds will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a fund. Legal compensation schemes may be non-existent, limited or inadequate to meet a fund’s claims in any of these events.
Securities trading in developing markets presents additional credit and financial risks. A fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.
The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.
Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or non-existent. Investments in developing market countries may involve risks of nationalization, expropriation and confiscatory taxation. In the event of expropriation, a fund could lose all or a substantial portion of any investments it has made in the affected countries. Many emerging market countries have little experience with the corporate form of business organization and may not have well-developed corporation and business laws or concepts of fiduciary duty in the business context. The organizational structures of certain issuers in emerging markets may not be familiar, and may limit investor rights and recourse.
Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. A fund may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries, either individually or in combination with other shareholders. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities. Additionally, in certain emerging market countries, fraud, corruption and attempts at market manipulation may be more prevalent than in developed market countries. Shareholder claims that are common in the U.S. and are generally viewed as determining misconduct, including class action securities law and fraud claims, generally are difficult or impossible to pursue as a matter of law or practicality in many emerging markets.
There may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which companies in major securities markets are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Further, certain countries in which the funds may invest may not provide the same degree of investor protection or information to investors as would generally apply. In addition, it is possible that purported securities in which a fund invested may subsequently be found to be fraudulent and as a consequence the fund could suffer losses. Regulatory authorities in some emerging markets currently do not provide the Public Company Accounting Oversight Board with the ability to inspect public accounting firms as required by U.S. law, including sufficient access to inspect audit work papers and practices, or otherwise do not cooperate with U.S. regulators, which potentially could expose investors to significant risks.
Due to political, military or regional conflicts or due to terrorism or war, it is possible that the U.S., other nations or other governmental entities (including supranational entities) could impose sanctions on certain companies located in emerging or developing markets that limit or restrict foreign investment, the movement of assets or other economic activity in a country that is involved in such conflicts. Such sanctions or other intergovernmental actions could result in the devaluation of a country’s currency, a downgrade in the credit ratings of issuers in such country, or a decline in the value and liquidity of securities of issuers in that country. In addition, an imposition of sanctions upon certain issuers in a country could result in an immediate freeze of that issuer’s securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Counter measures could be taken by the country’s government, which could involve the seizure of a fund’s assets. In addition, such actions could adversely affect a country’s economy, possibly forcing the economy into a recession.

Currencies of developing market countries are subject to significantly greater risks than currencies of developed countries.
Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to a fund’s shareholders.
The laws in certain countries with emerging capital markets may be based upon or highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a fund.
Developing capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a fund.
European Securities. A fund’s performance may be affected by political, social and economic conditions in Europe, such as growth of the economic output (the gross national product), the rate of inflation, the rate at which capital is reinvested into European economies, the success of governmental actions to reduce budget deficits and the resource self-sufficiency of European countries and conflict between European countries. Most developed countries in Western Europe are members of the European Union (“EU”), and many are also members of the European Economic and Monetary Union (“EMU” or “Eurozone”). The EMU is comprised of EU members that have adopted the euro currency. Member states relinquish control of their own monetary policies. The EMU requires Eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners, including those countries that are not members of the EMU. Changes in imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member states on its sovereign debt, and/or an economic recession in one or more EU member states and their trading partners.
The European financial markets have experienced and may continue to experience volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and the possible default on government debt, national unemployment in several European countries, including, but not limited to, Austria, Belgium, Cyprus, France, Greece, Ireland, Italy, Portugal, Spain and Ukraine, and, most recently, the COVID-19 pandemic and the Russian invasion of Ukraine. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. Responses to financial problems by European governments, central banks, and others, including austerity measures and other reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or may have unintended consequences. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Many EU nations are susceptible to economic risks associated with high levels of debt. Nongovernmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts, and other issuers have faced difficulties obtaining credit or refinancing existing obligations. A default or debt restructuring by any European country could adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in other countries. Such a default or debt restructuring could affect exposures to other EU countries and their companies as well. Further defaults on, or restructurings of, the debt of governments or other entities could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. Furthermore, certain EU countries have had to accept assistance from supranational agencies such as the International Monetary Fund, the European Stability Mechanism or others. The European Central Bank has also intervened to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that any creditors or supranational agencies will continue to intervene or provide further assistance, and markets may react adversely to any expected reduction in the financial support provided by these creditors.
Certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from a fund’s performance to the extent a fund is exposed to such interest rates.
Secessionist movements, such as the Catalan separatist movement in Spain, the independence movement in Scotland, and the Flemish movement in Belgium, as well as government or other responses to such movements, may create instability and uncertainty in the region. In addition, the national politics of European countries have been unpredictable and subject to influence by disruptive political groups and ideologies. European governments may be subject to change and such countries may experience social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these or other events is not clear but could be significant and far-reaching and materially impact the value and liquidity of a fund’s investments.
Russia’s war with Ukraine has negatively impacted European economic activity. The effects on the economies of European countries of the Russia/Ukraine war and Russia’s response to sanctions imposed by the U.S. and other countries are impossible to predict, but have been and could continue to be significant. For example, exports in Eastern Europe have been disrupted for certain key commodities, pushing commodity prices to record highs, and energy prices in Europe have increased significantly.
Derivatives – Futures, Forwards, Options and Hedging Transactions:
General Description. A fund may use certain financial instruments, which may include futures contracts (sometimes referred to as “futures”), options, options on futures, swaps and non-deliverable forward currency contracts (“Derivatives”).
In addition, the funds expect to discover new opportunities in connection with such instruments and, as these new opportunities may become available and regulatory authorities broaden the range of permitted transactions, a fund’s portfolio manager may utilize these opportunities to the extent it is consistent with a fund’s investment objective(s) and permitted by the fund’s investment limitations and applicable regulatory authorities. (For purposes of this discussion, such new opportunities are included in the defined term Derivatives.) Although a fund may be permitted to use a variety of Derivatives, a fund presently intends to purchase, sell and use for hedging or investment purposes those Derivatives as specified and discussed in the sections that follow.
Regulation:
The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) resulted in historic and comprehensive statutory reform of the regulation of Derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled (or “cleared”). In particular, the Dodd-Frank Act mandates the elimination of references to credit ratings in numerous securities laws, including the 1940 Act. Certain swap Derivatives have been and other Derivatives may be mandated for central clearing under the Dodd-Frank Act, which likely will require technological and other changes to the operations of registered investment companies and the market in which they will trade. Central clearing also entails the use of assets of a registered investment company to satisfy margin calls and this may have an effect on the performance of such a fund. Although the Commodity Futures Trading Commission (“CFTC”) released final rules relating to clearing, reporting, recordkeeping and registration requirements under the legislation, many of the provisions of the Dodd-Frank Act are subject to further final rulemaking or phase-in periods, and thus their ultimate impact remains unclear. The banking regulators and the CFTC have issued regulations requiring the posting of initial and variation margin for uncleared swaps. The variation margin requirements are now effective and the initial margin requirements are being phased-in through 2022 based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. Due to these regulations, a fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements.
The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (i.e., the Securities and Exchange Commission (“SEC”), the CFTC, and the banking regulators) have been active in proposing and adopting regulations and guidance on the use of Derivatives by registered investment companies. As discussed below, the CFTC adopted a revision to one of its rules that, as revised, either restricts the use of Derivatives by a registered investment company or requires the fund’s adviser to register as a commodity pool operator (“CPO”).
Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), including the funds, had been excluded from regulation CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a registered investment company’s commodity interests – other than those used for bona fide hedging purposes (as defined by the CFTC) – must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) does not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests. A fund’s ability to use these instruments may also be limited by tax considerations. Carillon Tower is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. On behalf of each fund, an exemption from registration or regulation as a commodity pool operator under the Commodity Exchange Act has been claimed with the CFTC under CFTC Regulation 4.5, and Carillon Tower is exempt from registration as a commodity trading adviser under CFTC Regulation 4.14(a)(8) with respect to each fund.
The regulation of cleared and uncleared swap agreements, as well as other Derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.
It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivative instruments, such as speculative position limits on certain types of Derivatives, or limits or restrictions on the counterparties with which the funds engage in derivative transactions, may limit or prevent a fund from using or limit a fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect a fund’s ability to achieve its investment objective(s). Carillon Tower will continue to monitor developments in the area, particularly to the extent regulatory changes affect the funds’ ability to enter into desired swap agreements. New requirements, even if not directly applicable to the funds, may increase the cost of a fund’s investments and cost of doing business.
Effective August 19, 2022 (the “Compliance Date”), Rule 18f-4 under the 1940 Act (the “Derivatives Rule” or “Rule 18f-4”) replaced the asset segregation regime of Investment Company Act Release No. 10666 (“Release 10666”) with a new framework for the use of Derivatives by registered funds. As of the Compliance Date, the SEC rescinded Release 10666 and withdrew no-action letters and similar guidance addressing a fund’s use of Derivatives and began requiring a fund to satisfy the requirements of the Derivatives Rule. Rule 18f-4 permits a fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of senior securities under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any futures contract, forward contract, option (excluding purchased options), swap, security-based swap, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) any reverse repurchase agreements or similar financing transactions, if a fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when- issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls) and non-standard settlement cycle securities, unless such transactions meet the Delayed-Settlement Securities Provision (as defined below).
For a fund using a significant amount of Derivatives, the Derivatives Rule mandates a fund adopt and/or implement: (i) value at risk limitations in lieu of asset segregation requirements; (ii) a written derivatives risk management program; (iii) new Board oversight responsibilities; and (iv) new reporting and recordkeeping requirements. The Derivatives Rule provides an exception to most of its requirements for a fund with Derivatives exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions (a “Limited Derivatives User”). A Limited Derivatives User is still required to implement written compliance policies and procedures reasonably designed to manage its Derivatives risks.
The Derivatives Rule also provides special treatment for reverse repurchase agreements, similar financing transactions and unfunded commitment agreements. Under the Derivatives Rule, when a fund trades reverse repurchase agreements or similar financing transactions, it must either (i) aggregate the amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions. Furthermore, under the Derivatives Rule, a fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. In addition, under the Derivatives Rule, a fund may invest in a security on a when-issued or forward-settling basis, or with a nonstandard settlement cycle, and the transaction will be deemed not to involve a senior security, provided that: (i) the fund intends to physically settle the transaction; and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the fund treats any such transaction as a Derivatives Transaction for purposes of compliance with the Derivatives Rule.
The requirements of the Derivatives Rule are intended to reduce Derivatives risk, but they may not work as intended. Analyses, judgments and decisions made in connection with administering the derivatives risk management program may be incorrect or otherwise may not produce the desired results. In addition, changes in market conditions, which may occur rapidly and unpredictably, may adversely affect the administration of the program. Complying with the Derivatives Rule may increase the cost of a fund’s investments and cost of doing business, which could adversely affect investors, and the full impact of the Derivatives Rule on a fund remains uncertain.
Special Risks of Hedging Strategies. The use of Derivatives involves special considerations and risks, as described below. Risks pertaining to particular Derivatives are described in the sections that follow.
(1) Successful use of most Derivatives depends upon a portfolio manager’s ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While the funds’ portfolio managers are experienced in the use of Derivatives, there can be no assurance that any particular hedging strategy adopted will succeed.
(2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative and price movements of the investments being hedged. For example, if the value of a Derivative used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivatives are traded. The effectiveness of hedges and using Derivatives on indices will depend on the degree of correlation between price movements in the Derivative and price movements in the securities being hedged.
To compensate for imperfect correlation, a fund may purchase or sell Derivatives in a greater dollar amount than the hedged investment if the volatility of the hedged investment is historically greater than the volatility of the Derivatives. Conversely, a fund may purchase or sell fewer contracts if the volatility of the price of the hedged investment is historically less than that of the Derivatives.
(3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a fund entered into a short hedge because its portfolio manager projected a decline in the price of a security in the fund’s investment portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative. Moreover, if the price of the Derivative declined by more than the increase in the price of the security, the fund could suffer a loss. In either such case, the fund would have been in a better position had it not hedged at all. Some Derivatives have the potential for unlimited loss, regardless of the size of a fund’s initial investment.
(4) A fund’s ability to close out a position in a Derivative prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (“counterparty”) to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the fund. Further, not all Derivative transactions require a counterparty to post collateral, which may expose a fund to greater losses in the event of a default by a counterparty.
Options:
A fund may use for hedging, substitution or investment purposes, certain options, including options on securities, equity and debt indices, currencies and futures. Certain risks and special characteristics of these strategies are discussed below.
Risks of Options Trading. The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the fund would expect to suffer a loss.
Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the fund will be obligated to sell the security or currency at less than its market value. If the call option is a covered option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the fund will be obligated to purchase the security or currency at more than its market value. If the put option is a covered option, the securities or other assets used as cover would be considered illiquid to the extent described under “Illiquid and Restricted Securities.”
A fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the fund wished to terminate its obligation to purchase or sell the investment under a put or call option it has written, a fund may purchase a put or call option of the same series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, a fund may write a call or put option of the same series; this is known as a closing sale transaction. Closing transactions essentially permit the fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index, currency or futures contract and the market value of the option.
In considering the use of options, particular note should be taken of the following:
(1) Options on securities and options on securities indices are treated as securities for purposes of CFTC regulation (as discussed above under “CFTC Regulation”). Accordingly, a fund’s positions in such options would not be counted against the de minimis limits in CFTC Regulation 4.5. However, a fund’s positions in options on futures contracts, if applicable, would be counted against such de minimis limits, unless used only for bona fide hedging.
(2) The value of an option position will reflect, among other things, the current market price of the underlying security, index, currency or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options depends upon a fund’s portfolio manager’s ability to forecast the direction of price fluctuations in the underlying instrument.
(3) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by a fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.
(4) A position in an exchange-traded option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-traded options relate to futures contracts, stocks and currencies. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid secondary market. Although a fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the fund would have to exercise those options that it has purchased in order to realize any profit.
Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of over-the-counter (“OTC”) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a fund greater flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded. Since closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists, there can be no assurance that a fund will, in fact, be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a fund might be unable to close out an OTC option position at any time prior to its expiration.
With respect to options written by a fund, the inability to enter into a closing transaction may result in material losses. For example, if a fund maintains a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.
(5) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, a fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.
(6) The risks of investment in options on indices may be greater than options on securities or currencies. Because index options are settled in cash, when a fund writes a call on an index it cannot provide, in advance, for its potential settlement obligations by acquiring and holding the underlying securities. A fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the fund cannot, as a practical matter, acquire and hold an investment portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.
Even if a fund could assemble an investment portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the “timing risk” inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, a fund as the call writer will not learn that it has been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because there the writer’s obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time a fund learns it has been assigned, the index may have declined, with a corresponding decline in the value of its investment portfolio. This “timing risk” is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.
If a fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index subsequently may change. If such a change causes the exercised option to fall out-of-the-money, the fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.
A fund may write covered or uncovered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a fund will write call options on securities generally when its portfolio manager believes the premium received by the fund plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy also may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option, less any transaction costs. Thus, if the market price of the underlying security held by a fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the fund will be obligated to sell the security at less than its market value. A fund would lose the ability to participate in the value of such securities above the exercise price of the call option. A fund also gives up the ability to sell the portfolio securities used to cover the call option, if applicable, while the call option is outstanding.
Options on Futures. A fund may purchase and write call and put options on futures contracts that are traded on a U.S. exchange or board of trade. A fund may purchase put options on futures contracts in lieu of, and for the same purpose as, the sale of a futures contract. A fund also may purchase such put options in order to hedge a long position in the underlying futures contract. A fund may purchase call options on futures contracts in lieu of, and for the same purpose as, the actual purchase of the futures contracts.
A fund may write a call option on a futures contract in order to hedge against a decline in the prices of the index or debt securities underlying the futures contracts. If the price of the futures contract at expiration is below the exercise price, the fund would retain the option premium, which would offset, in part, any decline in the value of its portfolio securities. The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if market price declines, a fund would pay more than the market price for the underlying securities or index units. The net cost to that fund would be reduced, however, by the premium received on the sale of the put, less any transaction costs.
While a fund’s use of options on futures contracts for hedging may protect the fund against adverse movements in the general level of interest rates or securities prices, such transactions could also preclude the opportunity to benefit from favorable movement in the level of interest rates or securities prices. There can be no guarantee that a fund’s forecasts about market value, interest rates and other applicable factors will be correct or that there will be a correlation between price movements in the hedging vehicle and in the securities being hedged.
Futures:
A fund may enter into futures contracts. All futures contracts are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s futures positions will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Risks of Futures Trading. Although futures contracts by their terms call for actual delivery or acceptance of currencies or financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or currency and the same delivery date. If the price of the initial purchase (sale) of the futures contract exceeds the price of the offsetting sale (purchase), the seller earns the difference and realizes a gain. Conversely, if the price of the offsetting purchase (sale) exceeds the price of the initial sale (purchase), the seller realizes a loss.
A fund is required to maintain margin deposits in connection with its transactions in futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances are adjusted daily to reflect unrealized gains and losses on open contracts. If a fund has market exposure on an open futures contract, the broker will require the fund to deposit variation margin. Conversely, if a fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the fund.
Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting persons trading such futures contracts to substantial losses.
Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate, currency exchange rate or security price trends by a portfolio manager may still not result in a successful transaction.
In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures contracts and futures options on securities, including technical influences in futures contract trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of such futures contracts will not vary in direct proportion to the value of such fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
There can be no assurance that a liquid market will exist at a time when a fund seeks to close out a futures contract or a futures option position, and the fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
There is a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the futures commission merchant (“FCM”) with which the fund has an open position in a futures contract. The assets of the fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, the fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.
Because the margin deposits required for futures contracts are generally low with respect to the potential obligation to which a fund is exposed, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or, alternatively, gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, a fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.
Stock and Bond Index Futures. A fund may invest in stock and bond index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead. If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
A broad-based securities index will generally have at least ten component issues, while a narrow-based index will generally have nine or fewer. Futures contracts on a broad-based security index are subject to exclusive regulatory jurisdiction of the CFTC, while futures contracts on a narrow-based security index are a class of “security futures” subject to joint SEC-CFTC jurisdiction.
 Foreign Currency Hedging Strategies. A fund may use options and futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific foreign currency at a specified future date in exchange for another currency which may be U.S. dollars, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). A fund may also purchase and sell foreign currency on a spot basis. A fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging. Options traded on a board of trade and futures on foreign currencies are deemed to be commodity interest for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Thus, a fund’s trading in such interests will be counted against the de minimis limits in CFTC Regulation 4.5, unless used for bona fide hedging.
Currency hedges can protect against price movements in a security that a fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Furthermore, currency hedges do not protect against price movements in the securities that are attributable to other causes.
For example, a fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. A fund also might use currency-related derivative instruments when the sub-adviser believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by a fund. Furthermore, currency-related derivative instruments may be used for short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.
In addition, a fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the fund against the expected decline in the foreign currency exposure sold. For example, if a fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.” The effective use of currency-related derivative instruments by a fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.
A fund might seek to hedge against changes in the value of a particular currency when no Derivatives on that currency are available or such Derivatives are more expensive than certain other Derivatives. In such cases, a fund may hedge against price movements in that currency by entering into transactions using Derivatives on another currency or basket of currencies, the values of which its portfolio manager believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.
The value of Derivatives on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.
The use of currency-related derivative instruments by a fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.
Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.
When a fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, a fund will be subject to the risk that a loss may be sustained by the fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, a fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund. A fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.
Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, a fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.
A fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the funds reserve the right to use currency-related derivative instruments for different purposes and under different circumstances. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in a fund’s securities that are attributable to other (i.e., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.
Forward Currency Contracts. A fund may enter into forward currency exchange contracts and non-deliverable forwards as discussed below. A forward currency exchange contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Non-deliverable forwards (“NDFs”) are cash-settled, short-term forward contracts on foreign currencies that are non-convertible and that may be thinly traded or illiquid. NDFs involve an obligation to pay an amount equal to the difference between the prevailing market exchange rate for the relevant currency and the agreed upon exchange rate, with respect to an agreed notional amount.
A fund may enter into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a fund may enter into forward contracts to hedge against risks arising from securities the fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.
 Forward Currency Exchange Contracts. Forward currency exchange contracts are physically settled through an exchange of currencies. Accordingly, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. In addition, because they are physically settled, they are not treated as commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”). Therefore, a fund’s positions in them is not subject to the de minimis limits in CFTC Regulation 4.5.
The cost to a fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a fund’s rights as a creditor.
Non-Deliverable Forwards. (“NDFs”) are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
A fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a fund, and the cost of such strategies may reduce a fund’s respective returns.
NDFs are subject to many of the risks associated with Derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, funds claiming an exclusion under Regulation 4.5 will limit their investment in NDFs as discussed above under “CFTC Regulation.”
Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange- traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.
Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments, and status under CFTC Regulation 4.5 (as discussed above under “CFTC Regulation”). The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, less liquid than swaps.
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. A fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the fund anticipates purchasing at a later date. Interest rate swaps involve the OTC exchange with another party of respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A fund may also invest in inflation rate swaps, where an inflation rate index is used in place of an interest rate index.
A fund will usually enter into swaps on a net basis. These swaps, caps, floors and collars, which are used for bona fide hedging purposes are not subject to the funds’ borrowing restrictions. In addition, a fund will not enter into any OTC swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P, Moody’s or Fitch or has an equivalent rating from any other Nationally Recognized Statistical Rating Organization or is determined to be of equivalent credit quality by the portfolio manager. If there is a default by the counterparty, the fund may have contractual remedies pursuant to the agreements related to the transaction.
A fund may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.
A fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, i.e. that the seller may fail to satisfy its payment obligations to the fund in the event of a default.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Credit default swaps sold by a fund may involve greater risks than if a fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and, with respect to OTC credit default swaps, counterparty credit risk and credit risk of the issuer. In addition, the value of the reference obligation received by a fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the fund. A fund bears the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the fund.
Other forms of swap agreements that a fund may invest in include a “quanto” or “differential” swap, which combines both an interest rate and a currency transaction; interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.
A fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the OTC exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed- upon fee. If the commodity swap is for one period, the fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, the funds may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate, such as LIBOR or another Reference Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the funds may be required to pay a higher fee at each swap reset date.
In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. A fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the OTC derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.
In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or non-defaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.
During the term of an uncleared swap agreement, a fund is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty may be required to pledge cash or other assets as collateral for its obligations to the fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the fund, the amount pledged by the counterparty and available to the fund may not be sufficient to cover all the amounts due to the fund and the fund may sustain a loss.

The variation margin and initial margin requirements are now effective and apply based on average daily aggregate notional amount of covered swaps between swap dealers and swap entities. The funds provide initial margin in connection with uncleared swaps as required by the regulations. Due to these regulations, a fund could be required to engage in greater documentation and recordkeeping with respect to swap agreements. Certain standardized swap agreements are subject to mandatory central clearing and exchange-trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory clearing and exchange-trading of swaps will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.
In a cleared swap, a fund’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Transactions executed on a swap execution facility may increase market transparency and liquidity but may require a fund to incur increased expenses to access the same types of swaps that it has used in the past.
When a fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but a FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a fund or may be received by the fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a fund has a loss of less than the margin amount, the excess margin is returned to the fund. If the fund has a gain, the full margin amount and the amount of the gain is paid to the fund.
Certain restrictions imposed on a fund by the Code may limit the fund’s ability to use swap agreements. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because bilateral swap agreements are structured as two-party contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a fund’s limitation on investments in illiquid securities. However, Carillon Tower may determine swaps to be liquid under certain circumstances. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A fund bears the risk that the sub-adviser will not accurately forecast future market trends or the values of assets, reference rates, indexes or other economic factors in establishing swap positions for the fund. If the sub-adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swap agreements, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of trader identities as intended.
Uncleared swaps are typically executed bilaterally with a swap dealer rather than on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. A fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. Carillon Tower will only approve a swap agreement counterparty for a fund if Carillon Tower deems the counterparty to be creditworthy. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.
As noted above, certain types of swap agreements are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by the funds. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the fund has an open position, or the central counterparty in a swap contract. The assets of a fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of a FCM’s customers. If the FCM does not provide accurate reporting, a fund is also subject to the risk that the FCM could use the fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.
With cleared swaps, a fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, a FCM may unilaterally amend the terms of its agreement with a fund, which may include the imposition of position limits or additional margin requirements with respect to the fund’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the fund to support its obligations under a similar uncleared swap. However, as noted above, regulators have adopted rules imposing margin requirements on uncleared swaps, which are likely to impose higher margin requirements on uncleared swaps.
Finally, a fund is subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the fund may be required to break the trade and make an early termination payment to the executing broker.
Options on Swap Agreements:
A fund may enter into options on swap agreements (“swaptions”). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a fund than if a fund had invested directly in an instrument that yielded that desired return. A fund may write (sell) and purchase put and call swap options. Depending on the terms of a particular option agreement, a fund will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon the exercise of the option, a fund will become obligated according to the terms of the underlying agreement. Swaptions are deemed to be commodity interests for purposes of CFTC Regulation 4.5 (discussed above under “CFTC Regulation”) if the underlying instrument is a swap, which itself would be deemed a commodity interest; therefore, in these circumstances, a fund’s swaptions transactions count against the de minimis limits in CFTC Regulation 4.5, unless done for bona fide hedging purposes. However, if the underlying instrument is a security-based swap, which itself would be deemed a security, then the option thereon would be an option on a security that would not count against the de minimis limits in CFTC Regulation 4.5.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of a fund’s other assets. When such purchases are made through dealers, a fund relies on the dealer to consummate the sale. The dealer’s failure to do so may result in the loss to the fund of an advantageous yield or price. Although a fund generally will enter into forward commitments with the intention of acquiring securities for its investment portfolios, a fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.
Natural Resources and Precious Metals. A fund’s investments in the common stock of companies in natural resources and precious metals businesses and ETFs that invest in these companies or directly in precious metals are subject to the risks associated with natural resources and precious metals investments in addition to the general risk of the stock market. This means a fund is more vulnerable to price movements of natural resources and precious metals and factors that particularly affect the metals and mining, agriculture, energy, refining and chemicals, energy transition and other industries.  Investments in natural resources and precious metals-related securities can be affected by numerous factors, including changes in supply of, or demand for, various natural resources or precious metals, changes in energy prices, international political and economic developments, economic conditions in large importation countries, import controls, civil conflict, actions to address climate change or other environmental factors, energy conservation, the success of exploration projects, fluctuation and changes in commodity or other raw material prices, production spending, changes in exchange rates, interest rates or inflation rates and/or investor expectations concerning such rates, increased competition, technological developments, labor relations, and tax and other government regulation and intervention.
Companies in natural resources and precious metals-related industries often have limited pricing power over supplies or the products they sell, which can affect such companies’ profitability, and they are often capital-intensive and use significant leverage. The securities of companies in natural resources and precious metals-related industries may experience more price volatility than securities of companies in other industries, particularly those companies that have a high percentage of debt relative to equity in their capital structures. In addition, companies in natural resources and precious metals-related industries may be subject to the risks generally associated with extraction of natural resource and precious metals, such as the risks of mining and oil drilling, and the risks of the hazards associated with natural resources, such as natural or man-made disasters, fire, explosion, drought, liability for environmental damage claims, and increased regulatory and environmental costs, including mandated expenditures for safety and pollution control. Prices of precious metals and precious metal related securities have historically been volatile due to various economic, financial, social and political factors and may adversely affect the financial condition of companies involved with precious metals. Actions to address climate change could result in new laws and regulations to control or restrict emissions of greenhouse gases, including taxes or other charges, which could adversely affect the performance of companies in natural resources and precious metals-related industries. A number of political leaders have pledged to restrict greenhouse gas emissions, ban hydraulic fracturing of oil and natural gas wells and ban new leases for production of oil and natural gas on federal lands. Any such bans could result in material economic harm to those companies, and in turn, a fund.
Illiquid and Restricted Securities:
A fund will not purchase or otherwise acquire any illiquid security, agreements maturing in more than seven days, if, as a result, more than 15% of its net assets (taken at current value) would be invested in investments that the fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. OTC options and their underlying collateral are currently considered to be illiquid investments.
Not all restricted securities are deemed illiquid for the purposes noted in this section. There is a large institutional market for certain securities that are not registered under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A under the 1933 Act, establishes a “safe harbor” from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A eligible securities held by a fund, however, could adversely affect the marketability of such portfolio securities and a fund may be unable to dispose of such securities promptly or at reasonable prices. Under those circumstances, such Rule 144A securities are deemed to be illiquid for purposes of compliance limitations on holdings of illiquid securities.
Other Investment Practices:
 When-Issued and Delayed Delivery Transactions. A fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a fund anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later.
On the delivery date, the fund will meet its obligations from securities that are then maturing. When-issued and forward commitment securities may be sold prior to the settlement date. However, if the fund chooses to dispose of the right to acquire a security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it can incur a gain or loss. In addition, there is always the risk that the securities may not be delivered and that the fund may incur a loss.

If the fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right to deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances prior to the settlement date, the third-party seller of when-issued or forward commitment securities may determine that it will be unable to meet its existing transaction commitments without borrowing securities. In the event that it is advantageous from a yield perspective, the fund may agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the fund to “roll over” its purchase commitment, the fund may receive a negotiated fee.
Foreign Investment Companies. A fund may invest in foreign investment companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. As discussed above under “Other Investment Companies, including ETFs,” the SEC recently adopted Rule 12d1-4, which will permit registered investment companies to acquire the securities of other registered investment companies in excess of the limits imposed in the 1940 Act, subject to compliance with the rule’s conditions.
Selling Securities Short. A fund may sell securities short if they own or have the right to obtain like securities of an amount equivalent to those sold short without incurring any additional costs. Transactions in swaps, options, future and forward contracts not involving short sales are not considered to be selling securities short.
When Carillon Tower or the sub-adviser believes that the price of a particular security held by a fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a fund owns for delivery at a specified date in the future. A fund will limit its transactions in short sales against the box to 5% of their respective net assets.
A fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, the fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time that the fund replaces the borrowed security, the fund will incur a loss; conversely, if the price declines, the fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
A short sale is “against the box” to the extent that the fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The fund will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the fund engages in short selling in foreign (non-U.S.) jurisdictions, the fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Purposes. For temporary defensive purposes during anticipated periods of general market decline, a fund may invest up to 100% of its net assets in: (1) money market instruments, including securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements secured thereby; (2) bank CDs and bankers’ acceptances issued by banks having net assets of at least $1 billion as of the end of their most recent fiscal year; (3) high-grade commercial paper; and (4) other long- and short-term debt instruments that are rated A or higher by S&P, Moody’s or Fitch. For a description of S&P, Moody’s and Fitch’s commercial paper and corporate debt ratings, see Appendix B. A fund may also take positions that are inconsistent with its principal investment strategies.
Large Shareholder Redemption Risk:
Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a fund’s shares. Redemptions by these account holders of their shares in a fund may impact the fund’s liquidity and net asset value. Such redemptions may also force a fund to sell securities at a time when it would not otherwise do so, which may increase the fund’s broker costs and impact shareholder taxes.
Cyber Security:
With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, a fund and its service providers may be prone to operational and information security risks resulting from cyber- attacks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally (e.g., through “hacking,” computer viruses or other malicious software coding), the theft and holding for ransom of proprietary or confidential information or data (sometimes referred to as “ransomware” attacks), denial of service attacks on websites, “phishing” attempts and other social engineering techniques aimed at personnel or systems, and the unauthorized release of confidential information. Cyber-attacks affecting the funds, their investment adviser, their subadvisers, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the funds. For instance, cyber- attacks may interfere with the processing of shareholder transactions, result in the loss or theft of shareholder data or funds, impact a fund’s ability to calculate NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in shareholders or service providers being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The funds may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the funds may invest, which could result in material adverse consequences for such issuers, and may cause the funds’ investment in such companies to lose value. Adverse consequences also could result from cybersecurity incidents affecting counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchanges and other financial market operators, banks, brokers, dealers, insurance companies, other financial institutions and other parties. A fund’s service providers also may be negatively impacted due to operational risks arising from non-cybersecurity related factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology errors or malfunctions, changes in personnel, and errors caused by fund service providers or counterparties.
In addition, other events or circumstances—whether foreseeable, unforeseeable, or beyond our control, such as acts of war, other conflicts, terrorism, natural disaster, widespread disease, pandemic or other public health crises may result in, among other things, quarantines and travel restrictions, workforce displacement and loss or reduction in Personnel and other resources. In the above circumstances, the funds and the Service Providers’ operations may be significantly impacted, or even temporarily halted. The funds’ securities market counterparties or vendors may face the same or similar systems failure, cybersecurity breaches and other business disruptions risks.
Any of these results could have a substantial adverse impact on a fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, shareholders could lose access to their electronic accounts and be unable to buy or sell Shares for an unknown period of time, and service providers could be unable to access electronic systems to perform critical duties for a fund, such as trading, NAV calculation, shareholder accounting or fulfillment of fund share purchases and redemptions. Cybersecurity incidents could cause a fund or fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the fund or fund service provider violated privacy and other laws. There are inherent limitations in risk management systems that seek to reduce the risks associated with cybersecurity and business continuity plans in the event there is a cybersecurity breach, including the possibility that certain risks may not have been adequately identified or prepared for, in large part because different or unknown threats may emerge in the future. Furthermore, the funds do not control the cybersecurity systems and plans of the issuers of securities in which a fund invests or a fund’s third-party service providers or trading counterparties or any other service providers whose operations may affect a fund or its shareholders. The widespread use of remote work arrangements, such as during the COVID-19 pandemic, may increase operational and information security risks.
B.   Industry or Sub-Industry Classifications
For purposes of determining industry or sub-industry classifications, each fund relies primarily upon classifications published by S&P Global Ratings’s Global Industry Classification Standard (“GICS®”). If GICS® does not have an industry or sub-industry classification for a particular security, Carillon Tower, the funds’ investment adviser, will then rely upon classifications published by Bloomberg L.P. If the designated industry or sub-industry no longer appears reasonable, or if any classifications are determined by Carillon Tower to be so broad that the primary economic characteristics of issuers within a single class are materially different, the funds will classify issuers within that class according to the Directory of Companies Filing Annual Reports with the SEC.
III. Investment Limitations
A.   Fundamental Investment Policies for All Funds
The funds are subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.
No fund may:
(1) Act as underwriter, except to the extent the fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;
(2) Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);
(3) Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”);
(4) Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the fund’s net assets; or
(5) With respect to 75% of the fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund’s total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
The following restrictions are fundamental policies for the Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund only. No fund may:
(1) Issue senior securities, borrow money or pledge its assets, except that (i) the fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
(2) Purchase or sell commodities or commodity futures contracts (although the fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).
The following restrictions are fundamental policies for the Carillon Chartwell Real Income Fund and Carillon Chartwell Mid Cap Value Fund only. No fund may:
(1) Issue senior securities, borrow money or pledge its assets, except that (i) each fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.
(2) Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.
B.   Non-Fundamental Investment Policies
The funds have adopted the following additional restrictions which, together with certain limits described above, may be changed by the Board without shareholder approval in compliance with applicable law, regulation or regulatory policy.
The following restriction is a non-fundamental policy of each fund:
(1) No fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.
The following restriction is a non-fundamental policy of the Carillon Chartwell Real Income Fund and Carillon Chartwell Mid Cap Value Fund only:
(1) No fund may invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public), except that the Carillon Chartwell Real Income Fund may purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.
The following restrictions are non-fundamental policies of the Carillon Chartwell Mid Cap Value Fund only:
(1) With respect to 50% of its gross assets, the fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and
(2) With respect to the other 50% of its gross assets, the fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the fund will not be considered a violation.
Restrictions listed above that are not fundamental may be changed by the vote of the majority of the Board, but if any of these non-fundamental restrictions are changed, the funds will give shareholders at least 60 days’ written notice.
IV. Net Asset Value
The NAV per share of each class of shares is normally determined each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”) and the NASDAQ, (typically 4 p.m. Eastern time). A fund will not treat an intraday unscheduled disruption in trading on either the NYSE or NASDAQ as a closure of that particular market, and will price its shares as of the normally scheduled close of the NYSE and NASDAQ if the disruption directly affects only one of those markets. The NYSE and NASDAQ normally are open for business Monday through Friday except the following holidays: New Year’s Day, Martin Luther King Day, President’s Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
The Board has designated Carillon Tower its valuation designee, with responsibility for the day-to-day (1) calculation of each fund’s NAV and (2) carrying out certain functions relating to the valuation of portfolio securities and other instruments in connection therewith. Carillon Tower performs these duties through a Valuation Committee, comprised of employees of Carillon Tower and/or its wholly-owned affiliates. Carillon Tower’s Valuation Committee will monitor for circumstances that may necessitate the use of fair value. In the event that (1) market quotations are not readily available, (2) readily available market quotations are not reflective of market value (prices deemed unreliable), or (3) a significant event has been recognized in relation to a security or class of securities, the Valuation Committee shall determine such securities’ fair value in accordance with Carillon Tower’s Pricing and Valuation Procedures, which have been approved by the Board. Significant events include, but are not limited to, single-issuer events such as corporate announcements or earnings, multiple-issuer events such as natural disasters and significant market fluctuations.
As described further in the Prospectus, the funds value securities or assets held in their portfolios as follows:
Credit Default Swaps. Credit default swaps are valued with prices provided by independent pricing services. A newly issued credit default swap may be priced at cost for up to one business day after a purchase if a market price is not available from an approved independent pricing service.
Equity Securities. A security listed or traded on a domestic exchange is valued at its last sales price at the close of the principal exchange on which it is traded. A security listed principally on the NASDAQ Stock Market is normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m. Eastern time, unless that price is outside the range of the “inside” bid and asked prices; in that case, NASDAQ will adjust the price to equal the “inside” bid or ask price, whichever is closer. If no last sale is reported at that time or the security is traded in the OTC market, market value is based on the most recent quoted bid price.
Foreign Equity Securities. Portfolio securities traded primarily on foreign exchanges generally are valued at the last quoted sales price, or the most recently determined closing price calculated according to local market convention, available at the time a fund is to be valued. If no sale is reported at that time on any foreign market in which the security trades, the market value shall be based on the most recent quoted bid price. At times, an exchange may modify a published closing price after a fund is priced; in such cases, a fund is not required to be revalued. Because trading hours for certain foreign securities end before the close of the NYSE and the NASDAQ, closing market quotations may become unreliable. Consequently, fair valuation of portfolio securities may occur on a daily basis. The Valuation Committee, using the Pricing and Valuation Procedures, may fair value a security if certain events occur between the time the trading of a particular security ends in a foreign market and a fund’s NAV calculation. The Valuation Committee, using the Pricing and Valuation Procedures, may also fair value a particular security if the events are significant and make the closing price unavailable or unreliable. If an issuer- specific event has occurred that the Valuation Committee determines, in its judgment, is likely to have affected the closing price of a foreign security, it will price the security at fair value. The Valuation Committee also utilizes a screening process from a pricing vendor to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on exchange rates provided by an independent pricing service. The pricing vendor, pricing methodology or degree of certainty may change from time to time. Fund securities primarily traded on foreign markets may trade on days that are not business days of the funds. Because the NAV of a fund’s shares is determined only on business days of the fund, the value of the portfolio securities of a fund that invests in foreign securities may change on days when shareholders would not be able to purchase or redeem shares of the fund.
Fixed Income Securities. Government bonds, corporate bonds, asset-backed bonds, municipal bonds, short-term securities (investments that have a maturity date of 60 days or less) and convertible securities, including high yield or junk bonds, normally are valued on the basis of evaluated prices provided by independent pricing services. Evaluated prices provided by the independent pricing services may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors and appropriate methodologies that have been considered, such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, maturity and other market data. If the evaluated prices provided by the independent pricing service and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Forward Contracts. Forward contracts are valued daily at current forward rates provided by an independent pricing service. If prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Pricing and Valuation Procedures.
Investment Companies and ETFs. Investments in other open-end investment companies are valued at their reported NAV. The prospectuses for these companies explain the circumstances under which these companies will use fair value pricing and the effect of the fair value pricing. In addition, investments in closed-end funds and ETFs are valued on the basis of market quotations, if available and reliable. If the prices provided by independent pricing services and independent quoted prices are unavailable or unreliable, the Valuation Committee will fair value the security using the Procedures.
Options and Futures. Options and futures positions are valued based on market quotations, if available and reliable. Futures and options with no readily available fair market value shall be valued using quotations obtained from independent brokers or, if no quotations are available, the Valuation Committee will fair value the security using the Procedures.
The funds are open each Business Day. Trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the funds’ close of business on each Business Day. In addition, trading in various foreign markets may not take place on all Business Days or may take place on days that are not Business Days and on which the funds’ NAVs per share are not calculated. The funds calculate NAV per share and, therefore, effect sales and redemptions, as of the close of regular trading on the NYSE each Business Day. If events materially affecting the value of such securities or other assets occur between the time when their prices are determined (including their value in U.S. dollars by reference to foreign currency exchange rates) and the time when the funds’ NAV is calculated, such securities and other assets may be valued at fair value by methods as determined in good faith by or under procedures established by the Board.
V. Investing in the Funds
The price at which an order to purchase or sell a fund’s shares is effected is based on the NAV per share of each class of a fund next calculated after the order is placed, plus any applicable sales charge, on Business Days. The procedures for purchasing shares of a fund are explained in the Prospectus under “How to Invest.”

VI. Investment Programs
A.   Retirement Plans
 Carillon Family of Funds IRA. An individual may make limited deductible contributions to an IRA through the purchase of fund shares (“Carillon Family of Funds IRA”). A separate agreement is required to establish a Carillon Family of Funds IRA. A Carillon Family of Funds IRA also may be used for certain “rollovers” from qualified retirement plans and from Section 403(b) annuity plans. For more detailed information on a Carillon Family of Funds IRA, please contact Carillon Tower.
The Code limits the deductibility of IRA contributions to a certain maximum. Additionally, individuals who are age 50 or over by the end of any year may make additional special deductible “catch-up” contributions up to a certain maximum per year. These deductible contributions may be made only by taxpayers who are not active participants (and whose spouses are not active participants) in employer-provided retirement plans or who have adjusted gross income below a certain level; however, a married investor who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined adjusted gross income does not exceed a certain maximum established in the Code) is not affected by the spouse’s active participant status. The Code also permits other individuals to make nondeductible IRA contributions up to certain specified amounts. In addition, individuals whose earnings (together with their spouse’s earnings) do not exceed a certain level may establish a Roth IRA; although contributions to this type of account are nondeductible, withdrawals from it generally is not taxable. The maximums, amounts, and limits referred to in this paragraph generally are adjusted for inflation annually.
If any investment held in an IRA is liquidated or, at our sole discretion, otherwise becomes unavailable as a permissible investment, the liquidation or other proceeds will be invested in accordance with your instructions.
Other Retirement Plans. Fund shares also may be used as the investment medium for qualified retirement plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships), nonqualified deferred compensation plans, and certain voluntary employee benefit association and post-retirement benefit plans. Contributions to these plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.
B.   Rights of Accumulation
Certain investors may qualify for the Class A sales charge reductions indicated in the sales charge schedule in the prospectus by combining purchases of Class A and Class C shares into a single “purchase,” if the resulting purchase totals at least $25,000. The term “purchase” refers to: (i) a single purchase by an individual, or to concurrent purchases that, in the aggregate, are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 purchasing Class A or Class C shares for his or their own account; (ii) a single purchase by a trustee or other fiduciary purchasing Class A or Class C shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term “purchase” also includes purchases by a “company,” as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of mutual fund shares at a discount. A “purchase” also may include Class A or Class C shares purchased at the same time through a single selected dealer of any other Carillon Mutual Fund that distributes its shares subject to a sales charge.
The applicable Class A shares initial sales charge will be based on the total of:
(i)	the investor’s current purchase;
(ii)
the NAV (at the close of business on the previous day) of (a) all Class A and Class C shares of a fund held by the investor and (b) all Class A and Class C shares of any other Carillon Mutual Fund held by the investor and purchased at a time when

Class A shares of such other fund were distributed subject to a sales charge (including shares in a money market fund advised or offered by Carillon Tower acquired by exchange); and
(iii)	the NAV of all Class A and Class C shares described in paragraph (ii) owned by another shareholder eligible to combine his purchase with that of the investor into a single “purchase.”
To qualify for a reduced sales charge on a purchase through a selected dealer, the investor or selected dealer must provide the funds’ transfer agent with sufficient information to verify that each purchase qualifies for the privilege or discount.
C.   Class A Letter of Intent
Investors may also obtain the reduced sales charges shown in the prospectus by means of a written Letter of Intent, which expresses the investor’s intention to invest not less than $25,000 within a period of 13 months in Class A shares of any fund managed by Carillon Tower. Each purchase of Class A shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. In addition, if you own Class A shares of any other Carillon Mutual Fund subject to a sales charge, you may include those shares in computing the amount necessary to qualify for a sales charge reduction. Shares purchased within 90 days of the date you sign the Letter of Intent may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date.
The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 4.75% of such amount for Mid Cap Value, Small Cap Growth and Small Cap Value. For Real Income and Short Duration High Yield the minimum initial investment under a Letter of Intent is 3.75% of such amount. Class A shares purchased with either the first 4.75% or first 3.75% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A shares will be redeemed involuntarily to pay the additional sales charge, if necessary. When the full amount indicated has been purchased, the escrow will be released. The difference in sales charge will be used to purchase additional Class A shares of a fund subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. An investor may amend their Letter of Intent to increase the indicated dollar amount and begin a new 13-month period. In that case, all investments subsequent to the amendment will be made at the sales charge in effect for the higher amount. The escrow procedures discussed above will apply.
VII. Redeeming Shares
The methods of redeeming shares are described in the section of the Prospectus entitled “How to Sell Your Investment.”
A.   Receiving Payment
If a request for redemption is received by a fund in good order (as described below) before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern time) on a Business Day, the shares will be redeemed at the NAV per share determined as of 4:00 p.m. Eastern time, minus any applicable CDSC. Requests for redemption received by the fund after 4:00 p.m. Eastern time will be executed at the NAV determined as of 4:00 p.m. Eastern time on the next Business Day, minus any applicable CDSC. Each fund reserves the right to accept and execute orders to redeem at such other time as designated by the fund if it accepts orders on days when the exchange is closed.
If shares of a fund are redeemed by a shareholder through a participating dealer or participating bank (“Financial Advisor”) or Plan Administrator, the redemption is settled with the shareholder as an ordinary transaction (generally three business days after the order was received). Payment for shares redeemed normally will be made by the fund after settlement to Carillon Fund Distributors, Inc.®, the funds’ distributor (“Distributor” or “CFD”), or a Financial Adviser or Plan Administrator on the next business day.
Other supporting legal documents may be required from corporations or other organizations, fiduciaries or persons other than the shareholder of record making the request for redemption. Questions concerning the redemption of fund shares can be directed to the Distributor, a Financial Advisor, designated employer-sponsored retirement plan administrator or to the funds.
For the funds to process a redemption request, it must be in “good order.” Good order means that Carillon Tower has been provided sufficient information necessary to process the request as outlined in this statement of additional information, including:
•	The shareholder’s name,
•	The name of the fund,
•	The account number,
•	The share or dollar amount to be redeemed, and
•	The signatures of all registered shareholders with signature guarantees, if applicable.
Further, there must not be any restrictions applied to the account making the redemption request. Certain requests are subject to the transfer agent’s verification procedures before they are considered in good order. A request is not considered to be in “good order” by the funds until it meets these requirements.
Each fund has the right to suspend redemption or postpone payment at times when the exchange is closed (other than customary weekend or holiday closings) or during periods of emergency or other periods as permitted by the Commission. In the case of any such suspension, the shareholder or Plan Administrator may either withdraw the request for redemption or receive payment based upon the NAV next determined, less any applicable CDSC, after the suspension is lifted. If a redemption check remains outstanding after six months, each fund reserves the right to redeposit those funds in any deposit account registered to the shareholder or Plan Administrator.
The Board may suspend the right of redemption or postpone payment for more than seven days at times (1) during which the NYSE is closed other than for the customary weekend and holiday closings, (2) during which trading on the NYSE is restricted as determined by the Commission, (3) during which an emergency exists as a result of which disposal by the funds of securities it owns is not reasonably practicable or it is not reasonably practicable for the funds fairly to determine the value of its net assets or (4) for such other periods as the Commission may by order permit for the protection of the holders of a class of shares.
The Board is authorized by the Trust’s Agreement and Declaration of Trust dated May 5, 2017, to require any shareholder or group of shareholders to redeem shares for any reason, including if the share activity of an account or the ownership of shares by a particular shareholder is deemed by the Trustees either to affect adversely the Trust or any fund, or not to be in the best interests of the remaining shareholders of any fund or class of shares. Prior to making any such redemption, a fund will provide at least 60 days’ written notice to the affected shareholder(s). Unless the shares are redeemed at an earlier date, absent any unforeseen circumstances, the shares will be redeemed at the NAV per share of a fund determined as of the close of regular trading on the NYSE and the NASDAQ (typically 4:00 p.m. ET) on the redemption date.
B.   Telephone Transactions
Shareholders of Class A, C, and I may redeem shares by placing a telephone request to a fund. Shareholders of Class R-6 shares who purchased their shares through employer-sponsored retirement plans should call their designated plan administrator to redeem shares. A fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees are not liable for any loss arising out of telephone instructions they reasonably believe are authentic. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. If a fund, Carillon Tower, the transfer agent, the Distributor and their trustees, directors, officers and employees do not follow reasonable procedures, some or all of them may be liable for any such losses.
C.   Systematic Withdrawal Plan
Shareholders may elect to make systematic withdrawals from a fund account on a periodic basis. The amounts paid each period are obtained by redeeming sufficient shares from an account to provide the withdrawal amount specified. Should a CDSC apply, the liquidation will be the requested amount, less any applicable charges. The Systematic Withdrawal Plan currently is not available for shares held in an IRA, Section 403(b) annuity plan, defined contribution plan, simplified employee pension plan or other retirement plan, unless the shareholder establishes, to the funds’ satisfaction, that withdrawals from such an account may be made without imposition of a penalty. Shareholders may change the amount to be paid by contacting the funds and no charges shall apply.
Redemptions will be made at NAV determined as of the close of regular trading on the Exchange on a day of each month chosen by the shareholders or a day of the last month of each period chosen by the shareholders, whichever is applicable. Except as described in the Prospectus, systematic withdrawals may be subject to a CDSC. If the Exchange is not open for business on that day, the shares will be redeemed at NAV determined as of the close of regular trading on the Exchange on the following Business Day, minus any applicable CDSC for Class C shares. If a shareholder elects to participate in the Systematic Withdrawal Plan, dividends and other distributions on all shares in the account should be reinvested automatically in fund shares. A shareholder may terminate the Systematic Withdrawal Plan at any time without charge or penalty by giving written notice to the funds. The funds, Carillon Tower, the transfer agent and the Distributor also reserve the right to modify or terminate the Systematic Withdrawal Plan at any time.
A withdrawal payment is treated as proceeds from a sale of shares rather than as a dividend or a capital gain distribution. These payments are taxable to the extent that the total amount of the payments exceeds the tax basis of the shares sold. If the periodic withdrawals exceed reinvested dividends and other distributions, the amount of the original investment may be correspondingly reduced.
Ordinarily, a shareholder should not purchase additional shares of a fund, if maintaining a Systematic Withdrawal Plan of fund shares, because the shareholder may incur tax liabilities in connection with such purchases and withdrawals. A fund will not knowingly accept purchase orders from shareholders for additional shares if they maintain a Systematic Withdrawal Plan unless the purchase is equal to at least one year’s scheduled withdrawals. In addition, a shareholder who maintains such a Systematic Withdrawal Plan may not make periodic investments under each fund’s Automatic Investment Plan.
D.   Waiver of CDSC
The CDSC is currently waived for: (1) Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code; (2) any redemption resulting from a tax-free return of an excess contribution to a qualified employer retirement plan or an IRA; (3) any partial or complete redemption following death or disability (as defined in Section 72(m)(7) of the Code) of a shareholder (including one who owns the shares as a “joint tenant with their spouse) from an account in which the deceased or disabled is named, provided the redemption is requested within one year of the death or initial determination of disability; (4) any redemption of shares to make payments through certain sales from a Systematic Withdrawal Plan of up to 12% annually of the account balance at the beginning of the plan; and (5) any redemption of shares to close out shareholder accounts that do not comply with the minimum balance requirements.

E.   Redemptions-in-Kind
Although each fund intends to redeem shares in cash, each fund reserves the right to pay the redemption price in whole or in part by a distribution of other assets. However, a fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that fund’s NAV, whichever is less. In-kind redemptions are made in accordance with the funds’ in-kind redemption procedures. A redemption-in-kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio securities assumes the risk of a subsequent change in the market value of such securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.
F.   Frequent Purchases and Redemptions of Fund Shares
“Market timing” typically refers to the practice of frequent trading in the shares of mutual funds in order to exploit inefficiencies in fund pricing. Carillon Tower has no formal or informal arrangements to allow customers to frequently trade in the funds. Carillon Tower and its service providers monitor trading activity in the funds in order to detect and deter market timing activities. In some cases, such monitoring results in rejection of purchase or exchange orders. While there is no guarantee that all market timing will be detected, Carillon Tower has adopted a Market Timing Policy, described in the funds’ Prospectus, to deter such activity.
VIII. Exchange Privilege
An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired, at their respective NAVs, as next determined following receipt by the fund whose shares are being exchanged of: (1) proper instructions and all necessary supporting documents or (2) a telephone request from Class A, C, or I shareholders, or from Plan Administrators, for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a fund before the close of regular trading on the NYSE will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the NYSE’s next trading day.
Each fund reserves the right to: (1) reject any order to acquire its shares through exchange or otherwise, (2) restrict or (3) terminate the exchange privilege at any time. In addition, each Carillon Mutual Fund may terminate this exchange privilege upon 60 days’ notice.
IX.  Disclosure of Portfolio Holdings
The funds’ policy is to protect the confidentiality of information relating to portfolio holdings and to prevent the selective disclosure of non-public information. To this extent, neither the funds nor Carillon Tower will provide portfolio holdings information to any individual, investor, Plan Administrator or other person unless specifically authorized by the funds’ Chief Compliance Officer (“CCO”) or as described below.
Each fund’s top 20 portfolio holdings, excluding cash and cash equivalents, will be posted on the funds’ website no earlier than 5 business days after a calendar month’s end and the full portfolio holdings (security name and percentage of total net assets) will be posted and available upon request to the funds’ shareholders no earlier than 5 business days after a calendar quarter’s end. Note that, in the event a fund has 20 or fewer holdings, the disclosure of the holdings at month-end will contain full holdings for that fund. In the event of a new fund, the disclosure of holdings may occur on the first day on which the new fund’s portfolio has been fully assembled, at the CCO’s discretion. In addition, each fund’s portfolio holdings as of the end of each fiscal quarter are reported on Form N-PORT and are reported on Form N-CSR for its semiannual and annual periods. See the Prospectus under “Account and Transaction Policies” for more information regarding public disclosure of the funds’ portfolio holdings.
The funds’ Board, officers and certain Carillon Tower employees have regular access to the funds’ portfolio holdings. In addition to being subject to the prohibitions regarding disclosure of, and trading on non-public information described in Carillon Tower’s Code of Ethics, all Carillon Tower personnel must annually certify compliance with the funds’ policy. Specifically, Carillon Tower’s Code of Ethics prohibits employees from revealing non-public information other than to: (1) persons whose responsibilities require knowledge of the information; (2) regulatory authorities who have appropriate jurisdiction with respect to such matters or (3) third parties who utilize such information for ratings or performance analysis. The CCO may approve access to the funds’ portfolio holdings by other persons in Carillon Tower for a limited period of time upon determining that the access is in the best interest of the funds’ shareholders.
Certain employees of the funds’ sub-adviser also have regular access to the funds’ portfolio holdings and must protect the confidentiality of the funds’ portfolio holdings. The funds, Carillon Tower and the sub-adviser are prohibited from entering into any arrangement to disclose the funds’ portfolio holdings for any type of consideration.
The CCO may provide an entity including the funds’ sub-adviser and custodian (“Authorized Service Provider”) with access to a fund’s portfolio holdings more frequently than is publicly available after the CCO’s determination that such access serves a legitimate business purpose. An Authorized Service Provider may not receive portfolio holdings information unless it signs a confidentiality agreement.
Pursuant to arrangements with third-party vendors, Carillon Tower provides the funds’ portfolio holdings information to Asset Management Services, Inc., Refinitiv Financial Solutions, Morningstar, Bloomberg, S&P Global Ratings, Thompson Financial Services, Inc., ISS’ Securities Class Action Services, GainsKeeper, Blaylock Van, LLC and Vickers on a daily, monthly or quarterly basis subject to confidentiality agreements unless the information is publicly available. Public information received by third party vendors is available no earlier than 5 business days after calendar month or quarter end.
The CCO will assess each ad hoc request for access on a case-by-case basis. Each request and the CCO’s response will be documented in writing, provided to Carillon Tower’s compliance department for approval and posted on the funds’ website. The CCO will send a response to the person making an ad hoc request at least one day after it is posted on the funds’ website. All ad hoc disclosure requests will be reported to the funds’ Board at its next meeting.
In the event portfolio holdings disclosure made pursuant to the policy present a conflict of interest between the funds’ shareholders and Carillon Tower, the sub-adviser, the Distributor or any affiliated person of the funds, the disclosure will not be made unless a majority of the Independent Trustees (as defined below) or a majority of a board committee consisting solely of Independent Trustees approves such disclosure.
The CCO will make an annual report to the funds’ Board on the operation and effectiveness of the policy and any changes thereto. In addition, the Board will receive any interim reports that the CCO may deem appropriate.
X. Taxes
General. Each fund is treated as a separate corporation for federal tax purposes and intends to continue to qualify for favorable tax treatment as a “regulated investment company” under the Code (“RIC”). By so qualifying, a fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.
To continue to qualify for treatment as a RIC, a fund must distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally consisting of net investment income, the excess of net short-term capital gain over net long-term capital loss and net gains and losses from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income (“Distribution Requirement”) and must meet several additional requirements. With respect to each fund, these requirements include the following: (1) the fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in stock, securities or those currencies and net income derived from interests in qualified publicly traded partnerships (“Income Requirement”); and (2) at the close of each quarter of the fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) at the close of each quarter of the fund’s taxable year, not more than 25% of the value of its total assets may be invested in securities (other than Government securities or the securities of other RICs) of any one issuer or of two or more issuers the fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trade or business or the securities of one or more qualified publicly traded partnerships (each, a “Diversification Requirement”).
If a fund failed to qualify for treatment as a RIC for any taxable year – either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income Requirement and both Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements – it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. Additionally, the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the fund’s earnings and profits, taxable as ordinary income (except that, for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”), all or part of those dividends may be Qualified Dividend Income (defined below)). In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Each fund will be subject to a nondeductible 4% excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.
Disposition of Fund Shares and Distributions. A redemption of fund shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis in the redeemed shares (which normally includes any sales charge paid on Class A shares). An exchange of shares of any fund for shares of another Carillon Mutual Fund generally will have similar tax consequences. However, special rules apply when a shareholder disposes of Class A shares of a fund through a redemption or exchange and, by January 31 of the calendar year following the year of that disposition, acquires Class A shares of that fund or of another Carillon Mutual Fund without paying a sales charge due to the 90-day reinstatement or exchange privileges. In those cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when those shares were acquired, and that amount will increase the basis in the shares subsequently acquired. In addition, if shares of a fund are purchased (whether pursuant to the reinstatement privilege or otherwise) within 30 days before or after redeeming other shares of that fund (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis in the newly purchased shares. Any capital gain a non-corporate shareholder recognizes on a redemption or exchange of his or her fund shares that have been held for more than one year will qualify for maximum federal income tax rates of 15% for a single shareholder with taxable income not exceeding $518,900 ($583,750 for married shareholders filing jointly) and 20% for non-corporate shareholders with taxable income exceeding those respective amounts, which are effective for 2024 and will be adjusted for inflation annually.
If shares of a fund are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a dividend or other distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

Dividends and other distributions a fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the fund and received by those shareholders on December 31 of that year if the fund pays them during the following January. Accordingly, those distributions will be taxed to those shareholders for the taxable year in which that December 31 falls.
Dividends from a fund’s investment company taxable income, whether received in cash or reinvested in additional fund shares, are generally taxable to its shareholders as ordinary income, to the extent of its earnings and profits. A portion of those dividends, however, attributable to the aggregate dividends a fund receives from most domestic corporations and certain foreign corporations, or all of those dividends if that aggregate is at least 95% of its gross income (as specially computed) for the taxable year (“Qualified Dividend Income”), may be eligible to be taxed at the 15%/20% maximum federal income tax rates for non-corporate shareholders mentioned above. In addition, the availability of those rates is subject to satisfaction by the fund, and by the shareholder with respect to the fund shares on which the dividends are paid, of certain holding period and other restrictions. A portion of a fund’s dividends – not exceeding the aggregate dividends it receives from domestic corporations only – also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period and other restrictions.
Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held fund shares. A distribution of an amount in excess of a fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the fund owned for one year or less will be taxable as ordinary income.
A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.
For federal income tax purposes, net capital losses incurred by the fund in a particular taxable year can be carried forward to offset net capital gains in any subsequent year until such loss carry forwards have been fully used, and such capital losses carried forward will retain their character as either short-term or long-term capital losses. To the extent subsequent net capital gains are offset by such losses, they would not result in federal income tax liability to the fund and would not be distributed as such to shareholders.
Shareholders will receive information about the source and tax status of all distributors promptly after the close of each calendar year.
Basis Election and Reporting. A shareholder’s basis in shares of a fund that he or she (1) receives pursuant to the Reorganization in exchange for shares acquired as a shareholder of a fund or its predecessor fund after December 31, 2011, or (2) acquires after the date hereof (collectively, “Covered Shares”) will be determined in accordance with the funds’ default method, which is average basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The method a fund shareholder elects (or the default method) may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of fund shares, each fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Income from Foreign Securities. Dividends and interest a fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (“foreign taxes”) that would reduce the total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.
If more than 50% of the value of a fund’s total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes it paid. Pursuant to this election, the fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder’s proportionate share of those taxes, (2) would treat the shareholder’s share of those taxes and of any dividend the fund paid that represents income from foreign or U.S. possessions sources (“foreign-source income”) as the shareholder’s own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder’s federal income tax or, alternatively, deduct the taxes deemed paid by the shareholder in computing the shareholder’s taxable income. If a fund makes this election, it will report to its shareholders shortly after each taxable year their respective shares of foreign-source income and foreign taxes it paid. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and have no foreign-source non-passive income will be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.
A fund may invest in the stock of passive foreign investment companies (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on disposition of the stock (collectively, “PFIC income”), plus interest thereon, even if the fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be treated as Qualified Dividend Income.
If a fund invests in a PFIC and is able to and elects to treat the PFIC as a qualified electing fund (“QEF”), then in lieu of the foregoing tax and interest obligation, the fund would be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain – which the fund most likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax – even if the fund did not receive those earnings and gain from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
A fund may elect to mark-to-market its stock in any PFIC, in which event it likely would be required to distribute to its shareholders any mark-to-market gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of a PFIC’s stock over a fund’s adjusted basis therein as of the end of that year. Pursuant to the election, a fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the fund included in income for prior taxable years under the election. A fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a fund acquires shares therein. While each fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so; and each fund reserves the right to make such investments as a matter of its investment policy.
Gains or losses (1) from the disposition of foreign currencies, including forward currency contracts, (2) on the disposition of a foreign-currency-denominated debt security that are attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security and (3) that are attributable to exchange rate fluctuations between the time a fund accrues dividends, interest or other receivables, or expenses or other liabilities, denominated in a foreign currency and the time a fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine, for federal income tax purposes, the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures and forward currency contracts a fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the Income Requirement.
Some futures, foreign currency contracts and “non-equity options” (i.e., certain listed options, such as those on a “broad-based” securities index) – but excluding any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement – in which a fund may invest will be subject to section 1256 of the Code (“Section 1256 Contracts”). Section 1256 Contracts a fund holds at the end of each taxable year, other than Section 1256 Contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 Contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 Contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain a fund recognizes, without in either case increasing the cash available to the fund.
Code section 1092 (dealing with straddles) also may affect the taxation of certain Derivatives in which a fund may invest. That section defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options, futures and forward currency contracts are positions in personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If a fund makes certain elections, the amount, character and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the federal income tax consequences to a fund of straddle transactions are not entirely clear.
If a fund has an “appreciated financial position” – generally, an interest (including an interest through an option, futures or forward currency contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures or forward currency contract a fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by a fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
 Original Issue Discount and Pay-in-Kind Securities. A fund may acquire zero coupon, step coupon or other securities issued with original issue discount (“OID”). As a holder of those securities, such a fund must include in its income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, each such fund must include in its gross income each taxable year the securities it receives as “interest” on pay-in-kind securities during the year. Because each fund annually must distribute substantially all of its investment company taxable income, including any OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a fund’s cash assets or from the proceeds of sales of portfolio securities, if necessary. A fund may realize capital gains or losses from those sales, which would increase or decrease its taxable income and/or net capital gain.
REITs. Each fund may invest in REITs. A fund’s investment in REIT equity securities may result in the receipt of cash in excess of the REIT’s earnings and profits. If a fund distributes the excess, that distribution could constitute a “return of capital” (i.e., a non-taxable reduction in each shareholder’s basis in his or her fund shares, with any amount exceeding that reduction taxed to the shareholder as capital gain) to the fund’s shareholders for federal income tax purposes. Dividends a fund receives from a REIT generally will not constitute Qualified Dividend Income. A fund distribution to foreign shareholders may be subject to certain federal withholding and other requirements if the distribution is related to a distribution the fund receives from a REIT that is attributable to a sale of U.S. real property interests.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they have made during that year, which would result at that time in a fund’s also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in the annual Forms 1099 sent to shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although a fund may, in one or more years, request from the IRS an extension of time to distribute those forms to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to each shareholder on a single form (rather than having to send them amended forms).
Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Code generally allows non-corporate persons a deduction for 20% of “qualified REIT dividends.” Regulations allow a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in a fund that invests in REITs will be able to receive the benefit of the 20% deduction with respect to the fund’s dividends that are based on REIT dividends received by the fund.
A fund may invest in REITs that (1) hold residual interests in “real estate mortgage investment conduits” (“REMICs”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. Each fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a fund pays. Proposed regulations (effective while pending) would eliminate the withholding tax with respect to capital gain distributions and the proceeds of redemptions of fund shares that was scheduled to go into effect in 2019. The FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.
An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.
The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.
An NFFE that is the beneficial owner of a payment from a fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to a fund or other applicable withholding agent, which may, in turn, report information to the IRS.
Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a fund will need to provide the fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the Prospectus. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a fund.
* * *
The foregoing is only a general summary of some of the important federal tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds’ activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding the treatment of an investment in the funds under state and local tax laws, which may differ from the federal tax treatment described above.
XI.  Shareholder Information
Each share of a fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of shares of each fund has equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. As a Delaware statutory trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust’s or a fund’s operation and for the election of Trustees under certain circumstances. For the Trust, a special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 25% of the Trust’s outstanding shares.
XII. Fund Information
A.   Management of the Funds
Board of Trustees. The funds are governed by the Board of Trustees (“Board”). The Board is responsible for and oversees the overall management and operations of the Trust and the funds, which includes the general oversight and review of the funds’ investment activities, in accordance with federal law and applicable state law, as well as the stated policies of the funds. The Board oversees the funds’ officers and service providers, including Carillon Tower, which is responsible for the management of the day-to-day operations of the funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including Carillon Tower personnel, and the funds’ Chief Compliance Officer, who reports regularly to the Board. The Board also is assisted by the funds’ independent auditor (who reports directly to the funds’ Audit Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.
Risk Oversight
Consistent with its responsibility for oversight of the Trust and the funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the funds. Carillon Tower, as part of its responsibilities for the day-to-day operations of the funds, is responsible for day-to-day risk management for the funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Independent Trustees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the funds.
In general, a fund’s risks include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk. The Board has adopted, and periodically reviews, policies and procedures designed to address risks to the Trust and the funds. In addition, under the general oversight of the Board, Carillon Tower, the funds’ sub-advisers and other service providers to the funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, Carillon Tower oversees and regularly monitors the investments, operations and compliance of the funds’ sub-advisers.

The Board also oversees risk management for the Trust and the funds through review of regular reports, presentations and other information from officers of the funds and other persons. The funds’ CCO and senior officers of Carillon Tower regularly report to the Board on a range of matters, including those relating to risk management. The Board also regularly receives reports from Carillon Tower and the funds’ sub-advisers with respect to the funds’ investments. In addition to regular reports from Carillon Tower, the Board also receives reports regarding other service providers to the funds, either directly or through Carillon Tower or the funds’ CCO, on a periodic or regular basis. At least annually, the Board receives a report from the funds’ CCO regarding the effectiveness of the funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from Carillon Tower and the  funds’ sub-advisers in connection with the Board’s consideration of the renewal of: (1) the Trust’s agreements with Carillon Tower and the funds’ sub-advisers; (2) the Trust’s agreements with CFD; and (3) the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.
The funds’ Principal Financial Officer also reports regularly to the Audit Committee on fund valuation matters. In addition, the Audit Committee receives regular reports from the funds’ independent registered public accounting firm on internal control and financial reporting matters. On at least an annual basis, the Independent Trustees meet with the funds’ CCO to discuss matters relating to the funds’ compliance program.
Not all risks that may affect the funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of Carillon Tower, the funds, the sub-advisers or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) in seeking to achieve each fund’s goals. As a result of the foregoing and other factors, the Board’s ability to manage risk is subject to substantial limitations.
Board Structure and Related Matters
Board members who are not “interested persons” of the funds as defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”) constitute at least three-quarters of the Board. In addition, the Chair of the Board is an Independent Trustee. The Chair presides at all meetings of the Board and acts as a liaison with officers, attorneys, and other Trustees between meetings. The Board believes that its leadership structure, including having an Independent Trustee as Chair, allows for effective communication between the Trustees and fund management and enhances the independent oversight of the funds.
The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees. The Board has established four standing committees, each of which operates pursuant to a charter approved by the Board that delineates the specific responsibilities of that committee: the Audit Committee, the Compliance Committee, the Nominating Committee and the Qualified Legal Compliance Committee. For example, the Audit Committee is responsible for specific matters related to oversight of the funds’ independent auditors, subject to approval of the Audit Committee’s recommendations by the Board. The members and responsibilities of each Board committee are summarized below.
The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Trustees, Independent Board Chair and Board committees, is appropriate for the funds in light of, among other factors, the asset size and nature of the funds, the number of funds overseen by the Board, the arrangements for the conduct of the funds’ operations, the number of Trustees, and the Board’s responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of funds in the complex.
The Board holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each in-person meeting, the Independent Trustees meet outside of management’s presence.

The Independent Trustees may hold special meetings, as needed, either in person or by telephone. The Board met four times during the most recent fiscal year.
The Trustees are identified in the tables below, which provide information as to their principal business occupations held during the last five years and certain other information.
Background of Trustees and Officers. The following is a list of the Trustees of the Trust with their principal occupations and present positions, including any affiliation with Raymond James Financial, Inc. (“RJF”), the Distributor or Carillon Tower, the length of service to the Trust, and the position, if any, they hold on the board of directors/trustees of companies other than the Trust. The principal address of each Trustee and Officer is P.O. Box 23572, St. Petersburg, Florida 33742.
Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee
Independent Trustees:
John Carter (1961) Trustee since 2017 (Carillon Series Trust) Trustee from 2016 to 2017 (Eagle Series Trust)	Law Office of John K. Carter, P.A. since 2015; Founder, Global Recruiters of St. Petersburg 2012 - 2015; President and Chief Executive Officer, Transamerica Asset Management 2006 - 2012; Chairman, Board Member, Transamerica Partners Portfolios, Transamerica Partners Funds Group, Transamerica Partners Funds Group II and Transamerica Asset Allocation Variable Funds 2007 - 2012	16	Trustee, RiverNorth Funds since 2013 (11 funds)
Keith B. Jarrett, PhD (1948) Trustee since 2017 (Carillon Series Trust) Trustee from 2005 to 2017 (Eagle Series Trust)	Managing Partner, PW1 LLC since 2013; Founder, Rockport Funding, LLC (private equity), and Ajax Partners (investment partnership) since 2003	16	N/A
Liana Marante (1963) Trustee since 2017 (Carillon Series Trust) Trustee from 2014 to 2017 (Eagle Series Trust)	Managing Member, Bay Consulting Partners, LLC since 2010; Executive Director, MCS Foundation, Inc., (a nonprofit organization engaged in hurricane recovery in Puerto Rico) 2017 - 2019	16	N/A
Krishna Memani (1960) Trustee since 2021 (Carillon Series Trust)	Chief Investment Officer, Lafayette College since 2020; Vice Chairman, Investments, Invesco 2019 - 2020; Chief Investment Officer, OppenheimerFunds 2009 - 2019	16	N/A
Deborah L. Talbot, PhD (1950) Chair of the Board of Trustees since 2018, Trustee since 2017 (Carillon Series Trust) Trustee from 2002 to 2017 (Eagle Series Trust)	Independent Consultant; Principal, Lazure Enterprises, 2013 - 2019; Deans’ Advisory Board, College of Arts and Sciences, University of Memphis since 2002	16	N/A

Trustees
Name, Birth Year and Position, Term of Office (a) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds Overseen in Fund Complex (b)	Other Directorships held by Trustee
Jerry A. Webman, PhD, CFA® (1949) Trustee since 2018 (Carillon Series Trust)	Chief Economist, OppenheimerFunds 2006 - 2016; Senior Investment Officer, Director of Fixed Income, OppenheimerFunds 1996 - 2009	16
Board of Trustees
since 2016, New
Jersey Law and
Education
Empowerment
Project
(NJ LEEP);
Board Member
since 2017,
Chair,
Investment
Committee and
Member, Finance
Committee since
2018, Charity
Navigator;
Trustee and
Investment
Committee
Member since
2015, Board
Treasurer and
Finance
Committee
Chair since 2022,
Community
Service
Society;
President, Board
of
Managers, 275
W.
10th St.
Condominium
since 2018

(a)
Trustees serve for life or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than at the end of the meeting which occurs immediately after his or her 76th birthday.

(b)	“Fund Complex” is comprised of registered investment companies for which Carillon Tower serves as investment adviser.
In addition to the information set forth in the table above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.
John Carter: Mr. Carter has extensive experience in the investment management business, including as president, chief executive officer and general Counsel of a global asset management firm and service as a chairman of the board of registered investment companies and multiple years of service as a Trustee.
Keith B. Jarrett: Dr. Jarrett has extensive financial and organizational management experience, including as founder of a private equity business and investment partnership, director of numerous private companies and multiple years of service as a Trustee.
Liana Marante: Ms. Marante has extensive financial and organizational management experience, including as founder of a private consulting business, president and CEO of a private company, partner in a public accounting firm, director of numerous private companies and multiple years of service as Board member of the Florida Prepaid College Board and as a Trustee.
Krishna Memani: Mr. Memani has extensive financial and organizational management experience, including service as chief investment officer and vice chairman at different asset management firms.
Deborah L. Talbot: Dr. Talbot has extensive financial and organizational management experience, including service as an executive of a global financial services firm, service on the advisory boards of one private university and one public university, director of community development organizations and multiple years of service as a Trustee.
Jerry A. Webman: Dr. Webman has extensive financial and organizational management experience, including service as a portfolio manager, director of fixed income and chief economist of an asset management firm and as a board chair and investment committee member of several philanthropic organizations.
Board Committees
The Board has an Audit Committee, consisting of Ms. Marante, Dr. Jarrett and Dr. Webman, each of whom is an Independent Trustee. Ms. Marante serves as Chair of the Audit Committee and is the funds’ designated Audit Committee Financial Expert. The primary responsibilities of the Audit Committee are, as set forth in its charter, to make recommendations to the Board Members as to: the engagement or discharge of the funds’ independent auditors (including the audit fees charged by auditors); the supervision of investigations into matters relating to audit matters; the review with the independent auditors and independent consultants of the results of audits; and addressing any other matters regarding audits and financial statements. The Audit Committee met five times during the last fiscal year.
The Board also has a Compliance Committee, consisting of Messrs. Carter and Memani and Dr. Talbot, each of whom is an Independent Trustee. Mr. Carter serves as Chair of the Compliance Committee. The primary responsibilities of the Compliance Committee are: to oversee the funds’ compliance with all regulatory obligations arising under the applicable federal securities law, rules and regulations and oversee management’s implementation and enforcement of the funds’ compliance policies and procedures. The Compliance Committee met four times during the last fiscal year.
The Board also has a Nominating Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Mr. Memani, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The Nominating Committee’s primary responsibility is to make recommendations to the Board on issues related to the composition of the Board, communicate with management on those issues and evaluate and nominate Board member candidates. In determining potential candidates’ qualifications for Board membership, the Nominating Committee considers all factors it determines to be relevant to fulfilling the role of being a member of the Board. The Nominating Committee considers potential candidates for nomination identified by one or more shareholders of a fund. Shareholders can submit recommendations in writing to the attention of the Chair of the Nominating Committee at an address to be maintained by the fund for this purpose. In order to be considered by the Nominating Committee, any shareholder recommendation must include certain information, such as the candidate’s business, professional or other relevant experience and areas of expertise, current business and home addresses and contact information, other board positions or prior experience and any knowledge and experience relating to investment companies and investment company governance. The Nominating Committee did not meet during the last fiscal year.
The Board also has a Qualified Legal Compliance Committee, consisting of Mr. Carter, Dr. Jarrett, Ms. Marante, Mr. Memani, Dr. Talbot and Dr. Webman, each of whom is an Independent Trustee. The primary responsibility of the Qualified Legal Compliance Committee is to receive, review and take appropriate action with respect to any report made or referred to the Qualified Legal Compliance Committee by: an attorney of evidence of a material violation of applicable international or U.S. federal or state securities law, material breach of a fiduciary duty under international or U.S. federal or state law; or a similar material violation by the funds or by any officer, director, employee, or agent of the funds. The Qualified Legal Compliance Committee of Carillon Series Trust did not meet during the last fiscal year.

The following table shows the amount of equity securities in each fund owned by the Trustees as of December 31, 2023:
Dollar Range of Equity Securities Owned:
	John Carter	Keith Jarrett	Liana Marante	Krishna Memani	Deborah Talbot	Jerry Webman
Carillon Chartwell Real Income Fund	None	$10,001- $50,000	None	None	None	None
Carillon Chartwell Mid Cap Value Fund	None	None	None	None	None	None
Carillon Chartwell Short Duration High Yield Fund	None	None	None	None	None	None
Carillon Chartwell Small Cap Growth Fund	None	None	None	None	None	None
Carillon Chartwell Small Cap Value Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Trust	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000

The Trustees and officers of the Trust, as a group, own less than 1% of each class of each fund’s shares outstanding. The Trust’s Agreement and Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. In addition, Delaware law provides that a trustee or other person managing the Trust shall not be personally liable to any person other than the trust or a shareholder for any act, omission or obligation of the trust or any trustee thereof.
Effective January 1, 2024, each Independent Trustee of the Trust who is not an employee of Carillon Tower or its affiliates receives an annual retainer of $105,000 and an additional fee of $8,000 for each combined quarterly meeting of the Trust attended in-person, and 25% of this fee for each combined quarterly meeting of the Trust attended via telephone. For this purpose, the Board considers attendance at regular meetings held by videoconference when in-person meetings are not feasible to constitute in-person attendance at a Board meeting. In addition, each Audit Committee and Compliance Committee member receives $2,000 per meeting (in person or telephonic). The Independent Chair receives an annual retainer of $35,000, the Audit Committee Chairperson receives an annual retainer of $20,000, and the Compliance Committee Chairperson receives an annual retainer of $20,000. Trustees’ fees and expenses are paid equally by each fund. Because Carillon Tower and other unaffiliated service providers perform substantially all of the services necessary for the operation of the Trust, the Trust requires no employees. No officer, director or employee of Carillon Tower receives any compensation from the Trust for acting as a director or officer. The following table shows the compensation earned by each Trustee during the fiscal year ended December 31, 2023.
Total Compensation from the Carillon Series Trust Paid to Trustees Trustee Name
John Carter	$ 150,000.00
Keith Jarrett	$ 134,000.00
Liana Marante	$ 154,000.00
Krishna Memani	$ 130,000.00
Deborah L. Talbot	$ 160,000.00
Jerry A. Webman	$ 134,000.00

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of any of the Trust’s expenses.
The following is a list of the Officers of the Trust with their principal occupations and present positions, including any affiliation with RJF, the Distributor, Carillon Tower or the sub-adviser.

Officers
Name, Birth Year and Position, Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past Five Years
Susan L. Walzer (1967)
President since March 2021
(Carillon Series Trust)
Principal Executive Officer since 2017
(Carillon Series Trust)
Principal Executive Officer from 2011 to 2017 (Eagle Family of Funds)

Director of Raymond James Investment Management, since 2022; Director of Carillon Tower, since 2019; Director of Carillon Fund Services, Inc., 2019-2020; Director of Chartwell Investment Partners, since 2022; Director of Carillon Fund Distributors, Inc.®, since 2019; Director of Scout Investments, Inc., since 2019; Senior Vice President of Fund Administration, Raymond James Investment Management, since 2022; Senior Vice President of Fund Administration, Carillon Tower, 2018 – 2022; Vice President of Fund Administration, Carillon Tower, 2017 – 2018; Vice President of Fund Administration, Eagle, 2011 – 2017.

Carolyn K. Gill (1978) Principal Financial Officer and Treasurer since 2017 (Carillon Series Trust) Principal Financial Officer and Treasurer from 2011 to 2017 (Eagle Family of Funds)
Vice President of Fund Administration, Raymond James Investment Management, since 2022; Vice President of Fund Administration, Carillon Tower, 2018 – 2022; Manager of Fund Accounting for Carillon Tower, 2017 – 2018; Manager of Fund Accounting for Eagle 2005 – 2017 and Fund Reporting for Eagle for 2010 – 2017.

Ludmila M. Chwazik (1965) Chief Compliance Officer and Secretary since 2020 (Carillon Series Trust)	Vice President of Compliance, Raymond James, since 2020, Chief Compliance Officer, Water Island Capital, 2016 – 2019; Senior Vice President of Legal and Compliance, Neuberger Berman, 2014 – 2016;
(a)   Officers each serve one year terms.
B.   Control Persons and Principal Holders of Securities
Control Persons are those beneficial owners who may have the power to exercise a controlling influence over the management or policies of a company as a result of their ownership of more than 25% of the voting securities of the company. Listed below are shareholders who owned of record or were known by the funds to own beneficially 5% or more of the outstanding shares of a class of the following funds as of [ ], 2024. [The Trustees and officers of the Trust, as a group, own less than 1% of all classes of a fund’s shares outstanding.] As of the date of this SAI, the Class A, Class C and Class R-6 shares had not commenced operations; accordingly, no shareholders owned shares of those share classes.
Carillon Chartwell Real Income Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class I Shares
[ ]		[ ]%
Carillon Chartwell Mid Cap Value Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class I Shares
[ ]		[ ]%

Carillon Chartwell Short Duration High Yield Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class I Shares
[ ]		[ ]%
Carillon Chartwell Small Cap Growth Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class I Shares
[ ]		[ ]%
Carillon Chartwell Small Cap Value Fund
Name and Address of Principal Holder	Fund Percentage (listed if over 25%)	Class I Shares
[ ]		[ ]%

C.   Proxy Voting Policies and Procedures
The Board has adopted Proxy Voting Policies and Procedures (“Proxy Policies”) wherein the Trust has delegated to Carillon Tower, and Carillon Tower has delegated to its Head of Sustainable Investing and Corporate Responsibility, who is the Chair of its Stewardship Committee, the responsibility for voting proxies relating to portfolio securities held by each fund as part of its investment advisory services, subject to the supervision and oversight of Carillon Tower. All such proxy voting duties shall be subject to the Board’s continuing oversight. Notwithstanding this delegation of responsibilities, however, each fund retains the right to vote proxies relating to its portfolio securities. The fundamental purpose of the Proxy Policies is to ensure that each vote will be in a manner that reflects the best interest of each fund and its shareholders, taking into account the long-term economic value of a fund’s portfolio securities.
Proxy Voting Guidelines. The Stewardship Committee is the main body responsible for proxy voting and includes representatives from each subadviser as well as Funds’ Chief Compliance Officer (“CCO”). Proxy voting issues are evaluated by the Committee Chair and members representing the Fund’s subadviser for which proxies are being voted. Through this process, proxies will be voted in accordance with the proxy voting guidelines (“Proxy Guidelines”) adopted as part of the Trust’s Proxy Policies. The Committee members may vote a proxy in a manner that is inconsistent with the Proxy Voting Guidelines if the Committee member(s) believe(s) that such a vote is in the Funds’ best interests. On the occasion where Committee member(s) may recommend a vote contrary to the Policy or the Proxy Voting Guidelines, the Committee Chair must document the rationale behind the recommendation to vote contrary to the Policy or the Proxy Voting Guidelines and notify the Funds’ CCO. The Funds’ CCO will review the proxy issue and the recommended vote to ensure that the vote was cast in compliance with the Funds’ overriding obligation to ensure proxies are voted in the best interests of the Funds.
The Proxy Guidelines state how the funds will vote generally with respect to routine proposals. In general, routine proposals are those proposals that do not propose to change the structure, bylaws or operations of the company to the detriment of shareholders. Examples of such proposals would include, among other things, the approval of auditors and the election of directors and/or officers.
Proposals that are not considered to be routine items are those proposals more likely to affect the structure and operations of the company, which would have a greater impact on the value of the underlying security. Examples would include, among other things, decisions as to corporate restructuring, poison pill provisions, and changes in capitalization. These proposals may require special consideration by the Stewardship Committee, depending on whether and how they are addressed in the Proxy Guidelines.
Conflicts of Interest. The Proxy Guidelines also address procedures to be used by the Stewardship Committee when there is a conflict of interest between the interests of its respective fund shareholders and those of Carillon Tower, the sub-adviser, the fund’s principal underwriter or other affiliated persons of the fund. Upon the discovery of a conflict of interest, the Chair of the Stewardship Committee will consult with the funds’ CCO to determine a resolution and, after such consultation, the Chair of the Stewardship Committee will document the issue, including how and why the proxy was voted in a particular manner. In addition, Carillon Tower will provide a quarterly report to the Board that includes information as to how each conflict was resolved.
More Information. Information regarding how proxies for the Carillon Family of Funds were voted during the most recent twelve-month period ended June 30 is available without charge, upon request by calling toll-free, 800.421.4184, visiting our website, rjinvestmentmanagement.com, or by accessing the Trust’s most recently filed report on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Carillon Family of Funds Proxy Voting Guidelines is also available by calling 800.421.4184 or visiting our website, rjinvestmentmanagement.com. The guidelines will be sent within three business days of receipt of a request.
D.   Investment Adviser and Administrator; Sub-adviser
Carillon Tower serves as the investment adviser and administrator for each fund. Carillon Tower was organized as a Florida corporation in 2014. All the capital stock of Carillon Tower is owned by RJF. RJF is a diversified financial services holding company that, through its subsidiaries, is engaged primarily in providing customers with a wide variety of financial services in connection with securities brokerage, limited partnerships, options, investment banking, asset management and related fields.
With respect to each fund, Carillon Tower is responsible for managing the funds’ investment and noninvestment affairs, subject to the direction of each fund’s Board. The Trust, on behalf of each of its series, has entered into an Investment Advisory Agreement with Carillon Tower. Under the Investment Advisory Agreement, Carillon Tower provides a continuous investment program for each fund and determines what securities and other investments will be purchased, retained, sold or loaned by each fund and what portion of such assets will be invested or held uninvested as cash. Carillon Tower also is responsible for effecting transactions for each fund and selecting brokers or dealers to execute such transactions for each fund. Carillon Tower may delegate these duties subject to Board approval, and if required by the 1940 Act, shareholder approval.
Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Trust’s Board, Chartwell Investment Partners, LLC (“Chartwell”) provides investment advice and portfolio management services to the funds, for a fee payable by Carillon Tower.
Chartwell provides professional portfolio managers who make all decisions concerning the investment and reinvestment of the assets of the funds in accordance with each fund’s stated investment objective and policies. Chartwell is a wholly-owned subsidiary of Carillon Tower.
The Advisory Agreement and the Subadvisory Agreement were approved by the Board (including all of the Trustees who are not “interested persons” of Carillon Tower or the sub-adviser, as defined under the 1940 Act) and by the shareholders of the applicable funds in compliance with the 1940 Act. Each Agreement provides that it will be in force for an initial two-year period and it must be approved each year thereafter by (1) a vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not “interested persons” of Carillon Tower, the sub-adviser or the Trust, and by (2) the majority vote of either the full Board or the vote of a majority of the outstanding shares of a fund.
Each Advisory and Subadvisory Agreement automatically terminates on assignment, and each is terminable on not more than 60 days written notice by the Trust to either party. In addition, the Advisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower, as applicable, to a fund and the Subadvisory Agreements may be terminated on not less than 60 days written notice by Carillon Tower as applicable, or 90 days written notice by the sub-adviser. Under the terms of the Advisory Agreement, Carillon Tower automatically becomes responsible for the obligations of the sub-adviser upon termination of the Subadvisory Agreements. In the event Carillon Tower ceases to be the investment adviser of a fund or the Distributor ceases to be principal distributor of shares of a fund, the right of a fund to use the identifying name of “Carillon” may be withdrawn.

Carillon Tower and the sub-adviser shall not be liable to any fund or any shareholder for anything done or omitted by them, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon them by their agreements with a fund or for any losses that may be sustained in the purchase, holding or sale of any security.
All of the officers of each fund are officers or directors of Carillon Tower or its affiliates. These relationships are described under “Management of the Funds.”
Advisory Fees.
For each fund, the current advisory and subadvisory fees, as applicable, are determined as follows:
Fund	Fee Type	Average daily net assets	Rate charged
Carillon Chartwell Real Income Fund	Investment Advisory	$0 to $1.75 billion	0.40%
		$1.75 billion to $3.5 billion	0.38%
		Over $3.5 billion	0.36%
	Subadvisory	$0 to $1.75 billion	0.40%
		$1.75 billion to $3.5 billion	0.38%
		Over $3.5 billion	0.36%

Carillon Chartwell Mid Cap Value Fund	Investment Advisory	All Assets	0.65%
	Subadvisory	All Assets	0.65%

Carillon Chartwell Short Duration High Yield Fund	Investment Advisory	All Assets	0.30%
	Subadvisory	All Assets	0.30%

Carillon Chartwell Small Cap Growth Fund	Investment Advisory	All Assets	0.75%
	Subadvisory	All Assets	0.75%

Carillon Chartwell Small Cap Value Fund	Investment Advisory	All Assets	0.80%
	Subadvisory	All Assets	0.80%
Aggregate investment advisory fees paid to Carillon Tower and subadvisory fees paid by Carillon Tower to the subadvisor, as both a dollar amount and a percentage of net assets, for the period from the commencement of the funds’ operations on July 1, 2022, through the fiscal year ended December 31, 2022 and for the fiscal year ended December 31, 2023, are indicated in the table below.
		Aggregate Investment Advisory and Subadvisory fees paid:
Fund		01/01/23-12/31/23	07/01/22-12/31/22
Carillon Chartwell Real Income Fund	Gross Advisory	$1,377,255	$795,980
		0.40%	0.18%
	(Waived)/Recovered	($323,500)	($118,908)
		-0.09%	(0.03%)
	Net Advisory	$1,053,755	$677,072
		0.31%	0.15%
Carillon Chartwell Mid Cap Value Fund	Gross Advisory	$232,013	$132,940
		0.65%	0.34%
	(Waived)/Recovered	($210,884)	($87,873)
		-0.59%	(0.22%)
	Net Advisory	$21,129	$45,067
		0.06%	0.12%

Carillon Chartwell Short Duration High Yield Fund	Gross Advisory	$692,169	$298,294
		0.30%	0.15%
	(Waived)/Recovered	($245,063)	($127,119)
		-0.11%	(0.06%)
	Net Advisory	$447,107	$171,175
		0.19%	0.09%
Carillon Chartwell Small Cap Growth Fund	Gross Advisory	$121,233	$73,398
		0.75%	0.35%
	(Waived)/Recovered	($121,233)	($73,398)
		-0.75%	(0.35%)
	Net Advisory	$0	$0
		0.00%	0.00%
Carillon Chartwell Small Cap Value Fund	Gross Advisory	$1,155,364	$924,558
		0.80%	0.57%
	(Waived)/Recovered	($302,842)	($110,804)
		-0.21%	(0.07%)
	Net Advisory	$852,523	$813,754
		0.59%	0.50%

Carillon Tower has entered into an administration agreement with the Trust, on behalf of the funds. Under the administration agreement, Carillon Tower provides to each fund and its respective classes certain administrative and clerical services deemed necessary or advisable for the operation of such funds and classes. With the exception of the funds’ Chief Compliance Officer, Carillon Tower pays all salaries, fees and expenses of Officers and Trustees of each fund who are affiliated with Carillon Tower. Carillon Tower and the Trust jointly pay the salary, fees and expenses of the funds’ Chief Compliance Officer. Further, Carillon Tower oversees the activities of the subadvisers, custodian, distributor, transfer agent and other service providers. Carillon Tower also provides office facilities, equipment, and personnel, prepares required regulatory filings, prepares Board materials and coordinates mailing of Prospectuses, notices, proxy statements and other shareholder or investor communications. The fees under the administration agreement are equal to 0.10% of the average daily net assets of all share classes. Carillon Tower has entered into a sub-administration agreement with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Global Fund Services”). Under the sub-administration agreement, Global Fund Services provides each fund certain financial reporting and tax services.
The administrative fees paid to Carillon Tower by each fund for the period from the commencement of the funds’ operations on July 1, 2022, through the fiscal year ended December 31, 2022 and for the fiscal year ended December 31, 2023, are indicated in the table below.
		Administrative fees paid:
Fund		01/01/23-12/31/23	07/01/22-12/31/22
Carillon Chartwell Real Income Fund	Gross Admin	$344,312	$198,993
	(Waived)/Recovered	$0	$0
	Net Admin	$344,312	$198,993
Carillon Chartwell Mid Cap Value Fund	Gross Admin	$35,694	$20,452
	(Waived)/Recovered	$0	$0
	Net Admin	$35,694	$20,452
Carillon Chartwell Short Duration High Yield Fund	Gross Admin	$230,722	$99,430
	(Waived)/Recovered	$0	$0
	Net Admin	$230,722	$99,430
Carillon Chartwell Small Cap Growth Fund	Gross Admin	$16,164	$9,786
	(Waived)/Recovered	($16,164)	($9,786)
	Net Admin	$0	$0
Carillon Chartwell Small Cap Value Fund	Gross Admin	$144,420	$78,069
	(Waived)/Recovered	$0	$0
	Net Admin	$144,420	$78,069

Carillon Tower has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the funds to the extent that annual operating expenses of each class exceed a percentage of the class’ average daily net assets. This expense limitation excludes any interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividend and interest expenses on short sales, expenses incurred in connection with any merger or reorganization, and extraordinary expenses. The contractual fee waiver can be changed only with the approval of a majority of a fund’s Board. Any reimbursement of fund expenses or reduction in Carillon Tower’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement. The following table summarizes the expense caps in effect through April 30, 2025.

Fund	Class A	Class C	Class I	Class R-6
Carillon Chartwell Real Income Fund	0.94%	1.69%	0.64%	0.54%
Carillon Chartwell Mid Cap Value Fund	1.20%	1.95%	0.90%	0.80%
Carillon Chartwell Short Duration High Yield Fund	0.79%	1.54%	0.49%	0.39%
Carillon Chartwell Small Cap Growth Fund	1.35%	2.10%	1.05%	0.95%
Carillon Chartwell Small Cap Value Fund	1.35%	2.10%	1.05%	0.95%

The amount of the subadvisory fee paid by Carillon Tower to Chartwell is reduced by the amount of the fees waived and/or expenses reimbursed by Carillon Tower, and Carillon Tower provides to Chartwell any recoupment that Carillon Tower receives from the funds. Carillon Tower also may receive payments from the funds’ sub-adviser for certain marketing and related expenses.
Class-Specific Expenses. Each fund may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of a fund’s shares to which those expenses are attributable.
E.   Portfolio Managers
Carillon Tower does not employ any portfolio managers for the funds. For each of the funds, Carillon Tower has delegated the responsibility for portfolio management to the sub-adviser. The sub-adviser has provided information regarding its portfolio managers.
1. Chartwell Investment Partners, LLC
Under a separate Subadvisory Agreement, subject to the direction of Carillon Tower and the Board, Chartwell provides investment advice and portfolio management services to the funds, for a fee payable by Carillon Tower.
The Carillon Chartwell Real Income Fund is managed by David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams. Reid T. Halloran began serving as a Portfolio Manager January 1, 2024.
The Carillon Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund are managed by David C. Dalrymple, CFA and T. Ryan Harkins, CFA. Reid T. Halloran began serving as a Portfolio Manager January 1, 2024.
The Carillon Chartwell Short Duration High Yield Fund is managed by Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams.
The Carillon Chartwell Small Cap Growth Fund is managed by Frank L. Sustersic, CFA, and Theresa H. Tran, CFA.
As of December 31, 2023, information on other accounts managed by the funds’ portfolio managers is as follows.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Thomas R. Coughlin, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
T. Ryan Harkins, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

John M. Hopkins, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Andrew S. Toburen, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Christine F. Williams	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
David C. Dalrymple, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Frank L. Sustersic	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Theresa H. Tran, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Reid T. Halloran	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Jeffrey D. Bilsky	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Thomas R. Coughlin, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
T. Ryan Harkins, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
John M. Hopkins, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Andrew S. Toburen, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Christine F. Williams	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
David C. Dalrymple, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Frank L. Sustersic	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Theresa H. Tran, CFA	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]
Reid T. Halloran	[ ]	$[ ]	[ ]	$[ ]	[ ]	$[ ]

Chartwell has adopted policies regarding material conflicts of interest and portfolio manager compensation. Specific information regarding potential conflicts of interest and the portfolio managers’ compensation follows. This information is provided as of January 1, 2024.
Material Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. Chartwell has adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers within Chartwell are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, Chartwell and its advisory affiliates utilize a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation.
Compensation: The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm’s retirement plan.
A portfolio manager’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.
Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts for 1-year and 3-year trailing periods (where applicable) versus (1) the Bloomberg U.S. Aggregate Bond Index, ICE BofA U.S. Cash High Yield Index and the Russell 3000 Value Index for the Carillon Chartwell Real Income Fund, the Russell Midcap Value Index for the Carillon Chartwell Mid Cap Value Fund, the ICE BofA 1-3 Year BB U.S. Cash Pay High Yield Index for the Carillon Chartwell Short Duration High Yield Fund, the Russell 2000 Growth Index for the Carillon Chartwell Small Cap Growth Fund, and the Russell 2000 Value Index for the Carillon Chartwell Small Cap Value Fund, and (2) peer group rankings by product category. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.

Chartwell’s investment teams participate in a revenue sharing plan and all employees participate in a 401(k) plan, which includes a matching contribution from Chartwell.
The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the applicable Fund as of December 31, 2023.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Carillon Chartwell Real Income Fund	Carillon Chartwell Mid Cap Value Fund	Carillon Chartwell Short Duration High Yield Fund	Carillon Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Value Fund
Jeffrey D. Bilsky	None	None	None	None	None
Thomas R. Coughlin, CFA	None	None	None	None	None
T. Ryan Harkins, CFA	$100,001-$500,000	$500,001-$1,000,000	None	None	$500,001-$1,000,000
John M. Hopkins, CFA	None	None	$500,001-$1,000,000	None	None
Andrew S. Toburen, CFA	None	None	$500,001- $1,000,000	None	None
Christine F. Williams	None	None	None	None	None
David C. Dalrymple, CFA	None	Over $1,000,000	None	None	None
Frank L. Sustersic	None	None	None	Over $1,000,000	None
Theresa H. Tran, CFA	None	None	None	$50,001-$100,000	None
Reid T. Halloran	None	None	None	None	None

F.   Portfolio Turnover and Brokerage Practices
Each fund may engage in short-term transactions under various market conditions to a greater extent than certain other mutual funds with similar investment objectives. Thus, the turnover rate may vary greatly from year to year or during periods within a year. A fund’s portfolio turnover rate is computed by dividing the lesser of purchases or sales of securities for the period by the average value of portfolio securities for that period. A 100% turnover rate would occur if all the securities in a fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The following tables show for each fund the turnover rate for the applicable fund for the periods indicated. For periods prior to July 1, 2022, the commencement of operations of the funds, this portfolio turnover rate reflects the portfolio turnover of the applicable Predecessor Fund:

Fund	Portfolio Turnover Rate
	Year Ended December 31, 2023	Year Ended December 31, 2022
Carillon Chartwell Real Income Fund	59%	40%
Carillon Chartwell Mid Cap Value Fund	33%	27%
Carillon Chartwell Short Duration High Yield Fund	39%	35%
Carillon Chartwell Small Cap Growth Fund	72%	80%
Carillon Chartwell Small Cap Value Fund	27%	24%

Carillon Tower or the sub-adviser, as applicable, is responsible for the execution of each fund’s portfolio transactions and must seek the most favorable price and execution for such transactions. Best execution, however, does not mean that a fund necessarily will be paying the lowest commission or spread available. Rather, each fund also will take into account such factors as size of the order, difficulty of execution, efficiency of the executing broker’s facilities and any risk assumed by the executing broker.
It is a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers who execute portfolio transactions for the clients of such advisers. Consistent with the policy of most favorable price and execution, Carillon Tower or the sub-adviser may give consideration to research, statistical and other services furnished by brokers-dealers, and to potential access to initial public offerings (“IPOs”) that may be made available by such broker-dealers. In addition, Carillon Tower or the sub-adviser, as applicable, may place orders with brokers who provide supplemental investment and market research and securities and economic analysis and may pay to these brokers a higher brokerage commission or spread than may be charged by other brokers, provided that Carillon Tower or the sub-adviser determines in good faith that such commission or spread is reasonable in relation to the value of brokerage and research services provided. Such research and analysis may be useful to Carillon Tower or the sub-adviser in connection with services to clients other than the funds. A fund also may purchase and sell portfolio securities to and from dealers who provide it with research services. However, portfolio transactions will not be directed by the funds to dealers on the basis of such research services.
During the fiscal year ended December 31, 2023, certain of the funds directed transactions to brokers pursuant to which the brokers provided third-party or proprietary research or brokerage services to Carillon Tower or a subadviser. Pursuant to these arrangements to receive research and brokerage services, during the fiscal year ended December 31, 2023 it is estimated that Carillon Chartwell Real Income Fund paid total commissions of approximately $[ ] on transactions with a principal value of approximately $[ ], Carillon Chartwell Mid Cap Value Fund paid total commissions of approximately $[ ] on transactions with a principal value of approximately $[ ], Carillon Chartwell Small Cap Growth Fund paid total commissions of approximately $[ ] on transactions with a principal value of approximately $[ ] and Carillon Chartwell Small Cap Value Fund paid total commissions of approximately $[ ] on transactions with a principal value of approximately $[ ].
Carillon Tower or the sub-adviser, as applicable, also may use an affiliated broker-dealer, its affiliates or certain affiliates of Carillon Tower as a broker for agency transactions in listed and OTC securities at commission rates and under circumstances consistent with the policy of best execution. Commissions paid to affiliates of Carillon Tower will not exceed “usual and customary brokerage commissions.” Rule l7e-1 under the 1940 Act defines “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”
Carillon Tower or the subadviser, as applicable, also may select other brokers to execute portfolio transactions. In the OTC market, each fund generally deals with primary market makers unless a more favorable execution can otherwise be obtained. The following table shows the aggregate brokerage commissions paid for the periods from the funds’ commencement of operations on July 1, 2022, through the fiscal year ended December 31, 2022 and for the fiscal year ended December 31, 2023.
Fund	01/01/23-12/31/23	07/01/22-12/31/22
Carillon Chartwell Real Income Fund
Total	$333,701	$129,955
Paid to Affiliate(a)	$20,188	$0
% to Affiliate	6.0%	0.0%
% of transactions w/ Affiliate	1.9%	0.0%
Carillon Chartwell Mid Cap Value Fund
Total	$33,745	$11,953
Paid to Affiliate(a)	$727	$0
% to Affiliate	2.2%	0.0%
% of transactions w/ Affiliate	6.3%	0.0%
Carillon Chartwell Short Duration High Yield Fund
Total	$0	$0
Paid to Affiliate(a)	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/ Affiliate	0.0%	0.0%
Carillon Chartwell Small Cap Growth Fund
Total	$26,909	$26,681
Paid to Affiliate(a)	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/ Affiliate	0.0%	0.0%
Carillon Chartwell Small Cap Value Fund
Total	$134,257	$67,249
Paid to Affiliate(a)	$0	$0
% to Affiliate	0.0%	0.0%
% of transactions w/ Affiliate	0.0%	0.0%

(a)    The affiliate is Raymond James & Associates, Inc., a wholly owned subsidiary of RJF.
No fund may buy securities from, or sell securities to, an affiliate as a principal transaction. However, the Board has adopted procedures in conformity with Rule 10f-3 under the 1940 Act whereby each fund may purchase securities that are offered in underwritings in which an affiliate is a participant. The Board will consider the ability to recapture fund expenses on certain portfolio transactions, such as underwriting commissions and tender offer solicitation fees, by conducting such portfolio transactions through affiliated entities, but only to the extent such recapture would be permissible under applicable regulations, including the rules of the Financial Industry Regulatory
Authority, Inc. and other self-regulatory organizations. Payments to affiliates in the preceding table were made to RJF.
Pursuant to Section 11(a) of the Securities Exchange Act of 1934, as amended, each fund has expressly consented to the Distributor executing transactions on an exchange on its behalf.
Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, Carillon Tower, the sub-adviser and the Distributor have adopted Codes of Ethics (“Codes”). These Codes permit portfolio managers and other access persons of the applicable funds to invest in securities that may be owned by the funds, subject to certain restrictions. The Codes are on public file with, and may be obtained from, the SEC.
Securities of Regular Broker-Dealers. A fund may acquire securities issued by one or more of its “regular brokers or dealers,” as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a “regular broker or dealer” is one of the ten brokers or dealers that, during the fund’s last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund’s portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund’s portfolio transactions or (3)sold the largest dollar amount of the fund’s securities.
The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund’s regular brokers or dealers held by such fund as of December 31, 2023:

Fund	Broker-Dealer	Aggregate Value (in 000’s)
Carillon Chartwell Real Income Fund	[ ]	$ [ ]
Carillon Chartwell Mid Cap Value Fund	[ ]	$ [ ]
Carillon Chartwell Short Duration High Yield Fund	[ ]	$ [ ]
Carillon Chartwell Small Cap Growth Fund	[ ]	$ [ ]
Carillon Chartwell Small Cap Value Fund	[ ]	$ [ ]

G.   Distribution of Shares
Distribution. Shares of each fund are offered continuously through CFD, a subsidiary of Carillon Tower, and through other participating dealers or banks that have dealer agreements with the Distributor. The Distributor receives commissions consisting of that portion of the sales load remaining after the dealer concession is paid to participating dealers or banks. Such dealers may be deemed to be underwriters pursuant to the 1933 Act.
As of the date of this SAI, the funds have not paid any compensation to the principal underwriter.
The Distributor and financial intermediaries or banks with whom the Distributor has entered into dealer agreements offer shares of each fund as agents on a best efforts basis and are not obligated to sell any specific amount of shares. In this connection, the Distributor makes distribution and servicing payments to participating financial intermediaries.
Carillon Tower has entered into agreements with the Distributor and other financial intermediaries or service providers to provide certain services on behalf of the funds. Such services include, but are not limited to, account opening, record retention, processing cash receipts from and disbursements to shareholders and preparing account statements. The Distributor’s role is that of an underwriter and it serves only as an agent for accepting shareholder instructions and does not maintain brokerage accounts for any shareholders. As compensation, Carillon Tower pays from its own resources, not out of fund assets (i.e., without additional cost to the funds or their shareholders), a service fee of up to 0.25% of average daily net assets of each fund to the Distributor and other broker-dealers. CFD’s address is 880 Carillon Parkway, St Petersburg, FL 33716.
Distribution Agreements. Each fund has adopted a distribution agreement pursuant to which the Distributor bears the cost of making information about each fund available through advertising, sales literature and other means, the cost of printing and mailing prospectuses to persons other than shareholders, and salaries and other expenses relating to selling efforts. The Distributor also pays service fees, excluding business related to Class R-6 shares, to dealers for providing personal services to shareholders and for maintaining shareholder accounts. Each fund pays the cost of registering and qualifying its shares under state and federal securities laws and typesetting of its prospectuses and printing and distributing prospectuses to existing shareholders.
The distribution agreements may be terminated at any time on 60 days written notice without payment of any penalty by either party. Each fund may effect such termination by vote of a majority of the outstanding voting securities of a fund or by vote of a majority of the Independent Trustees. For so long as such a plan is in effect, selection and nomination of the Independent Trustees shall be committed to the discretion of such disinterested persons.
Rule 12b-1 Distribution Plan.
Each fund has adopted a distribution plan under Rule 12b-1 for each class of shares (each a “Plan” and collectively the “Plans”). These Plans permit a fund to pay the Distributor the monthly distribution and service fee (“12b-1 fee”) out of the fund’s net assets to finance activity that is intended to result in the sale and retention of each class of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The funds used all Class A and Class C 12b-1 fees to pay the Distributor. Each Plan was approved by the Board, including a majority of the Independent Trustees. In approving such Plans, the Board determined that there is a reasonable likelihood that each fund and its shareholders will benefit from each Plan. Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of a class of a fund. The Board reviews quarterly a written report of Plan costs and the purposes for which such costs have been incurred. A Plan may be amended by vote of the Board, including a majority of the Independent Trustees, cast in person at a meeting called for such purpose. Any change in a Plan that would increase materially the distribution cost to a class requires shareholder approval of that class.

The Distribution Agreements and each Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (1) by the vote of a majority of the Independent Trustees and (2) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If a Plan is terminated, the obligation of a fund to make payments to the Distributor pursuant to the Plan will cease and the fund will not be required to make any payment past the date the Plan terminates.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class A shares and in connection with personal services rendered to Class A shareholders and the maintenance of Class A shareholder accounts, each fund may pay the Distributor distribution and service fees of up to 0.35% of that fund’s average daily net assets attributable to Class A shares of that fund. Currently, each fund pays the Distributor a fee of up to 0.25% of its average daily net assets attributable to Class A shares. These fees are computed daily and paid monthly. The Distributor, on Class A shares, may retain the first 18 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class C shares and in connection with personal services rendered to Class C shareholders and the maintenance of Class C shareholder accounts, each fund pays the Distributor a service fee of 0.25% and a distribution fee of 0.75% of that fund’s average daily net assets attributable to Class C shares. These fees are computed daily and paid monthly. The Distributor, on Class C shares, may retain the first 12 months’ distribution fee for reimbursement of amounts paid to the broker-dealer at the time of purchase.
With respect to Class I and Class R-6 shares, the funds offering such shares do not currently pay the Distributor a Rule 12b-1 fee. However, Carillon Tower or any third party may make payments for the sale and distribution of Class R-6 shares from its own resources.
12b-1 payments are made to the Distributor for distribution services designed to promote the sale and retention of fund shares. As of the date of this SAI, Class A and Class C shares for each fund had not commenced operations; accordingly, there were no class specific 12b-1 fees paid by each fund to the Distributor for the fiscal year ended December 31, 2023.
H.    Payments to Dealers
The Distributor may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with the Distributor during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.
The Financial Adviser through which you purchase your shares may receive all or a portion of the sales charges and Rule 12b-1 fees discussed above. In addition to those payments, Carillon Tower or one or more of its corporate affiliates (collectively, the “Affiliates”) may make additional cash payments to intermediaries in connection with the promotion and sale of shares of funds. Affiliates make these payments from their own resources, which in the case of the Distributor may include the retention of underwriting concessions and payments the Distributor receives under the Rule 12b-1 plans. These additional cash payments are described below. The categories described below are not mutually exclusive. The same financial intermediary may receive payments under more than one or all categories. Many financial intermediaries that sell shares of funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis. Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another. Affiliates do not make an independent assessment of the cost of providing such services.
In this context, “financial intermediaries” include any broker, dealer, bank (including bank trust departments), registered investment advisor, financial planner, retirement plan administrator and any other financial intermediary having a selling, administration or similar agreement with one or more of the Affiliates.
Revenue Sharing Payments. Affiliates make revenue sharing payments as incentives to certain financial intermediaries to promote and sell shares of funds. Revenue sharing arrangements are not financed by the funds, and thus, do not result in increased fund expenses. The benefits that Affiliates receive when they make these payments include, among other things, placing funds on the financial intermediary’s funds sales system, placing funds on the financial intermediary’s preferred or recommended fund list, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Revenue sharing payments are sometimes referred to as “shelf space” payments because the payments compensate the financial intermediary for including funds in its fund sales system (on its “sales shelf”). Affiliates compensate financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary.
The revenue sharing payments Affiliates make may be calculated on sales of shares of funds (“Sales-Based Payments”). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary (“Asset-Based Payments”). Sales-Based Payments primarily create incentives to make new sales of shares of funds and Asset-Based Payments primarily create incentives to retain previously sold shares of funds in investor accounts. Affiliates may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.
Administrative and Processing Support Payments. Affiliates also make payments to certain financial intermediaries that sell fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts. Payments for these services typically do not exceed 0.25% of average annual assets. Affiliates also make payments to certain financial intermediaries that sell fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Affiliates make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking or other recordkeeping fees, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems. To the extent that these services replace services that would otherwise be provided by the funds’ transfer agent or would otherwise be a direct obligation of the funds, the funds, subject to limits authorized by the Board, reimburse an Affiliate for these payments as a transfer agent out-of-pocket expense.
 Other Cash Payments. From time to time, Affiliates, at their expense, may provide additional compensation or waive or reimburse costs to financial intermediaries which sell or arrange for the sale of shares of the funds. This additional compensation, waiver or reimbursement may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as Financial Industry Regulatory Authority, Inc. Affiliates make payments for entertainment or other events they deem appropriate, subject to Affiliate guidelines and applicable law. These payments, waivers or reimbursements may vary depending upon the nature of the event or the relationship. Such compensation provided by Affiliates may include financial assistance to financial intermediaries that enable Affiliates to
•	participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees,
•	client entertainment, client and investor events, and other financial intermediary-sponsored events, and
•	travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.
Payments from Carillon or its Affiliates to financial intermediaries also may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of the funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Payments made with respect to certain classes of shares may create an incentive for an intermediary to promote or favor certain share classes of the funds.

Affiliates are motivated to make the payments, waivers or reimbursements described above since they promote the sale of fund shares and the retention of those investments by clients of financial intermediaries. To the extent financial intermediaries sell more shares of funds or retain shares of funds in their clients’ accounts, Affiliates benefit from the incremental management and other fees paid to Affiliates by the funds with respect to those assets.
In certain cases these payments could be significant to the financial intermediary. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus and SAI. You can ask your financial intermediary about any payments it receives from Affiliates or the funds, as well as about fees and/or commissions it charges.
XIII. Additional Services to the Funds
Transfer Agent and Fund Accounting Services. U.S. Bancorp ("USB"), Global Fund Services, with its principal place of business at 615 East Michigan Street, Third Floor, Milwaukee, WI 53202, is the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for each fund. Each fund pays directly for fund accounting and transfer agent services. Transfer agent fees are paid according to a fee schedule based principally on the number of accounts serviced. Fund accounting fees are based on a percentage of fund assets.
Prior to August 7, 2023, Ultimus Fund Solutions, LLC (“Ultimus), with its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, served as the transfer and dividend disbursing agent and shareholder servicing agent for each fund. Ultimus also was the fund accountant and provided certain administrative services for each fund. The following table shows the fund accounting and administration fees paid to Ultimus by each fund for the period from the funds’ commencement of operations, July 1, 2022, through the fiscal year ended December 31, 2022 and for the period January 1, 2023 through August 4, 2023.
	Administration and Fund Accounting Fees Paid
Fund	01/01/23-08/04/23	07/01/22-12/31/22
Carillon Chartwell Real Income Fund	$91,596.17	$ 97,320
Carillon Chartwell Mid Cap Value Fund	$27,301.34	$ 26,160
Carillon Chartwell Short Duration High Yield Fund	$63,956.50	$ 57,710
Carillon Chartwell Small Cap Growth Fund	$22,692.30	$ 21,900
Carillon Chartwell Small Cap Value Fund	$48,651.11	$ 49,134

Beginning on August 7, 2023, USB began serving as the transfer and dividend disbursing agent, fund accountant and shareholder servicing agent for each fund. The following table shows the fees paid to the transfer agent for each of the indicated periods for all funds:

Transfer Agent Fees Paid
Fund	08/07/23-12/31/23
Carillon Chartwell Real Income Fund	$29,506.26
Carillon Chartwell Mid Cap Value Fund	$6,149.57
Carillon Chartwell Short Duration High Yield Fund	$9,443.04
Carillon Chartwell Small Cap Growth Fund	$5,470.11
Carillon Chartwell Small Cap Value Fund	$12,174.58

The following table shows the fees paid to the fund accountant for each of the indicated periods for all funds:

Fund Accounting Fees Paid
Fund	08/07/23-12/31/23
Carillon Chartwell Real Income Fund	$92,645.76
Carillon Chartwell Mid Cap Value Fund	$13,230.02
Carillon Chartwell Short Duration High Yield Fund	$52,600.58
Carillon Chartwell Small Cap Growth Fund	$16,084.32
Carillon Chartwell Small Cap Value Fund	$27,435.31
 Custodian. U.S. Bank, N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, serves as custodian of each fund’s assets. The custodian provides portfolio accounting and certain other services for the funds. Prior to August 7, 2023, UMB Bank, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106 served as custodian of each fund’s assets.
Legal Counsel. K&L Gates LLP, 1601 K Street NW, Washington, D.C. 20006, serves as counsel to the funds.
Independent Registered Public Accounting Firm. [ ], is the independent registered public accounting firm for the funds.
Potential Liability.
Delaware statutory trust law entitles shareholders to the same limitation of personal liability extended to stockholders of Delaware for-profit corporations. The Trust’s Agreement and Declaration of Trust provides that shareholders shall be entitled, to the fullest extent permitted by law, to the same limitation of personal liability as is extended under the Delaware General Corporation Law to shareholders of private corporations for profit.
Delaware law provides that, except to the extent otherwise provided in the governing instrument of a Delaware statutory trust, a trustee or any other person managing the trust, when acting in such capacity, will not be personally liable to any person other than the trust or a shareholder of the trust for any act, omission or obligation of the trust or any trustee thereof. The Agreement and Declaration of Trust of the Trust provides that trustees, officers, employees and agents of the trust are not personally liable for an obligation of the trust unless they have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust’s Agreement and Declaration of Trust also states that, except as required by the 1940 Act, no trustee, officer, employee or agent of the trust shall owe any fiduciary duties to the trust or any series or to any shareholder or any other person.

APPENDIX A
INVESTMENT TYPES GLOSSARY
Equity Securities:
Common Stocks. Common stocks represent the residual ownership interest in the issuer. They are entitled to the income and increase in the value of the assets and business of the entity after all of its obligations, including preferred stock, are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.
Convertible Securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, increases as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
 Money Market Instruments. The funds intend to hold some cash, short-term debt obligations, government securities or other high-quality money market investments for reserves to cover redemptions and unanticipated expenses. The funds may also invest in shares of one or more money market funds, as described below. There may also be times when the funds attempt to respond to adverse market, economic, political or other conditions by investing a higher percentage of its assets in cash or in those types of money market investments for temporary, defensive purposes. During those times, each fund may not be able to pursue its investment objective or follow its principal investment strategies and, instead, will focus on preserving your investment. The types of short-term debt obligations, government securities or other high-quality money market investments readily changeable into cash in which a fund may invest are:
(1) direct obligations of the U.S. Government such as bills, notes and other debt securities issued by the U.S. Treasury;
(2) certificates of deposit, bankers’ acceptances and other short-term obligations issued domestically by U.S. commercial banks having assets of at least $1 billion and which are members of the FDIC or holding companies of such banks;
(3) commercial paper of companies rated P-2 or higher by Moody’s or A-2 or higher by S&P®, or if not rated by either Moody’s or S&P®, a company’s commercial paper may be purchased by a fund if the company has an outstanding bond issue rated Aa or higher by Moody’s or AA or higher by S&P®;
(4) short-term debt securities that are non-convertible, have one year or less remaining to maturity at the date of purchase, and are rated Aa or higher by Moody’s or AA or higher by S&P®;
(5) negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion and which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation; and
(6) repurchase agreements secured by issues of the U.S. Treasury or U.S. government and other collateral acceptable to the Advisor.

Exchange-Traded Funds (“ETFs”) and Closed-End Funds. Closed-end funds and ETFs trade like stocks on major stock exchanges. Many ETFs are index funds. ETFs provide an inexpensive alternative for investing in whole indexes, industries or sectors. ETFs are also available for individual corporations, real estate investment trusts, international securities, bonds, and commodities. Unlike traditional mutual funds, ETFs and closed-end funds can be purchased throughout the normal trading day and the market price of the ETFs and closed-end fund shares may trade at a discount to their NAV. The shares of closed-end funds may involve the payment of substantial premiums from, and may sell at substantial discounts to, the value of the portfolio securities.
Preferred Stock. A preferred stock blends some of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors if the issuer is dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.
Real Estate Investment Trusts (“REITs”). Equity REITs own real estate properties, and their revenue comes principally from rent. Mortgage REITs loan money to real estate owners, and their revenue comes principally from interest earned on their mortgage loans. Hybrid REITs combine characteristics of both equity and mortgage REITs. The value of an equity REIT may be affected by changes in the value of the underlying property, while a mortgage REIT may be affected by the quality of the credit extended. The performance of both types of REITs depends upon conditions in the real estate industry, management skills and the amount of cash flow. The risks associated with REITs include defaults by borrowers, self-liquidation, failure to qualify for tax-free pass-through of distributed net income and net realized gains under the Code, failure to qualify as an exempt entity under the 1940 Act and the fact that REITs are not diversified.
Master Limited Partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners).
Warrants and Rights. Warrants may be either perpetual or of limited duration but they usually do not have voting rights or pay dividends. The market price of warrants is usually significantly less than the current price of the underlying stock. Thus, there is a greater risk that warrants might drop in value at a faster rate than the underlying stock.
Debt Securities:
Debt Securities. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an increase in the federal budget deficit or an increase in the price of commodities such as oil.
Corporate Debt Obligations. Corporate debt securities include corporate bonds, debentures, notes and other similar corporate debt instruments. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. Please see the discussion of “Investment Grade/Lower Rated Securities” below for additional information.
Fixed and Floating Rate Loans. Fixed and floating rate loans (“Loans”) are loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions

(“Lenders”). Loans may be in the form of participations in Loans (“Participations”) and assignments of all or a portion of Loans from third parties (“Assignments”). These investments are considered to be investments in debt securities.
Foreign Debt Securities. A foreign debt security may have fixed and floating rate income securities (including emerging market securities), all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated).
Investment Grade/Lower Rated Securities:
Investment Grade Securities. Investment grade securities include securities rated BBB or above by S&P Global Ratings’s (“S&P”), Baa or above by Moody’s Investors Service, Inc. (“Moody’s”), or BBB or above by Fitch Ratings Ltd. (“Fitch”) or, if unrated, are deemed to be of comparable quality by a fund’s portfolio manager. Securities may be rated by other nationally recognized statistical rating organizations (“NRSROs”) and these ratings may be higher or lower. When ratings from multiple agencies are available, the highest is used, consistent with the funds’ portfolio investment processes. Credit quality ratings are subject to change without notice. For more information on S&P’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage. For more information on Moody’s rating methodology, please visit moodys.com and select “Rating Methodologies” under Research & Ratings on the homepage. For more information on Fitch’s rating methodology, please visit fitchratings.com and select “Ratings Definitions” at the bottom of the homepage.
The Subadviser performs its own fundamental credit analysis of each security. As part of its fundamental credit analysis, the Subadivser considers various criteria, including industry specific actions, peer comparisons, payment ranking, and structure-specific characteristics. Any securities that are not rated by S&P, Moody’s, or Fitch are analyzed and monitored by the Subadviser on an ongoing basis. For these securities, the Subadviser uses its own credit analysis to assign ratings in categories similar to those of S&P or Moody’s. The use of similar categories is not an indication that the Subadviser’s credit analysis process is consistent or comparable with that of S&P’s, Moody’s, Fitch’s or any other NRSRO’s process were S&P, Moody’s, Fitch or any other NRSRO to rate the same security. Government securities that are issued or guaranteed as to principal and interest by the
U.S. Government are not rated, but are treated by the funds as being rated AAA and Aaa for credit quality purposes.
 Lower Rated / High Yield Securities. Lower rated/high-yield securities are securities rated below investment grade, i.e., rated below BBB by S&P, below Baa by Moody’s, or below BBB by Fitch, or unrated securities determined to be below investment grade by its portfolio manager. These securities are commonly referred to as “high yield securities” and are deemed to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. These securities are subject to specific risks that may not be present with investments of higher grade securities.
Variable- or Floating-Rate Securities.
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi- annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily a percentage of a bank’s prime rate or is determined by reference to the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short- term interest rates or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days’ notice. In other cases, the demand feature is exercisable at any time on 30 days’ notice or on similar notice at intervals of not more than one year. Some securities which do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, a fund may consider that instrument’s maturity to be shorter than its stated maturity.
Institutional Term Loans:
Institutional term loans or other bank loans are typically originated, negotiated and structured by a U.S. commercial bank or other financial institution that acts as agent for a syndicate of loan investors. A fund may invest in institutional term or bank loans that are structured as senior floating rate debt securities or loan participation interests.
Municipal Obligations:
Municipal obligations are issued by or on behalf of states, the District of Columbia and U.S. territories and possessions and their political subdivisions, agencies and instrumentalities. The interest on municipal obligations is generally excludable from gross income for federal income tax purposes (“tax-exempt”) but may be an item of tax preference for purposes of the federal alternative minimum tax. A fund will rely on an opinion of the issuer’s bond counsel at the time municipal obligations are issued to determine the excludability of interest thereon.
There are many different types of municipal obligations. The principal types include “general obligation” securities, which are backed by a municipality’s full taxing power, and “revenue” securities, which are backed only by the income from a specific project, facility or tax. Municipal obligations also include (1) private activity bonds (“PABs”), which are issued by or on behalf of public authorities but are not backed by the credit of any governmental or public authority, (2) “anticipation notes,” which are issued by municipalities in expectation of future proceeds from the issuance of bonds or from taxes or other revenues and are payable from those bond proceeds, taxes or revenues and (3) tax-exempt commercial paper, which is issued by municipalities to help finance short-term capital or operating requirements.
Short-Term Money Market Instruments:
 Bankers’ Acceptances. Bankers’ acceptances generally are negotiable instruments (time drafts) drawn to finance the export, import, domestic shipment or storage of goods. They are termed “accepted” when a bank writes on the draft its agreement to pay it at maturity, using the word “accepted.” The bank is, in effect, unconditionally guaranteeing to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Maturities on bankers’ acceptances that are eligible for purchase usually range from 20 to 180 days but may extend for longer periods.
 Certificates of Deposit (“CDs”). CDs available for investment by the funds are issued by domestic institutions with assets in excess of $1 billion. The FDIC is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured to the extent this limit is exceeded. Current federal regulations also permit such institutions to issue insured negotiable CDs in amounts of $250,000 or more, without regard to the interest rate ceilings on other deposits. To remain fully insured, these investments must be limited to $250,000 per insured bank or savings and loan association.
 Bank Time Deposits. Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

 Commercial Paper. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof. See Appendix B for a description of commercial paper ratings.
Repurchase and Reverse Repurchase Agreements:
 Repurchase Agreements. A repurchase agreement is a transaction in which a fund purchases securities and commits to resell the securities to the original seller at an agreed upon date. The resale price reflects a market rate of interest that is unrelated to the coupon rate or maturity of the purchased securities.
 Reverse Repurchase Agreements. Under a reverse repurchase agreement, a fund sells securities and agrees to repurchase them at a mutually agreed to price.
Mortgage Dollar Rolls and Sale-Buybacks:
A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. During this “roll period,” a fund would forego principal and interest paid on such securities, and the other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. A fund would be compensated by the difference between the current sale price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. A fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the fund’s repurchase of the underlying security.
U.S. Government and Zero Coupon Securities:
 U.S. Government Securities. U.S. Government Securities are securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchases certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. Those securities bear fixed, floating or variable rates of interest. Interest may fluctuate based on generally recognized reference rates or the relationship of rates.
 Zero Coupon and Step Coupon Securities and Pay-In-Kind Bonds. Zero coupon and step coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. Zero coupon and step coupon securities are issued and traded at a discount from their face amount or par value, which discount rate varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.
Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Pay-in-kind bonds may also be issued by a wide variety of corporate and governmental issuers.
Pass-through Securities:
 Mortgage-Backed Securities. Mortgage-backed securities are pools of mortgage loans that are assembled as securities for sale to investors by various governmental, government-related and private organizations. Mortgage-backed securities are “pass through” securities, meaning that a pro rata share of regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool is passed through to the holder.

 Asset-Backed Securities. Asset-backed securities are securities that are secured or “backed” by pools of various types of assets on which cash payments are due at fixed intervals over set periods of time. Asset-backed securities are “pass through” securities, meaning that principal and interest payments made by the borrower on the underlying assets are passed through to the holder.
Foreign Securities Exposure:
 Depositary Receipts. Sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), International Depositary Receipts (“IDRs”), Special Drawing Rights (“SDRs”) or other similar securities represent interests in or convertible into securities of foreign issuers (collectively, “Depositary Receipts”). Depositary Receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted and are subject to foreign securities risks, as discussed below.
EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. GDRs are issued globally for trading in non-U.S. securities markets and evidence a similar ownership arrangement.
Euro/Yankee Bonds. A fund may invest in dollar-denominated bonds issued by foreign branches of domestic banks (“Eurobonds”) and dollar-denominated bonds issued by a U.S. branch of a foreign bank and sold in the U.S. (“Yankee bonds”).
Eurodollar Certificates. A fund may purchase CDs issued by foreign branches of domestic and foreign banks. Domestic and foreign Eurodollar certificates, such as CDs and time deposits, may be general obligations of the parent bank in addition to the issuing branch or may be limited by the terms of a specific obligation or governmental regulation.
Foreign Securities. The fund may invest in securities of companies that are organized in, based in, and/or have their primary listing on non-U.S. markets including emerging markets.
American Depositary Receipts (“ADRs”):
Sponsored and unsponsored ADRs are receipts that represent interests in, or are convertible into, securities of foreign issuers. These receipts are not necessarily denominated in the same currency as the underlying securities into which they may be converted.
ADRs may be purchased through “sponsored” or “unsponsored” facilities and also include New York Shares (“NYRs”). A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use outside the U.S. For purposes of certain investment limitations, ADRs are considered to be foreign securities and are subject to many of the risks inherent in investing in foreign securities, as discussed previously.
Derivatives – Futures, Forwards, Options and Hedging Transactions:
General Description. Certain financial instruments (“Derivatives”), include futures contracts (sometimes referred to as “futures”), options, options on futures and forward currency contracts, to attempt to hedge the fund’s investment portfolio as discussed below.
Hedging strategies can be broadly categorized as “short hedges” and “long hedges.” A short hedge is the purchase or sale of a Derivative intended partially or fully to offset potential declines in the value of one or more investments held in a fund’s investment portfolio. Thus, in a short hedge, a fund takes a position in a Derivative whose price is expected to move in the opposite direction of the price of the investment being hedged. A long hedge is the purchase or sale of a Derivative intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the fund intends to acquire. Thus, in a long hedge, a fund takes a position in a Derivative whose price is expected to move in the same direction as the price of the prospective investment being hedged.
Derivatives on securities generally are used to hedge against price movements in one or more particular securities positions that a fund owns or intends to acquire. Derivatives on indices may be used to hedge broad market sectors.
Options:
Options may include options on securities, equity and debt indices and currencies.
 Characteristics of Options Trading. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.
Futures and Options on Futures:
 Guidelines and Characteristics of Futures and Options on Futures Trading. The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.
 Stock and Bond Index Futures. A stock or bond index assigns relative values to the common stocks or bonds comprised in the index. In an index futures contract, a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying securities in the index is made.
The risk of imperfect correlation between movements in the price of an index futures contract and movements in the price of the securities that are the subject of the hedge increases as the composition of a fund’s portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the futures contract moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, a fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures contracts, a fund may buy or sell index futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities is more than the historical volatility of the index. It is also possible that, where a fund has sold futures contracts to hedge its securities against decline in the market, the market may advance and the value of securities held by the fund may decline. If this occurred, the fund would lose money on the futures contract and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices upon which the futures contracts are based.
Where index futures contracts are purchased to hedge against a possible increase in the price of securities before a fund is able to invest in securities in an orderly fashion, it is possible that the market may decline instead.

If a fund then concludes not to invest in securities at that time because of concern as to possible further market decline for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.
 Forward Currency Contracts. A forward currency contract involves an obligation of a fund to purchase or sell specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.
Forward currency transactions may serve as long hedges – for example, a fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges – for example, a fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.
The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.
 Combined Transactions. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of its overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
A fund’s options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by a fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a fund may also cause the sale of related investments, and increasing turnover; although such exercise is within the fund’s control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.
Swaps, Caps, Floors and Collars:
Among the transactions into which a fund may enter are interest rate, currency, index and total return swaps and the purchase or sale of related caps, floors and collars. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Options on Swap Agreements:
A fund may enter into options on swap agreements (“swaptions”). Swaptions are options to enter into a swap agreement. The purchaser of a swaption pays a premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on predetermined terms at a future date. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.
Forward Commitments:
A fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). In such transactions, securities are purchased or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction.
Illiquid and Restricted Securities:
Illiquid securities are securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. OTC options and their underlying collateral are currently considered to be illiquid investments. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933. Not all restricted securities are deemed illiquid for the purposes noted in this section.
Foreign Investment Companies:
A fund may invest in foreign investment companies. Some of the securities in which a fund invest may be located in countries that may not permit direct investment by outside investors. Investments in such securities may only be permitted through foreign government- approved or -authorized investment vehicles, which may include other investment companies.
When-Issued and Delayed Delivery Transactions:
These transactions involve a commitment by a fund to purchase or sell securities with payment and delivery to take place at a future date, typically one to two months after the date of the transaction. The payment obligations and interest rate are fixed at the time the buyer enters into the transaction.
Short Sales:
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline.
When a fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

APPENDIX B
SHORT-TERM RATINGS
The rating services’ descriptions of commercial paper ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. (“Moody’s”) Short-Term Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1: Issuers (or supporting institutions) rated Prime-1 are rated in the highest category by Moody’s national scale and have a superior ability to repay short-term obligations.
P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term obligations.
P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Description of S&P Global Ratings’s Short-Term Issue Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates S&P Global Ratings’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.
Issue credit ratings are based on current information furnished by the obligors or obtained by S&P Global from other sources it considers reliable. S&P Global Ratings does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn at any time.
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.
A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S& P Global Ratings’s national scale. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
SD and D: A short-term obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed debt restructuring. A ‘SD’ rating is assigned when the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely matter.
Note: Dual Ratings. Dual ratings may be assigned to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, ‘AAA/A-1+’ or ‘A-1+/A-1’). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, ‘SP-1+/A-1+’).
Description of Fitch’s Short-Term Issuer Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest short-term credit quality assigned by Fitch’s national scale.
Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good short-term credit quality.
Good intrinsic capacity for timely payment of financial commitments. F3: Fair short-term credit quality.
The intrinsic capacity for timely payment of financial commitments is adequate. B: Speculative short-term credit quality.

Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C: High short-term default risk. Default is a real possibility.
RD: Restricted default.
Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D: Default
Indicates a broad-based default event for an entity, or the default of a short-term obligation.
LONG-TERM RATINGS
The rating services’ descriptions of corporate debt ratings in which the fund may invest are:
Description of Moody’s Investors Service, Inc. Long-Term Corporate Obligation Ratings
Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default or impairment on contractual financial obligations and any financial loss suffered in the event of default or impairment.
Aaa: Obligations rated Aaa are judged to be of the highest quality by Moody’s national scale, subject to the lowest level of credit risk.
Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa: Obligations rated Baa are subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B: Obligations rated B are considered speculative and are subject to high credit risk.
Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
Description of S&P Global Ratings’s Long-Term Issue Credit Ratings
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations:
•	Likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
•	Nature of and provisions of the obligation, and the promise S&P Global Ratings imputes; and
•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity of the obligor to meet its financial commitments on the obligation.
Note: BB, B, CCC, CC, and C. Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘CC’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
SD and D: An obligation rated ‘SD’ (selective default) or ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An ‘SD’ rating is assigned when S&P Global Ratings believes that the obligor has selectively defaulted on a specific issue or class of obligations but it will continue to meet its payment obligations on other issues or classes of obligations in a timely manner. A rating on an obligor is lowered to ‘D’ or ‘SD’ if it is conducting a distressed debt restructuring.
Note: Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Description of Fitch’s Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.
In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA: Highest credit quality assigned by Fitch’s national scale.
‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very high credit quality.
‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High credit quality.
‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong.
This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative.
‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B: Highly speculative.
‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC: Very high levels of credit risk. Default of some kind appears probable. C: Near default.
A default or default-like process has begun, or the issuer is in standstill, or, for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c. the formal announcement by the issuer or their agent of a distressed debt exchange; or
d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD: Restricted default.
‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include:
a. the selective payment default on a specific class or currency of debt;
b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d. ordinary execution of a distressed debt exchange on one or more material financial obligations.
D: Default.

‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

PART C. OTHER INFORMATION

Item 28. Exhibits

(a)	(i)
Certificate of Trust, dated May 5, 2017, is incorporated by reference to Post-Effective Amendment No. 88 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on June 30, 2017 (“PEA No. 88”)

	(ii)	Agreement and Declaration of Trust, dated May 5, 2017, is incorporated by reference to PEA No. 88
(b)		By-laws, dated May 5, 2017, is incorporated by reference to PEA No. 88
(c)		Shareholders’ rights are contained in Articles III, IV, VI, VII, IX, X and XI of the Registrant’s Agreement and Declaration of Trust and Articles III, VII and IX of the Registrant’s By-laws
(d)	(i)
Investment Advisory Agreement between Registrant and Carillon Tower Advisers, Inc. (“Carillon Tower”), dated November 20, 2020, is incorporated by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 26, 2021 (“PEA No. 100”)

(ii)
Amended Schedule A to Investment Advisory Agreement between Registrant and Carillon Tower, dated July 15, 2022, is incorporated by reference to Post-Effective Amendment No. 109 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 24, 2023 (“PEA No. 109”)

	(iii)	Subadvisory Agreement between Carillon Tower and ClariVest Asset Management LLC (“ClariVest”) with respect to Carillon ClariVest Capital Appreciation Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100
	(iv)	Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated August 14, 2020, is incorporated by reference to PEA No. 100
(v)
Amended Schedule A to Subadvisory Agreement between Carillon Tower and ClariVest with respect to Carillon ClariVest International Stock Fund, dated March 1, 2022, is incorporated by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 25, 2022 (“PEA No. 104”)

(vi)
Subadvisory Agreement between Carillon Tower and Eagle Asset Management, Inc. (“Eagle”), dated November 17, 2017, is incorporated by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on December 22, 2017 (“PEA No. 93”)

	(vii)	Subadvisory Agreement between Carillon Tower and Scout Investments, Inc. (“Scout Investments”), dated November 20, 2020, is incorporated by reference to PEA No. 100
	(viii)	Amended Schedule A to Subadvisory Agreement between Carillon Tower and Scout Investments, dated March 1, 2022, is incorporated by reference to PEA No. 104
	(ix)	Subadvisory Agreement between Carillon Tower and Chartwell Investment Partners, LLC (“Chartwell”), dated July 1, 2022, is incorporated by reference to PEA No. 109
(x)
Expense Limitation Agreement between Registrant and Carillon Tower with respect to Carillon ClariVest Capital Appreciation Fund, Carillon ClariVest International Stock Fund, Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund, Carillon Eagle Small Cap Growth Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund, Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund and Carillon Reams Unconstrained Bond Fund, dated November 17, 2023  - to be filed by subsequent amendment

(xi)
Expense Limitation Agreement between Registrant and Carillon Tower with respect to Carillon Chartwell Real Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund, dated [  ], 2024  - to be filed by subsequent amendment

(e)	(i)	Distribution Agreement between Registrant and Carillon Fund Distributors, Inc. (“CFD”), dated November 18, 2017, is incorporated by reference to PEA No. 93
	(ii)	Amended Schedule A to Distribution Agreement between Registrant and CFD, dated July 15, 2022, is incorporated by reference to PEA No. 109
(f)		Bonus, profit sharing or pension plans — none
(g)	(i)
Custody Agreement between Registrant and U.S. Bank National Association (“U.S. Bank”), dated August 31, 2015, is incorporated by reference to Post-Effective Amendment No. 84 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 29, 2016 (“PEA No. 84”)

	(ii)	Assignment and Second Amendment to the Custody Agreement between Registrant and U.S. Bank, dated November 17, 2017, is incorporated by reference to PEA No. 93

(h)	(i)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC (“USBFS”), dated August 31, 2015, is incorporated by reference to PEA No. 84
	(ii)	Assignment and First Amendment to the Transfer Agent Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(iii)	Administration Agreement between Registrant and Carillon Tower, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(iv)	Amended Schedule A and Schedule B to Administration Agreement between Registrant and Carillon Tower, dated July 15, 2022, is incorporated by reference to PEA No. 109
	(v)	Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(vi)	Assignment and Second Amendment to the Fund Sub-Administration Servicing Agreement between Eagle and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
	(vii)	Fund Accounting Servicing Agreement between Registrant and USBFS, dated August 31, 2015, is incorporated by reference to PEA No. 84
	(viii)	Assignment and Second Amendment to the Fund Accounting Servicing Agreement between Registrant and USBFS, dated November 17, 2017, is incorporated by reference to PEA No. 93
(ix)
Securities Lending Agreement between U.S. Bank and Carillon Series Trust, dated May 15, 2019, is incorporated by reference to Post-Effective Amendment No. 98 to the Trust’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on February 27, 2020

(x)
Form of Fund of Funds Investment Agreement among BlackRock ETF Trust, BlackRock ETF Trust II, iShares Trust, iShares, Inc., iShares U.S. ETF Trust and Carillon Series Trust, is incorporated by reference to PEA No. 104

(i)		Opinion and consent of counsel — to be filed by subsequent amendment
(j)		Consent of Independent Registered Certified Public Accounting Firm — to be filed by subsequent amendment
(k)		Financial statements omitted from prospectus — none
(l)
Letter of investment intent, dated March 8, 1993, is incorporated by reference to Post-Effective Amendment No. 10 to the Trust’s Registration Statement on Form N-1A, SEC File No. 033-57986, filed previously on November 30, 1995

(m)	(i)	Class A Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(ii)	Amended and Restated Schedule A to Class A Distribution Plan Pursuant to Rule 12b-1, dated July 15, 2022, is incorporated by reference to PEA No. 109
	(iii)	Class C Distribution Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(iv)	Amended and Restated Schedule A to Class C Distribution Plan Pursuant to Rule 12b-1, dated July 15, 2022, is incorporated by reference to PEA No. 109
	(v)	Class I Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
	(vi)	Class R-6 Distribution and Service Plan Pursuant to Rule 12b-1, dated November 18, 2017, is incorporated by reference to PEA No. 93
(n)	(i)	Multiple Class Plan pursuant to Rule 18f-3, dated November 18, 2017, is incorporated by reference to PEA No. 93
(ii)
Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated November 19, 2021, is incorporated by reference to Post-Effective Amendment No. 102 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on January 31, 2022 (“PEA No. 102”)

	(iii)	Amended and Restated Appendix A to Amended and Restated Multiple Class Plan pursuant to Rule 18f-3, dated July 15, 2022, is incorporated by reference to PEA No. 109

(p)	(i)	Code of Ethics for Carillon Tower, Eagle, CFD and Carillon Series Trust, dated December 31, 2021, is incorporated by reference to PEA No. 104
	(ii)	Code of Ethics for ClariVest, dated October 1, 2020, is incorporated by reference to PEA No. 100
	(iii)	Code of Ethics for Scout Investments, dated August 1, 2020, is incorporated by reference to PEA No. 100
(iv)
Code of Ethics for Chartwell, dated February 1, 2023, is incorporated by reference to Post-Effective Amendment No. 110 to the Registrant’s Registration Statement on Form N-1A, File No. 033-57986, filed previously on April 26, 2023

Other Exhibits
Powers of Attorney, dated December 8, 2021, is incorporated by reference to PEA No. 102
Item 29. Persons Controlled by or under Common Control with Registrant
None
Item 30. Indemnification
Article IX, Section 9.2 of the Trust’s Agreement and Declaration of Trust provides that:

(a) Subject to the exceptions and limitations contained in paragraph (b) below, every person who is or has been a Trustee or an officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. As used herein, the words “claim”, “action”, “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorney’s fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b) To the extent required under the 1940 Act, but only to such extent, no indemnification shall be provided hereunder to a Covered Person: (i) who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein; or (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office (A) by the court or other body approving the settlement, (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c) To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the person or persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.
(d) To the maximum extent permitted by law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 9.2 shall be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this Section 9.2; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission. The advancement of any expenses pursuant to this paragraph (d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.
(e) Any repeal or modification of this Article IX or adoption or modification of any other provision of this Declaration of Trust inconsistent with this Article IX shall be prospective only to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification or right to advancement of expenses available to any Covered Person with respect to any act or omission that occurred prior to such repeal, modification or adoption.

(f) Notwithstanding any other provision in this Declaration of Trust to the contrary, any liability and/or expense against which any Covered Person is indemnified under this Section 9.2 and any advancement of expenses that any Covered Person is entitled to be paid under paragraph (d) shall be deemed to be joint and several obligations of the Trust and each Series, and the assets of the Trust and each Series shall be subject to the claims of any Covered Person therefor under this Article IX; provided that (i) any such liability, expense or obligation may be allocated and charged by the Trustees between or among the Trust and/or any one or more Series (and Classes) in such manner as the Trustees in their sole discretion deem fair and equitable; and (ii) the Trustees may determine that any such liability, expense, or obligation should not be allocated to one or more Series (and Classes), and such Series or Classes shall not be liable therefor as provided under Section 3.2(a).
(g) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.
(h) Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other person. Without limiting the foregoing, the Trust may, in connection with any transaction permitted by this Declaration of Trust, including the acquisition of assets subject to liabilities or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any person, including a Covered Person, or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX unless otherwise required under applicable law.

Article IX, Section 9.1 of the Trust’s Agreement and Declaration of Trust further provides that:
(a) Except as required by the 1940 Act, no Trustee, officer, employee or agent of the Trust shall owe any fiduciary duties to the Trust or any Series or to any Shareholder or any other person. The Trustees, officers, employees and agents of the Trust shall only have the duty to perform their respective obligations expressly set forth herein in a manner that does not constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties as a Trustee, officer, employee or agent expressly set forth in this Declaration of Trust.
(b) To the extent that, at law (common or statutory) or in equity, the Trustees, officers, employees or agents of the Trust otherwise have duties (including fiduciary duties) and liabilities relating thereto, such duties (including fiduciary duties) and liabilities are eliminated and replaced by the duties and liabilities of the Trustees, officers, employees and agents of the Trust as expressly set forth herein
(c) Except as otherwise expressly set forth herein, the officers, employees and agents of the Trust shall not have any personal liability to any person other than the Trust or its Shareholders for any act, omission or obligation of the Trust or any Trustee. No officer, employee or agent of the Trust shall be liable to the Trust or its Shareholders for any act or omission or any conduct whatsoever; provided that nothing contained herein shall protect any officer, employee or agent against any liability to the Trust or its Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties as an officer, employee or agent as expressly set forth herein.
(d) A Trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of his duties expressly set forth herein, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing: (i) the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any other person, including any officer, agent, employee, independent contractor or consultant, nor shall any Trustee be responsible for the act or omission of any other Trustee; (ii) the Trustees may rely upon advice of legal counsel or other experts and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice; and (iii) the Trustees shall be entitled to rely upon the records of the Trust and upon information, opinions, reports or statements presented by another Trustee or any officer, employee or agent of the

Trust, or by any other person, as to matters reasonably believed to be within such person’s professional or expert competence. The appointment, designation or identification of a Trustee as an expert on any topic or in any area (including an audit committee financial expert), or any other special appointment, designation or identification of a Trustee, shall not impose on that Trustee any standard of care or liability that is greater than that imposed on him as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof. The Trustees shall not be required to give any bond as such, nor any surety if a bond is obtained.
According to Article XI, Section 11.1 of the Trust’s Declaration of Trust, the Trust is a trust, not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust or any Series. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.
Paragraph 8 of the Investment Advisory Agreement provides that Carillon Tower shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Advisory Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Advisory Agreement. Any person, even though also an officer, partner, employee, or agent of Carillon Tower, who may be or become an officer, Board member, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of Carillon Tower even though paid by it.

Paragraph 9 of the Subadvisory Agreements with ClariVest provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.
Paragraph 9 of the Subadvisory Agreement with Eagle provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Scout Investments provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services hereunder. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties hereunder.
Paragraph 9 of the Subadvisory Agreement with Chartwell provides that, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to Carillon Tower, the Trust or their directors, Trustees, officers or shareholders, for any act or omission in the course of, or connected with, rendering services under the Subadvisory Agreement. However, the Subadviser shall indemnify and hold harmless such parties from any and all claims, losses, expenses, obligations and liabilities (including reasonable attorneys’ fees) which arise or result from the Subadviser’s willful misfeasance, bad faith, gross negligence or reckless disregard of its duties under the Subadvisory Agreement.

Paragraph 9 of the Distribution Agreement provides that the Trust agrees to indemnify, defend and hold harmless the Distributor, its several officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or directors, or any such controlling person may incur under the 1933 Act or under common law or otherwise arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that in no event shall anything contained in the Distribution Agreement be construed so as to protect the Distributor against any liability to the Trust or its shareholders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Distribution Agreement. The Trust shall not indemnify the Distributor for certain conduct, including any alleged untrue statement of a material fact contained in information furnished in writing by the Distributor to the Trust for use in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, Prospectus or Statement of Additional Information or necessary to make such information not misleading. The Distributor agrees that it shall look only to the assets of a particular Series, as applicable, and not to any other Series for satisfaction of any obligation created by this Section or otherwise arising under the Distribution Agreement.

Paragraph 12 of the Administration Agreement states that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or any Series in connection with the matters to which the Administration Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Administration Agreement. Any person, even though also an officer, partner, employee, or agent of the Administrator, who may be or become an officer, trustee, employee or agent of the Trust shall be deemed, when rendering services to the Trust or acting in any business of the Trust, to be rendering such services to or acting solely for the Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Administrator even though paid by it.
Section 6.A. of the Sub-Administration Servicing Agreement with USBFS states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Carillon Tower in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS has acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, Carillon Tower shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of Carillon Tower, or any duly authorized officer of a Trust approved by the Trust’s Board of Trustees, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of Carillon Tower, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees USBFS shall indemnify and hold Carillon Tower harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that Carillon Tower may sustain or incur or that may be asserted against Carillon Tower by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or Carillon Tower’s or Trusts’ use of USBFS’ services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property rights of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Carillon Tower” shall include its directors, officers and employees.

Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.01 of the Custody Agreement with U.S. Bank states that the Custodian shall act on good faith and exercise reasonable care and diligence such as a person having responsibility for the provision of such services to a management investment company, registered under the 1940 Act would exercise in the performance of its duties under this Agreement. The Custodian shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, except a loss arising out of or relating to the Custodian’s (or a Sub-Custodian’s) refusal or failure to comply with the terms of this Agreement (or any sub-custody agreement) or from its (or a Sub-Custodian’s) bad faith, negligence or willful misconduct in the performance of its duties under this Agreement (or any sub-custody agreement). The Custodian shall be entitled to rely on and may act upon advice of counsel on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. The Custodian shall promptly notify the Trusts of any action taken or omitted by the Custodian pursuant to advice of counsel.

Section 7.A. of the Transfer Agent Servicing Agreement with USBFS states that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. USBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’s reasonable control, except a loss arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees (the “Board of Trustees”), except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’s refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’s directors, officers and employees.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’s refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the USBFS services in accordance with the terms of this Agreement constitutes a misappropriation, infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.
Neither party to this Agreement shall be liable to the other party for consequential, special or punitive damages under any provision of this Agreement.
Section 9.A of the Fund Accounting Services Agreement with USBFS provides that USBFS shall at all times act in good faith and exercise reasonable care and due diligence in the performance of its duties under this Agreement. Neither USBFS nor its suppliers shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trusts or any third party in connection with its duties under this Agreement, including losses resulting from mechanical breakdowns or the failure of communication or power supplies beyond USBFS’ reasonable control, except a loss arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. Notwithstanding any other provision of this Agreement, if USBFS acted in good faith and exercised reasonable care and due diligence in the performance of its duties under this Agreement, the Trust shall indemnify and hold harmless USBFS and its suppliers from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that USBFS may sustain or incur or that may be asserted against USBFS by any person arising out of or related to (X) any action taken or omitted to be taken by it in performing the services hereunder (i) in accordance with the foregoing standards, or (ii) in reliance upon any written or oral instruction provided to USBFS by any duly authorized officer of the Trust, as approved by its Board of Trustees, or (Y) the Data, or any information, service, report, analysis or publication derived therefrom, except for any and all claims, demands, losses, expenses, and liabilities arising out of or relating to USBFS’ refusal or failure to comply with the terms of this Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties under this Agreement or its suppliers’ bad faith, negligence, or willful misconduct. This indemnity shall be a continuing obligation of the Trust, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “USBFS” shall include USBFS’ directors, officers and employees.

The Trust acknowledges that the Data are intended for use as an aid to institutional investors, registered brokers or professionals of similar sophistication in making informed judgments concerning securities. The Trust accepts responsibility for, and acknowledges it exercises its own independent judgment in, its selection of the Data, its selection of the use or intended use of such, and any results obtained. Nothing contained herein shall be deemed to be a waiver of any rights existing under applicable law for the protection of investors.
USBFS shall indemnify and hold the Trust harmless from and against any and all third party claims, demands, losses, expenses, and liabilities (including reasonable attorneys’ fees and costs) that the Trust may sustain or incur or that may be asserted against the Trust by any person arising out of or related to any action taken or omitted to be taken by USBFS as a result of USBFS’ refusal or failure to comply with the terms of this Agreement, or from its bad faith, negligence, or willful misconduct in the performance of its duties under this Agreement, or from any allegations that the services or Data provided by USBFS misappropriated, infringes and/or violates and/or the Trust’s use of the services or Data provided by USBFS in accordance with the terms of this Agreement constitutes a misappropriation infringement and/or violation of any intellectual property right of any party. This indemnity shall be a continuing obligation of USBFS, its successors and assigns, notwithstanding the termination of this Agreement. As used in this paragraph, the term “Trust” shall include the Carillon Family of Funds’ trustees, officers and employees.

Item 31.
I. Business and Other Connections of Investment Adviser
Carillon Tower Advisers, Inc. (“Carillon Tower”) is a Florida corporation and a registered investment adviser that offers investment management services. Carillon Tower provides investment advisory services to all Funds of the Trust. Carillon Tower’s offices are located at 880 Carillon Parkway, St. Petersburg, Florida 33716. Information as to the directors and officers of Carillon Tower is included in its current Form ADV filed with the SEC (File No. 801-100356). Raymond James Financial, Inc. (“RJF”) owns all shares of stock of Carillon Tower.
II. Business and Other Connections of Subadvisers
ClariVest Asset Management LLC (“ClariVest”), 3611 Valley Centre Drive, Suite 100, San Diego, CA 92130, is a Delaware limited liability company that offers subadvisory services and is a registered investment adviser. ClariVest provides subadvisory services to Carillon ClariVest Capital Appreciation Fund and Carillon ClariVest International Stock Fund. Information as to the officers and directors of ClariVest is included in the current Form ADV filed with the SEC (File No. 801-66386).  Eagle (as defined below) owns all shares of stock of ClariVest.
Eagle Asset Management, Inc. (“Eagle”), 880 Carillon Parkway, St. Petersburg, Florida 33716, is a Florida corporation and a registered investment adviser that offers subadvisory services. Eagle provides subadvisory services to Carillon Eagle Growth & Income Fund, Carillon Eagle Mid Cap Growth Fund and Carillon Eagle Small Cap Growth Fund. Information as to the officers and directors of Eagle is included in its current Form ADV filed with the SEC (File No. 801-21343). RJF owns all shares of stock of Eagle.

Scout Investments, Inc. (“Scout Investments”), 1201 Walnut Street, 21st Floor, Kansas City, MO 64106, is a Missouri corporation and a registered investment adviser that offers investment advisory and subadvisory services. Scout Investments provides subadvisory services to Carillon Reams Core Bond Fund, Carillon Reams Core Plus Bond Fund, Carillon Scout Mid Cap Fund, Carillon Scout Small Cap Fund and Carillon Reams Unconstrained Bond Fund. Information as to the officers and directors of Scout Investments is included in its current Form ADV filed with the SEC (File No. 801-60188). RJF owns all shares of stock of Scout Investments.
Chartwell Investment Partners (“Chartwell”), 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, is a Pennsylvania limited liability company and SEC registered investment adviser that offers subadvisory services to open-end and closed-end funds as well as investment advisory services to institutional and high net worth clients. Chartwell provides subadvisory services to Carillon Chartwell Real Income Fund, Carillon Chartwell Mid Cap Value Fund, Carillon Chartwell Short Duration High Yield Fund, Carillon Chartwell Small Cap Growth Fund and Carillon Chartwell Small Cap Value Fund. Information as to the officers and directors of Chartwell is included in the current Form ADV filed with the SEC (File No. 801-54124). RJF owns all shares of stock of Chartwell.
Item 32. Principal Underwriter
(a) CFD, 880 Carillon Parkway, St. Petersburg, Florida 33716, is the principal underwriter for each series of the Registrant. Eagle owns all shares of stock of CFD.

(b) The directors and officers of the Registrant’s principal underwriter are:

Name	with Underwriter	with Registrant
Susan Walzer	Director	President & PEO

Marshall Ollia	Senior Vice President, Treasurer, Chief Financial Officer, Financial Principal and Director	None

Derek Thieme	Comptroller, Assistant Treasurer	None

Steven B. Gilbert	Chief Executive Officer, President, Director	None

Damian Sousa	Vice President, Chief Compliance Officer	None

Michael Scharmer	Anti Money Laundering Officer	None

Robert Morrison	Corporate Counsel and Secretary	None
The business address for each of the above directors and officers is 880 Carillon Parkway, St. Petersburg, Florida 33716.
(c) Not applicable.
Item 33. Location of Accounts and Records
The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940, as amended (“1940 Act”) are maintained in the physical possession of the Trust’s Custodian through February 28, 1994, except that: Carillon Tower, CFS and U.S. Bancorp maintain some or all of the records required by the 1940 Act; and the Subadvisers will maintain some or all of the records required by the 1940 Act. Since March 1, 1994, all required records are maintained by Carillon Tower and CFS at 880 Carillon Parkway, St. Petersburg, Florida 33716 and U.S. Bancorp at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Item 34. Management Services
None.
Item 35. Undertakings
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Petersburg and the State of Florida, on the day of February 23, 2024.

CARILLON SERIES TRUST

By:	/s/ Susan L. Walzer
Susan L. Walzer
President & Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 111 to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date
/s/ Susan L. Walzer	President & Principal Executive Officer	February 23, 2024
Susan L. Walzer

/s/ Deborah L. Talbot*	Board Chair	February 23, 2024
Deborah L. Talbot

/s/ John Carter*	Trustee	February 23, 2024
John Carter

/s/ Keith B. Jarrett*	Trustee	February 23, 2024
Keith B. Jarrett

/s/ Liana Marante*	Trustee	February 23, 2024
Liana Marante

/s/ Krishna Memani*	Trustee	February 23, 2024
Krishna Memani

/s/ Jerry A. Webman*	Trustee	February 23, 2024
Jerry A. Webman

/s/ Carolyn K. Gill	Principal Financial Officer and Treasurer	February 23, 2024
Carolyn K. Gill

*By:	/s/ Susan L. Walzer
Susan L. Walzer
Attorney-In-Fact